                                                                    EXHIBIT 99.4





                         CONVERSION VALUATION REPORT

                         ---=====================---

                         Valued as of December 20, 1996


                            HEARTLAND COMMUNITY BANK

                                CAMDEN, ARKANSAS





                                  Prepared by:


                              Ferguson & Co., LLP
                                   Suite 550
                        122 West John Carpenter Freeway
                               Irving, TX  75039
                                  972-869-1177

                        [FERGUSON & CO., LLP LETTERHEAD]





                     STATEMENT OF APPRAISER'S INDEPENDENCE
                            HEARTLAND COMMUNITY BANK
                                CAMDEN, ARKANSAS

         We are the appraiser for Heartland Community Bank in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Bank's stock to be issued in the conversion. In connection with our appraisal of the Bank's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Bank, its conversion counsel, its selling agent, or any other party connected with the conversion. We also received a fixed fee for assisting the Bank in connection with the preparation of its business plan to be submitted with the conversion application.

         Heartland Community Bank has agreed to indemnify Ferguson & Co., LLP under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                                     Ferguson & Co., LLP


                                     /s/ CHARLES M. HEBERT
                                     ---------------------------
                                     Charles M. Hebert
                                     Principal



January 13, 1997

                        [FERGUSON & CO., LLP LETTERHEAD]



                                January 13, 1997



Board of Directors
Heartland Community Bank
237 Jackson Street, SW
Camden, Arkansas

Dear Directors:

         We have completed and hereby provide, as of December 20, 1996, an independent appraisal of the estimated pro forma market value of Heartland Community Bank ("Heartland Bank" or the "Bank"), Camden, Arkansas, in connection with the conversion of Heartland Bank from the mutual form to the stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Bank's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

         Ferguson & Co., LLP ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal and assisting with Heartland Bank's business plan, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

         In preparing our appraisal, we have reviewed Heartland Bank's Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of Heartland Bank that included discussions with Gaunt & Co., Ltd., the Bank's independent auditors, and with Housley Kantarian & Bronstein, P.C., the Bank's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

         We also reviewed the economy in Heartland Bank's primary market area and compared the Bank's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

         Our appraisal is based on Heartland Bank's representation that the information contained in the Form AC and additional evidence furnished to us by the Bank and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Heartland Bank and its auditors, nor did we independently value the Bank's assets or liabilities. The valuation considers Heartland Bank only as a going concern and should not be considered an indication of its liquidation value.

Board of Directors
January 13, 1997
Page 2



         It is our opinion that, as of December 20, 1996, the estimated pro forma market value of Heartland Bank was $20,000,000, or 2,000,000 shares at $10.00 per share. The resultant valuation range was $17,000,000 at the minimum (1,700,000 shares at $10.00 per share) to $23,000,000 at the maximum (2,300,000 shares at $10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $26,450,000 (2,645,000 shares at $10.00 per share).

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

         Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Heartland Bank, could materially affect the assumptions used in preparing this appraisal.

         The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. All updates will consider, among other things, any developments or changes in Heartland Bank's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                        Respectfully,
                                        FERGUSON & CO., LLP



                                        /s/ CHARLES M. HEBERT
                                        -------------------------------
                                        Charles M. Hebert
                                        Principal

FERGUSON & CO., LLP





                               TABLE OF CONTENTS

                            HEARTLAND COMMUNITY BANK
                                CAMDEN, ARKANSAS


                                                                                                           PAGE
                                                                                                           ----
INTRODUCTION                                                                                                  1

SECTION I. - FINANCIAL CHARACTERISTICS                                                                        3

PAST & PROJECTED ECONOMIC CONDITIONS                                                                          3

FINANCIAL CONDITION OF INSTITUTION                                                                            3

         BALANCE SHEET TRENDS                                                                                 3
         ASSET/LIABILITY MANAGEMENT                                                                           4
         INCOME AND EXPENSE TRENDS                                                                           11
         REGULATORY CAPITAL REQUIREMENTS                                                                     11
         LENDING                                                                                             12
         NONPERFORMING ASSETS                                                                                18
         LOAN LOSS ALLOWANCE                                                                                 19
         MORTGAGE BACKED SECURITIES AND INVESTMENTS                                                          20
         SAVINGS DEPOSITS                                                                                    22
         BORROWINGS                                                                                          25
         SUBSIDIARIES                                                                                        25
         LEGAL PROCEEDINGS                                                                                   25

EARNINGS CAPACITY OF THE INSTITUTION                                                                         25

         ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION                                                          25
         INTANGIBLE VALUES                                                                                   26
         EFFECT OF GOVERNMENT REGULATIONS                                                                    26
         OFFICE FACILITIES                                                                                   26

FERGUSON & CO., LLP

                            HEARTLAND COMMUNITY BANK
                                CAMDEN, ARKANSAS


                                                                                                          PAGE
                                                                                                          ----
SECTION II - MARKET AREA                                                                                     1

DEMOGRAPHICS                                                                                                 1

SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS                                                        1

COMPARATIVE DISCUSSION                                                                                       1

         SELECTION CRITERIA                                                                                  1
         PROFITABILITY                                                                                       2
         BALANCE SHEET CHARACTERISTICS                                                                       2
         RISK FACTORS                                                                                        2
         SUMMARY OF FINANCIAL COMPARISON                                                                     3

FUTURE PLANS                                                                                                 3

SECTION IV - CORRELATION OF MARKET VALUE                                                                     1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                                                              1

         FINANCIAL ASPECTS                                                                                   1
         MARKET AREA                                                                                         2
         MANAGEMENT                                                                                          3
         DIVIDENDS                                                                                           3
         LIQUIDITY                                                                                           3
         THRIFT EQUITY MARKET CONDITIONS                                                                     4

ARKANSAS ACQUISITIONS                                                                                        4

FERGUSON & CO., LLP

                            HEARTLAND COMMUNITY BANK
                                CAMDEN, ARKANSAS


                                                                                                          PAGE
                                                                                                          ----
SECTION IV - CORRELATION OF MARKET VALUE - CONTINUED

EFFECT OF INTEREST RATES ON THRIFT STOCK                                                                     5

         ADJUSTMENTS CONCLUSION                                                                              6
         VALUATION APPROACH                                                                                  6
         VALUATION CONCLUSION                                                                                7

FERGUSON & CO., LLP




                                 LIST OF TABLES

                            HEARTLAND COMMUNITY BANK
                                CAMDEN, ARKANSAS


     TABLE
     NUMBER                                                  TABLE TITLE                                PAGE
     ------                                                  -----------                                ----
                   SECTION I - FINANCIAL CHARACTERISTICS

        1          Selected Financial Data                                                                5
        2          Selected Operating Data                                                                6
        3          Selected Operating Ratios                                                              7
        4          Loan Maturity Schedule                                                                 8
        5          GAP Analysis                                                                           9
        6          Net Portfolio Value                                                                   10
        7          Regulatory Capital Compliance                                                         11
        8          Analysis of Loan Portfolio                                                            13
        9          Loan Activity                                                                         14
       10          Average Balances, Yields, Costs                                                       15
      10a          Interest Balances, Yields, Costs                                                      16
       11          Rate/Volume Analysis                                                                  17
       12          Non-Performing Assets                                                                 18
       13          Analysis of Allowance for Loan Losses                                                 19
       14          Allocation of Allowance for Loan Losses                                               20
       15          Investment Securities                                                                 20
       16          Investment Carrying Values                                                            21
       17          Deposit Portfolio                                                                     22
       18          Deposits, Averages and Rates                                                          23
       19          Jumbo Certificates of Deposit                                                         24
       20          Savings Deposit Activity                                                              24
       21          Office Facilities                                                                     27

                   SECTION II - MARKET AREA

        1          Key Economic Indicators                                                                4
       1a          Key Economic Indicators - Counties                                                     5
        2          Earnings by Industry                                                                   6
        3          Competitive Deposits                                                                   7

FERGUSON & CO., LLP

                            HEARTLAND COMMUNITY BANK
                                CAMDEN, ARKANSAS


     TABLE
     NUMBER                                                  TABLE TITLE                                PAGE
     ------                                                  -----------                                ----
                   SECTION III - COMPARISON WITH PUBLICLY
                   TRADED THRIFTS

       1           Comparatives General                                                                   4
       2           Key Financial Indicators                                                               5
       3           Pro Forma Comparisons                                                                  6
       4           Comparative Selection                                                                  8

                   SECTION IV - CORRELATION OF MARKET VALUE

       1           Appraisal Adjustments to Earnings                                                      2
       2           Arkansas Acquisitions Since January 1, 1995                                            8
       3           Recent Conversions                                                                    11
       4           Comparison of Pricing Ratios                                                          14


                                                           LIST OF FIGURES

     FIGURE
     NUMBER                                                  FIGURE TITLE                               PAGE
     ------                                                  ------------                               ----
                   SECTION IV - CORRELATION OF MARKET VALUE

       1           SNL Index Since 1994                                                                  15
       2           Interest Rates Last Six Months                                                        16

FERGUSON & CO., LLP




                                    EXHIBITS

                            HEARTLAND COMMUNITY BANK
                                CAMDEN, ARKANSAS


                                 EXHIBIT TITLE

Exhibit I - Ferguson & Co., LLP. Qualifications

Exhibit II - Selected Region, State, and Comparatives Information

Exhibit III - Heartland Community Bank TAFS Report

Exhibit IV - Comparative Group TAFS and BankSource Reports

Exhibit V - Pro Forma Calculations

         Pro Forma Assumptions
         Pro Forma Effect of Conversion Proceeds at the Minimum of the Range Pro Forma Effect of Conversion Proceeds at the Midpoint of the Range Pro Forma Effect of Conversion Proceeds at the Maximum of the Range Pro Forma Effect of Conversion Proceeds at the SuperMax of the Range Pro Forma Analysis Sheet

                                   SECTION I
                           FINANCIAL CHARACTERISTICS

FERGUSON & CO., LLP                                                   SECTION I.



                                  INTRODUCTION

         Heartland Community Bank, ("Heartland Bank" or "Bank") is a federally chartered, federally insured mutual savings and loan bank located in Camden (Ouachita County), Arkansas. It was chartered in 1934 as First Federal Savings and Loan Association of Camden, Camden, Arkansas. Its name was changed to Heartland Community Bank Savings and Loan Association in 1996. It obtained federal insurance of accounts in 1934 and joined the Federal Home Loan Bank system the same year. On November 21, 1996, it adopted a plan to convert to a stock savings and loan association, via a standard mutual to stock conversion.

         At September 30, 1996, Heartland Community Bank had total assets of $172.9 million, net loans of $89.3 million, mortgage-backed securities of $54.8 million, investment securities of $16.7 million, deposits of $147.2 million, borrowings of $10 million and net worth of $13.5 million, or 7.79% of assets.

         The Bank has seven offices located in five counties, Ouachita, Dallas, Grant, Pulaski, and Drew. In addition, the Bank also has market penetration in three additional counties, Cleveland, Saline and Calhoun. The eight counties are contiguous and are located in the south central portion of Arkansas. Arkansas is one of the West South Central states of the United States. It is bounded on the north and northeast by Missouri, on the east by Tennessee and Mississippi, on the south by Louisiana, on the southwest by Texas, and on the west by Oklahoma. The Mississippi River forms virtually the entire eastern boundary. Little Rock is the capital and the state's largest city. Arkansas is rich in mineral resources, chiefly petroleum, natural gas, and bauxite. By most standards, Arkansas is one of the poorest states in the United States. Although the trend in personal income is up, the real personal income of the state was 22% below that of the United States in 1995.(1)

         Heartland Community Bank is a traditional thrift with a slight orientation toward loans. It invests primarily in: (1) 1-4 family loans and, to a lesser extent, in multifamily, commercial real estate, construction loans, commercial non-real estate loans, and consumer loans; (2) mortgage backed securities; (3) United States government and agency securities; and (4) temporary cash investments. It is funded principally by savings deposits, borrowings, and existing net worth. It has utilized borrowings as an alternate funding source.

         The Bank offers a variety of loan products to accommodate its customer base, and single family loans dominate the Bank's loan portfolio. In recent years, Heartland Community Bank has concentrated its lending on one year ARM's and 15 year fixed rate single family loans. At September 30, 1996, gross loans on 1-4 family dwellings made up 34.84% of total assets and 67.51% of the loan portfolio. Mortgage backed securities made up 31.71% of total assets. Investment securities made up 9.65% of Heartland Community Bank's assets at September 30, 1996.

         Heartland Community Bank had $990.3 thousand in non-performing assets at September 30, 1996 (1.09% of total assets), as compared to $1.02 million at June 30, 1996 (1.20% of total assets). In real dollars, non-performing assets are up from the $672.6 thousand at June 30, 1995, and the $464.9 thousand at June 30, 1994. However, expressed as a percentage of assets there is improvement. Non-performing assets were 1.23% of total assets at June 30, 1995, and .87% of total assets at June 30, 1994.





---------------------------

(1) "Arkansas" Encarta Encyclopedia, Funk & Wagnalls Corporation.

FERGUSON & CO., LLP                                                   SECTION I.



         Savings deposits increased during the four year and three month period from June 30, 1992, to September 30, 1996, by $42.87 million. The majority of this increase can be attributed to the purchase of another financial institution in 1996. Between June 30, 1992 and June 30, 1995 the deposits grew from $104.3 million to $112 million. This growth trend is the result of deliberate actions on the part of Management. In 1996, Management began to seek alternative funding sources in order to improve spreads and reduce interest rate risk Heartland Community Bank has relied extensively on borrowings during recent years. At September 30, 1996, advances from FHLB were $10 million and have been at that level since.

         The Bank's capital to assets ratio has shown steady growth. Equity capital, as a percentage of assets, has increased from 8.78% at June 30, 1992, to 11.24% at June 30, 1995. After acquiring another financial institution in 1996, the capital ratio dropped to 8.31% (above the "well capitalized" level) in June of 1996. By September 30, 1996, the capital ratio was down to 7.79%. The decrease was due mainly to asset growth and recognition of need for additional provisions for loan losses in the newly acquired subsidiary. Nevertheless, capital levels remain ample. This capital position was a result of consistent earnings combined with steady growth. Capital in dollars has increased from $10.138 million to $13.478 million, which is a 32.95% increase.

         Heartland Community Bank's profitability, as measured by return on average assets ("ROAA"), was above its peer group average of thrifts filing TFR's with the OTS, consisting of OTS supervised thrifts with assets from $100 million to $500 million, with the exception of the first two quarters of 1996. For the years ending December 31, 1993, 1994, and 1995, and the quarter ended June 30, 1996, Heartland Community Bank ranked in the 63rd, 79th, 57th, and 3rd percentile, respectively, in ROAA. In return on equity for the same periods, Heartland Community Bank ranked in the 49th, 79th, 57th, and 4th percentile, respectively.(2) The two quarters of 1996 reflect a "cleaning up" of the operation, in preparation for conversion (see Exhibit III).





----------------------------------

(2) "TAFS" by Sheshunoff Information Services, Inc., as of June 30, 1996.

FERGUSON & CO., LLP                                                   SECTION I.



                         I.  FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

         Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995. Since early 1996, rates have moved in a narrow band. From mid-March until early June there was a slight upward trend, with the spread between the short end and the long end increasing. Early July saw the jobless rate dip, and responding to inflation fears, the rates rose slightly. In late July Greenspan's comments sparked a rise in the Dow-Jones, but rates remained steady. Mid-August's report on the rising CPI caused a slight increase in rates, but they remained within the narrow band. The recent pass by the Federal Reserve to raise rates should provide stability in rates and the equities market. The S&P 500 Index increased more than 14% in the first 10 months of 1996. Toward the end of the year there were some periods of adjustment, but equities and the S&P have rebounded nicely. This increase was on top of a sizable gain in 1995.(3) The general rise in the equity market has translated into overall gains in the thrift equity market. These factors, coupled with the circumstances of having fewer conversions in 1996, have had some dramatic results in the thrift equities market. There is little evidence that market conditions will change in the near future. The number of "conversion stock speculators" has grown as thrift and bank acquisitions have continued. The hope of a quick profit has many speculative dollars chasing fewer good conversion opportunities.

         The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, the industry is still a long lender and for the most part a short borrower. Periods of gradually rising interest rates can be readily managed, but periods of rapidly rising rates and interest rate spikes can negate, to a certain degree, the positive impact of adjustable rate loans and investments.

FINANCIAL CONDITION OF INSTITUTION

BALANCE SHEET TRENDS

         As Table I.1 shows, Heartland Community Bank demonstrated a modest increase in assets during the three year period between June 30, 1992, and June 30, 1995. Assets increased $11.5 million, or 9.97% during that period. The acquisition of a subsidiary in 1996 caused a significant increase in asset size, from $127.0 million at June 30, 1995, to $171.2 million at June 30, 1996, and finally increasing to $172.9 million at September 30, 1996. Loans increased $4.4 million, or 8.7% between June 30, 1992, and June 30, 1995.
After the acquisition, loans were $84.6 million and $89.3 million at June 30, 1996, and September 30, 1996, respectively. Cash and cash equivalents have remained relatively constant, fluctuating between $3 million and $3.7 million between June 30, 1992, and September 30, 1996, with one notable exception.
That exception was at June 30, 1996,





----------------------------------

(3) National Economic Trends, published by the Research Division of the Federal Reserve Bank of St. Louis, Missouri.

FERGUSON & CO., LLP                                                 SECTION I.



the cash and cash equivalents increased to $17.3 million. However, by September 30, 1996, they went back down to $3.7 million. The majority of the cash and cash equivalents held at June 30, 1996, were used to purchase investment securities, which were $5.3 million at June 30, 1996, and $16.7 million at September 30, 1996. Mortgage backed securities have always been a major portion of earning assets of the Bank. MBS's were $58.5 million at June 30, 1992, $66.8 million for 1993, $64.1 million in 1994, $63.4 million in 1995,
$57.4 million in 1996, and $54.8 million at September 30, 1996. The most notable difference in the portfolio is that $12.2 million of the MBS's are available for sale at September 30, 1996. Prior to that, $6.1 million were held for sale at June 30, 1995, and $12.2 million were in the same category at June 30, 1996.

         Equity accounts increased steadily from $10.1 million at June 30, 1992, to $14.2 million at June 30, 1996. However in the quarter ending September 30, 1996, equity declined to $13.5 million. The decline was mainly due to additional provisions to the reserve for loan and lease losses. Internal comparisons of equity using the percentage of asset calculation are not comparable due to the acquisition.

ASSET/LIABILITY MANAGEMENT

         Managing interest rate risk is a major and necessary component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include: (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of savings deposits, and
(4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.4 contains information on contractual loan maturities at June 30, 1996. However, this table must be read in conjunction with Table I.5. Table I.5 shows the gap analysis of Heartland Community Bank's interest earning assets and interest bearing liabilities at June 30, 1996. It shows that, within one year of June 30, 1996, Heartland Community Bank has a negative gap to interest bearing liabilities of 55.0% and a negative gap to total assets of 31.96%. Heartland Community Bank has a positive cumulative gap at the end of five years of $7.1 million, which lowers the cumulative gap to total assets to a negative 27.84%. There is further improvement in the gap at the end of 10 years, but from a practical stand point, these improvements would not have significant positive impact on the current interest rate risk position. Table I.6 provides rate shock information at varying levels of interest rate change and confirms the conclusions derived from Table I.5 in regard to the interest rate sensitivity of Heartland Bank.

         The Bank has major interest rate risk and would suffer deterioration in profitability as well an erosion in the value of its portfolio equity. The preparation of the gap analysis (Table I.5) was approached in a normal manner. The following assumptions were used: 1) monthly amortizing fixed rate loans were assumed to repay at contractual amortization; 2) adjustable rate loans and investments were included in the time period in which they are scheduled to reprice; 3) checking accounts and statement savings were assumed to reprice in the earliest period available; and 4) certificates of deposit and borrowings were included in the period of contractual maturity.

         Heartland Community Bank's basic approach to interest rate risk management has been to emphasize adjustable mortgage loans and intermediate term mortgage-backed securities, shorten fixed rate mortgage terms (no fixed rate loans beyond 15 years maturity are retained in the portfolio), increase consumer and commercial non-real estate loans, and increase investments in short and intermediate term investment securities. In addition, Heartland Community Bank has

FERGUSON & CO., LLP                                                   SECTION I.



used FHLB advances since 1995. These advances have served to lengthen the maturities of the liabilities. In addition, these advances are secured and not as likely to be called. As of September 30, 1996, Heartland Bank had $10.1 million in advances for the FHLB; on the other hand, it had only $11.2 million in jumbo certificates. The results of this funding strategy, combined with other actions, have been to produce an asset/liability position that is less sensitive to rate changes. However, the remaining risk is significant and the corrective measures are generally ones that require shortening the maturities of assets, along with the lowering of earnings.


                     TABLE I.1 - SELECTED FINANCIAL DATA


                                          At
                                       September                                       At June 30,
                                          30,
                                  --------------     ----------------------------------------------------------------------------
                                         1996            1996               1995          1994            1993            1992
                                         ----            ----               ----          ----            ----            ----
                                     (Unaudited)
Total amount of total assets      $  172,971,862     $171,241,011      $126,987,168   $126,722,704    $123,748,431   $115,471,970
Loans receivable, net                 89,334,387       84,564,365        55,112,980     53,247,142      50,000,592     50,700,927
Cash and cash equivalents              3,703,927       17,291,882         3,125,599      3,054,978       3,527,284      2,941,579
Investment securities:
  Available for sale                  16,693,638        5,279,625           957,500      3,386,625          - -            - -
  Held to maturity                        - -              - -            2,000,000         - -            909,600        748,400
Mortgage -backed securities:
  Available for sale                  12,195,438       12,155,199         6,088,450         - -             - -            - -
  Held to maturity                    42,636,028       45,212,891        57,144,915     64,084,120      66,773,893     58,481,104
Deposits                             147,172,744      145,919,251       112,005,588    113,350,670     111,771,582    104,301,919
FHLB advances                         10,000,000       10,000,000            - -            - -             - -            - -
Notes payable                            400,000           - -               - -            - -             - -            - -
Equity - substantially
  restricted                          13,478,001       14,234,125        14,270,972     12,860,593      11,472,231     10,137,861


  Includes Heritage Bank, FSB
  Does not include Heritage Bank, FSB


Source:  Offering Circular

FERGUSON & CO., LLP                                                   SECTION I.



                     TABLE I.2 - SELECTED OPERATING DATA

                                           Three Months Ended
                                             September 30,                               Years ended June 30,
                                        -----------------------   ----------------------------------------------------------------
                                           1996         1995          1996         1995          1994          1993         1992
                                           ----         ----          ----         ----          ----          ----         ----
Interest income                         $3,115,301   $2,419,447   $10,333,240   $8,844,782   $8,416,735    $8,492,889   $9,446,035
Interest expense                         2,066,022    1,530,698     6,766,598    5,112,481    4,645,404     4,920,251    5,855,192
                                        ----------   ----------   -----------   ----------   ----------    ----------   ----------
   Net interest income                   1,049,279      888,749     3,566,642    3,732,301    3,771,331     3,572,638    3,590,843
Provision for loan loss                  (560,738)            0      (42,483)            0      (7,500)     (120,000)    (120,000)
                                        ----------   ----------   -----------   ----------   ----------    ----------   ----------
Net interest income after
 provision for loan losses                 488,541      888,749     3,524,159    3,732,301    3,763,831     3,452,638    3,470,843
Noninterest income                          59,952       27,796     (773,651)      196,023      102,212       173,986      256,873
Noninterest expense                      1,915,176      412,370     2,346,159    1,609,961    1,585,401     1,444,384    1,307,592
                                        ----------   ----------   -----------   ----------   ----------    ----------   ----------
Income before income taxes and
   cumulative effect of change in
   accounting for income taxes and
   investment securities               (1,366,683)      504,175       404,349    2,318,363    2,280,642     2,182,240    2,420,124

Provision for income taxes               (523,265)      174,512       173,611      966,763      869,756       847,869      909,774
(benefits)
                                        ----------   ----------   -----------   ----------   ----------    ----------   ----------
Income (loss) before cumulative effect
   of change in accounting for income
   taxes and investment                  (843,418)      329,663       230,738    1,351,600    1,410,886     1,334,371    1,510,350
   securities
Cumulative effect of change in
   accounting for income                         0            0             0            0     (22,523)             0            0
   taxes.
Cumulative effect of change in
   accounting for investment                     0            0             0       77,567            0             0            0
   securities
                                        ----------   ----------   -----------   ----------   ----------    ----------   ----------
Net income (loss)                       ($843,418)     $329,663      $230,738   $1,429,167   $1,388,363    $1,334,371   $1,510,350
                                        ==========   ==========   ===========   ==========   ==========    ==========   ==========



Source: Offering Circular

FERGUSON & CO., LLP                                                   SECTION I.



                    TABLE I.3 - SELECTED OPERATING RATIOS

                                                                  At
                                                          Three Months Ended
                                                             September 30,                At or for the Year Ended June 30,
                                                          ------------------     -------------------------------------------------
                                                            1996       1995        1996      1995       1994      1993       1992
                                                            ----       ----        ----      ----       ----      ----       ----
PERFORMANCE RATIOS:
  Return on assets (net income (loss) divided by
    average total assets)                                  (1.95%)     1.00%                 1.12%      1.10%     1.10%      1.36%
  Return on average equity (net income(loss)
    divided by average equity)                            (23.80%)     9.10%       1.57%    10.38%     11.40%    12.24%     16.11%
  Interest rate spread (combined weighted average
    interest rate earned less combined average
    weighted interest rate cost)                            2.28%      2.18%       2.05%     2.49%      2.66%     3.60%      3.34%
  Net interest margin (net interest income divided
    by average interest-earning assets)                     2.54%      2.74%       2.54%     2.95%      3.03%     3.08%      3.36%
  Ratio of average interest-earning assets
    to average interest-bearing liabilities               105.26%    111.81%     110.04%   111.54%    110.06%   108.09%    107.84%

  Ratio of noninterest expense to                           1.11%      0.31%       0.16%     1.26%      1.25%     1.19%      1.18%
  average assets

ASSET QUALITY RATIOS:
  Nonperformng assets to total assets
    at end of period                                        0.17%      0.16%       0.14%     0.23%      0.37%     0.35%      0.26%
  Nonperforming loans to total loans
    at end of period                                        0.17%      0.21%       0.19%     0.29%      0.27%     0.62%      0.50%
  Allowance for loan losses to total loans
    at end of period                                        1.54%      1.46%       1.01%     1.29%      1.37%     1.45%      1.23%
  Allowance for loan losses to nonperforming
    loans at end of period                                   9.00       7.00        5.28      4.41       5.08      2.36       2.45
  Provision for loan losses to total loans                  0.00%      0.00%       0.05%     0.00%      0.00%     0.24%      0.23%
  Net charge-offs to average loans                          0.00%      0.00%       0.02%     0.00%      0.04%     0.04%      0.08%
  outstanding

CAPITAL RATIOS:
  Equity to total assets at end of period                   7.79%     10.88%       8.48%    11.25%     10.15%     9.27%      8.78%
  Average equity to average assets                          8.20%     10.96%      10.25%    10.76%      9.66%     9.02%      8.46%

Source: Offering Circular

FERGUSON & CO., LLP                                                   SECTION I.



                      TABLE I.4 - LOAN MATURITY SCHEDULE

                                                                                 Due After           Due After
                                      Due During the Year Ending                 3 Through           5 Through
                                               June 30,                          5 Years After       10 Years After
                                    ----------------------------------------     June 30, 1996       June 30, 1996
                                       1997           1998           1999        -------------       --------------
                                       ----           ----           ----
Real estate loans:
  1-4 family residential.           $ 3,542,577   $   337,022    $ 3,508,333     $ 5,109,590        $ 11,069,553
  Other mortgage                        951,912     1,640,179        626,047       1,756,613           3,689,288
  loans
Consumer loans:
  Loans secured by                    1,465,744       366,436
  deposits
  Other consumer                        989,522       533,915         199303         412,664             117,058
                                    -----------   -----------    -----------     -----------        ------------
     Total                          $ 6,949,755   $ 2,877,552    $ 4,333,683     $ 7,278,867        $ 14,875,899
                                    ===========   ===========    ===========     ===========        ============



                                    Due After
                                    10 Through              Due After 15
                                    15 Years After          Years After
                                    June 30, 1996           June 30, 1996              Total
                                    ---------------         -------------              -----
Real estate loans:
  1-4 family residential.           $ 25,249,088            $ 12,865,297           $ 61,681,460
  Other mortgage                       3,537,649               9,121,766             21,323,454
  loans
Consumer loans:                                                                               0
  Loans secured by                                                                    1,832,180
  deposits
  Other consumer                          37,308                                      2,289,770
                                    ------------            ------------           ------------
     Total                          $ 28,824,045            $ 21,987,063           $ 87,126,864
                                    ============            ============           ============

     The following table sets forth at June 30, 1996, the dollar amount of all loans due one year or more after June 30, 1996 which have predetermined interest rates and have floating or adjustable rates.


                                                                  Fixed         Adjustable
                                                                   Rate            Rate
                                                              -------------     ------------
          Real estate loans:
            1-4 family mortgage loans...................      $  38,020,263     $ 19,089,024

            Other mortgage loans..................               14,362,736        8,229,604
            Consumer loans:
             Loans secured by deposits                              605,457
             Home improvement and other                             146,240
                                                              -------------     ------------
                       Total                                  $  53,134,696     $ 27,318,628
                                                              =============     ============


Source: Offering Circular

FERGUSON & CO., LLP                                                   SECTION I.


                           TABLE I.5 - GAP ANALYSIS

The following table sets forth the amounts of interest-earning assets and interest-bearing liabilities outstanding at September 30, 1996, which are expected to mature or reprice in each of the time periods shown.

                                                                          At September 30, 1996
                                      ---------------------------------------------------------------------------------------------
                                                         Over One        Over Five        Over Ten
                                        One Year         Through          Through          Through        Over
                                         or Less        Five Years       Ten Years      Twenty Years   Twenty Years        Total
                                         -------        ----------       ---------      ------------   ------------        -----
Interest-earning assets
  1-4 family mortgage loans           $  15,490,924   $   8,060,201    $  14,148,441    $  21,519,738            $0    $ 59,219,304
  Other mortgage loans                    3,110,616      10,302,041        7,497,210        3,124,073             0      24,033,940
  Consumer loans:                         3,381,924       1,220,557          821,816          656,846             0       6,081,143
  Investment securities.                    948,728      15,744,910                0                0             0      16,693,638
  Mortgaged -backed securities           40,536,998       1,518,917        6,121,933          451,505     6,202,113      54,831,466
  FHLB Stock                              1,203,000               0                0                0             0       1,203,000
  Other interest bearing assets           2,900,234               0                0                0             0       2,900,234
                                      -------------   -------------    -------------    -------------  ------------    ------------
     Total                            $  67,572,424   $  36,846,626    $  28,589,400    $  25,752,162  $  6,202,113    $164,962,725
                                      -------------   -------------    -------------    -------------  ------------    ------------

Interest-bearing liabilities
  Deposits.                           $ 122,771,802   $  24,400,942               $0               $0            $0    $147,172,744
  FHLB Advances.                                  0       5,000,000        5,000,000                0             0      10,000,000
  Notes payable.                             80,000         320,000                0                0             0         400,000
                                      -------------   -------------    -------------    -------------  ------------    ------------
     Total                            $ 122,851,802   $  29,720,942    $   5,000,000               $0            $0    $157,572,744
                                      -------------   -------------    -------------    -------------  ------------    ------------


Interest sensitivity gap              $(55,279,378)   $   7,125,684    $  23,589,400    $  25,752,162  $  6,202,113    $  7,389,981
                                      =============   =============    =============    =============  ============    ============
Cumulative interest sensitivity gap   $(55,279,378)   $(48,153,694)    $(24,564,294)    $   1,187,868  $  7,389,981    $  7,389,981
                                      =============   =============    =============    =============  ============    ============

Ratio of  interest-earning assets to
  interest-bearing liabilities.              55.00%         123.98%          571.79%           - -           - -            104.69%
                                      =============   =============    =============    =============  ============    ============
Ratio of cumulative gap to total            -31.96%         -27.84%          -14.20%            0.69%         4.27%           4.27%
assets
                                      =============   =============    =============    =============  ============    ============

FERGUSON & CO., LLP                                                   SECTION I.



                       TABLE I.6 - NET PORTFOLIO VALUE


                                                                  September 30, 1996
   Change in                             -------------------------------------------------------------------
Interest Rates                                  Net Portfolio Value               NPV as % of PV of Assets
in Basis Points                          -------------------------------------------------------------------
 (Rate Shock)                                Amount         $000 Change   % Change     NPV Ratio     Change
-----------------                        -------------------------------------------------------------------
      400                                      5,064          -9,073          -       3.12%         -501 bp
      300                                      7.586          -6,552          %       4.59%         -354 bp
      200                                      9,941          -4,196          -       5.91%         -222 bp
      100                                     12,137          -2,000        -14%      7.09%         -104 bp
    Static                                    14,137               -          -       8.13%
     (100)                                    15,658           1,521         11%      8.88%         +75 bp
     (200)                                    16,649           2,411        +17%      9.28%         +115 bp
     (300)                                    17,346           3,209        +23%      9.62%         +149 bp
     (400)                                    18,608           4,470        +32%     10.18%         +205 bp

SOURCE:  FEDERAL HOME LOAN BANK OF DALLAS, TEXAS

FERGUSON & CO., LLP                                                   SECTION I.



INCOME AND EXPENSE TRENDS

        Heartland Community Bank was profitable for the four fiscal years ending June 30, 1996. However, the three months ending September 30, 1996, reflect a net operating loss of $843 thousand. Losses during that period were due primarily to increased provisions for loan losses. In other periods, the principal reason for income fluctuations can be traced directly to: (1) changes in non-interest income, and (2) reductions in net interest margins (see Table I.2). Although losses were incurred in the quarter ending September 30, 1996, and profitability was disappointing at year end June 30, 1996, the ability to generate core earnings is still intact. As mentioned earlier, net interest margins have suffered some erosion, but the basic earnings capacity of the Bank remains. However, the anticipated infusion of capital and the expected increase in earning assets should show positive results.

        Non-interest income levels have remained constant with the exception of 1996, when a significant loss on the sale of assets was recorded.
Non-interest expense items have also been stable with the exception of 1996, when there was an increase of approximately 45%. However, analytically speaking, profitability is stable and sustainable, at some level.

REGULATORY CAPITAL REQUIREMENTS

        As Table I.7 demonstrates, Heartland Community Bank meets all regulatory capital requirements and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

                   TABLE I.7 - REGULATORY CAPITAL COMPLIANCE

                                                                          Amount ($000's)                         Percent
               GAAP Capital                                                       $13,478                           7.79%
              Tangible Capital:
                 Capital level                                                     11,717                           6.84%
                 Requirement                                                        2,568                           1.50%
                                                                                    -----                           -----
                 Excess                                                             9,149                           5.34%

              Core Capital:
                 Capital level                                                     11,717                           6.84%
                 Requirement                                                        5,136                           3.00%
                                                                                    -----                           -----
                 Excess                                                             6,581                           3.84%

              Risk Based Capital:
                 Capital level                                                     12,482                          20.40%
                 Requirement                                                        4,896                           8.00%
                                                                                    -----                           -----
                 Excess                                                             7,586                          12.40%

    Source:  Heartland Community Bank TFR, Form SB-2, and F&C calculations.

FERGUSON & CO., LLP                                                   SECTION I.


LENDING

        Table I.8 provides an analysis of the Bank's loan portfolio by type of loan and security. This analysis shows that, from June 30, 1992, through June 30, 1996, plus the quarter ending September 30, 1996, Heartland Community Bank's loan composition has been dominated by 1-4 family dwelling loans. However, there is a noticeable upward trend in the non-residential loans. This trend is consistent with recent changes in business strategies. Also corresponding to the changes in business strategy is the notable increase in the consumer portfolio

        Table I.9 provides information with respect to loan origination's and repayments. It indicates the year ended June 30, 1996, and the quarter ending September 30, 1996, will be considered good growth periods overall and in most individual categories. Closer analysis reveals the continued emphasis on one to four residential loans. "Other Mortgage Loans" and "Consumer Loans" both show significant growth.

        Table I.10 provides rates, yields, and average balances for the three months ended September 30, 1996, compared with the three months ending September 30, 1995. Net yield on average interest-earning assets increased from 7.45% in 1995 to 7.54% in 1996. Interest rates paid on average interest-bearing liabilities decreased from 5.27% in 1995 to 5.26% in 1996.
The net yield on interest earning assets increased from 2.18% in 1995 to 2.28% in 1996. Heartland Community Bank's spread increased from 2.18% in 1995 to 2.28% in 1996. However, the ratio of average interest earning assets to average interest bearing liabilities decreased from 111.18% in 1995 to 105.26% in 1996. The deterioration of this ratio is reflected in overall profitability.

FERGUSON & CO., LLP                                                   SECTION I.



                     TABLE I.8 - ANALYSIS OF LOAN PORTFOLIO

                                                                                            At June 30,
                                       At September 30,      ----------------------------------------------------------------------
                                              1996                      1996                     1995                     1994
                                              ----                      ----                     ----                     ----
                                     Amount           %          Amount         %        Amount          %         Amount        %
                                     ------           -          ------         -        ------          -         ------        -
Type of Loan
------------
Real estate loans:
   1-4 family residential ..      $63,213,264      67.51%    $ 61,681,460    70.79%  $ 36,844,183     65.23%  $ 36,860,523    67.83%
   5 or more family                 7,002,247      7 .48%       6,819,212     7.83%     4,928,219      8.72%     3,607,108     6.64%
   residential
   Non-residential                 16,345,518      17.46%      13,746,549    15.78%    11,367,097     20.12%    10,366,724    19.08%
   Loans to facilitate sale of
    foreclosed real estate            689,956      0 .74%         720,749     0.83%     1,144,993      2.03%     1,339,086     2.46%
   Land and other mortgage            122,385      0 .13%          36,944     0.04%        53,044      0.09%        53,099     0.10%
   loans
Consumer loans:
   Loans secured by deposits        1,608,626      1 .72%       1,832,180     2.10%     1,623,155      2.87%     1,586,932     2.92%
   Home improvement                   216,676      0 .23%         204,776     0.24%         5,340      0.01%         9,007     0.02%
   Commercial                       1,110,440      1 .19%         880,311     1.01%       132,877      0.24%       148,948     0.27%
   Auto                             1,101,834      1 .18%         786,656     0.90%        42,070      0.07%        66,477     0.12%
   Other consumer                   2,228,442      2 .38%         418,027     0.48%       344,452      0.61%       302,313     0.56%
                                 ------------   ---------    ------------  --------  ------------   --------  ------------  --------
     Total                        $93,639,388     100.00%    $ 87,126,864   100.00%  $ 56,485,430    100.00%  $ 54,340,217   100.00%
                                 ------------   =========    ------------  ========  ------------   ========  ------------  ========


Less:
   Loan in process               $  2,674,892                $  1,544,097            $    529,862             $    195,985
   Deferred loan fees and             188,304                     137,335                 114,097                  168,599
   discounts
   Allowance for loan               1,441,805                     881,067                 728,491                  728,491
   losses
                                 ------------                ------------            ------------             ------------
    Total                         $89,334,387                $ 84,564,365            $ 55,112,980             $ 53,247,142
                                 ============                ============            ============             ============


Source:  Offering circular

FERGUSON & CO., LLP                                                   SECTION I.


                          TABLE I.9 - LOAN ACTIVITY

        Table I.9 clearly demonstrates that Heartland Community Bank is still primarily a residential lender. Although, the information also shows that consumer and business type loans are becoming more common and are a growing portion of the loan portfolio.

                                              Three Months Ended
                                               At September 30,                               Year Ended June 30,
                                    ------------------------------------       ----------------------------------------------------
                                         1996                  1995                 1996               1995                1994
                                         ----                  ----                 ----               ----                ----
Loans originated:
   Real estate loans
     1-4 family residential         $    5,422,578        $    2,119,960       $    6,766,000     $    2,645,000     $    5,003,000
     Other mortgage loans                2,686,600             1,480,500            3,928,000          3,756,000          4,249,000
   Consumer loans:                       2,616,746                17,500            1,867,292          1,296,000          1,364,000
                                    --------------        --------------       --------------     --------------     --------------
                                    $   10,725,924        $    3,617,960       $   12,561,292     $    7,697,000     $   10,616,000
                                    ==============        ==============       ==============     ==============     ==============

Loans purchased
    Real estate loans:
    1-4 family residential          $    1,004,776        $    2,064,999       $    4,555,000     $    2,628,000     $    3,018,000
                                    ==============        ==============       ==============     ==============     ==============


Loans sold:                         $      287,681        $            -       $      244,230     $            -     $            -
                                    ==============        ==============       ==============     ==============     ==============

Source: Offering circular

FERGUSON & CO., LLP


                  TABLE I.10 - AVERAGE BALANCES, YIELDS, COSTS

                                   At September 30,                           Three Months Ended September 30,
                                -----------------------   --------------------------------------------------------------------------
                                         1996                           1996                                  1995
                                -----------------------   ------------------------------------   -----------------------------------
                                                                                       Average                               Average
                                                Yield/       Average                    Yield/     Average                    Yield/
                                   Balance       Cost        Balance       Interest      Cost      Balance       Interest      Cost
                                   -------       ----        -------       --------      ----      ------        --------      ----
Interest-earning assets
 Loans receivable, net (1)       $ 89,334,387    8.28%    $ 87,733,005    $ 1,861,425    8.49%   $ 58,711,829   $1,184,115     8.07%

 Investment securities             16,693,638    6.54%       9,896,933      1,057,293    6.30%     21,051,438    1,174,225     6.78%

 Mortgage -backed securities       54,831,466    6.78%      57,189,477                             48,205,110

 Other interest earning assets      4,103,234    7.25%      10,484,365        196,583    7.50%      1,866,768       61,107    13.09%
                                  ------------             ------------    --------------------   ------------   -------------------
   Total interest-earning assets  164,962,725              165,303,780      3,115,301    7.54%    129,835,145    2,419,447     7.45%
                                                                           --------------------                  -------------------
 Non-interest earning assets        7,804,435                7,956,161                              2,456,081
                                 ------------             ------------                           ------------
   Total assets                  $172,767,160             $173,259,941                           $132,291,226
                                 ============             ============                           ============

Interest-bearing liabilities

 Deposits.                        147,172,744    4.67%     147,048,510      1,908,114    5.19%    112,784,361    1,489,337     5.28%
 FHLB Advances                     10,000,000    6.21%      10,000,000        155,935    6.24%      3,333,333       41,361     4.96%
 Notes payable                        400,000    7.50%         133,333          1,973    5.92%        - -            - -      - -
                                 ------------             ------------    --------------------   ------------   --------------------
                                  157,572,744              157,181,843      2,066,022    5.26%    116,117,694    1,530,698     5.27%
                                                                          --------------------                  --------------------
 Non-interest-bearing liabilities   1,929,867                1,493,913                              5,597,665
                                 ------------             ------------                           ------------
   Total liabilities              159,502,611              158,542,423                            121,715,359

 Equity                            13,825,287               14,317,518                             14,513,764
                                 ------------             ------------                           ------------
   Total liabilities and equity  $173,327,898             $172,859,941                           $136,229,123
                                 ============             ============                           ============
 Net interest income                                                      $ 1,049,279                            $ 888,749
                                                                          ===========                            =========
 Interest rate spread                                                                    2.28%                                 2.18%
                                                                                       =======                                ======
 Net yield on interest-earning assets                                                    2.54%                                 2.74%
                                                                                       =======                                ======
 Ratio of average interest-earning assets to
  average interest-bearing liabilities                                                 105.26%                               111.81%
                                                                                       =======                               =======


   The average yield is calculated by combining earnings on investment securities and mortgage-backed securities in one Category for presentation in this schedule.

 Source: Offering Circular

FERGUSON & CO., LLP                                                   SECTION I.

                                 TABLE I.10A

                                                                            Year Ended June 30,
----------------------------------------------------------------------------------------------------------------------------------
                                                                     1996                                      1995
                                                                     ----                                      ----
                                                                                  Average                                  Average
                                                    Average                       Yield/      Average                       Yield/
                                                    Balance        Interest        Cost       Balance         Interest       Cost
                                                    -------        --------        ----       -------         --------       ----
Interest-earning assets

 Loans receivable, net (1)                      $  65,360,871    $  5,352,338      8.19%     $ 55,879,000    $4,526,621      8.10%
 Investment securities                             12,080,632       4,467,685      6.74%       20,787,786     4,130,123      6.10%
 Mortgage -backed securities                       54,172,586                                  46,882,637
 Other interest earning assets                      6,719,134         513,217      7.64%        2,420,316       188,038      7.77%
                                                -------------    -----------------------     ------------    ---------------------
   Total interest-earning assets                  138,333,223    $ 10,333,240      7.47%      125,969,739     8,844,782      7.02%
                                                                 -----------------------                      --------------------
 Non-interest-bearing liabilities                   5,115,105                                   1,905,468
                                                -------------                                ------------
   Total assets                                   143,448,328                                $127,875,207
                                                =============                                ============
Interest-bearing liabilities
 Deposits                                         120,029,295    $  6,314,641      5.26%     $111,006,767    $4,979,125      4.49%
 FHB Advances                                       7,500,000         451,957      6.03%        2,250,000       133,356      5.93%
                                                -------------    -----------------------     ------------    ---------------------
   Total interest-bearing liabilities             127,529,295    $  6,766,598      5.31%     $113,256,767    $5,112,481      4.51%
                                                                 -----------------------                     -----------------------
 Non-interest-bearing liabilities                   1,215,854                                     854,350
                                                -------------                                ------------
   Total liabilities                              128,745,149                                 114,111,117
 Retained earnings                                 14,703,179                                  13,764,090
                                                -------------                                ------------
   Total liabilities and retained earnings        143,448,328                                $127,875,207
                                                =============                                ============

 Net interest income                                             $  3,566,642                                $3,732,301
                                                                 ============                                ==========
 Interest rate spread                                                              2.16%                                     2.51%
                                                                                 =======                                   =======
 Net yield on interest-earning assets                                              2.58%                                     2.96%
                                                                                 =======                                   =======
 Ratio of average interest-earning assets to
  average interest-bearing liabilities                                           108.47%                                   111.22%
                                                                                 =======                                   =======


                                                                   Year Ended June 30,
-------------------------------------------------------------------------------------------------------
                                                                          1994
                                                                          ----
                                                                                               Average
                                                      Average                                   Yield/
                                                      Balance            Interest                Cost
                                                      -------            --------                ----
Interest-earning assets
 Loans receivable, net (1)                        $  52,619,736         $ 4,386,848             8.34%

 Investment securities                                1,405,162           3,841,621             5.70%
 Mortgage -backed securities                         66,018,315
 Other interest earning assets                        4,510,356             188,266             4.17%
                                                  -------------         -----------------------------
   Total interest-earning assets                    124,553,569           8,416,735             6.76%
                                                                        -----------------------------
 Non-interest-bearing liabilities                     2,229,777
                                                  -------------
   Total assets                                   $ 126,783,346
                                                  =============


Interest-bearing liabilities
 Deposits                                         $ 113,171,498         $ 4,645,404             4.10%
 FHB Advances                                                 0                   0             0.00%
                                                  -------------         -----------------------------
   Total interest-bearing liabilities               113,171,498         $ 4,645,404             4.10%
                                                                        -----------------------------
 Non-interest-bearing liabilities                     1,364,426
                                                  -------------
   Total liabilities                                114,535,924
 Retained earnings                                   12,247,422
                                                  -------------
   Total liabilities and retained earnings        $ 126,783,346
                                                  =============



 Net interest income
                                                                        $ 3,771,331
                                                                        ===========
 Interest rate spread                                                                           2.66%
                                                                                             ========
 Net yield on interest-earning assets                                                           3.03%
                                                                                             ========
 Ratio of average interest-earning assets to
  average interest-bearing liabilities                                                        110.06%
                                                                                             ========


The average yield is calculated by combining earnings on investment securities and mortgage-backed securities in one category for presentation in this schedule.

FERGUSON & CO., LLP



     Table I.11 provides a rate volume analysis, measuring differences in interest earning assets and interest bearing liabilities, and the interest rates thereon comparing the years ended June 30, 1995 and 1996, and also comparing the year ending June 30, 1994 with June 30, 1995. The table shows that of the $261 thousand increase in income between 1994 and 1995, $167.3 thousand can be attributed to volume and $93.6 thousand can be attributed to rate. The reversal of the former is shown in the 1995 - 1996 comparison, where income decreased $165.7 thousand. This was a net result in a $681.8 thousand increase in income due to volume, and a $847.5 thousand decrease due to rates. Rate volume calculations are never used as a predictor of interest rate risk, but the rate sensitivity of an institution can be seen in the comparisons as the increasing rates in the deposit portfolio overwhelmed the volume increases and rate changes in the loan portfolio.

                      TABLE I.11 - RATE/VOLUME ANALYSIS


                                                                                          Year Ended June 30,
                                           ------------------------------------   ----------------------------------------
                                                                                      1996           vs.            1995
                                           ------------------------------------   ----------------------------------------
                                                                                         Increase (Decrease)
                                            Volume         Rate        Total         Volume         Rate           Total
                                            ------         ----        -----         ------         ----           -----
Interest Income
  Loans receivable                         $ 585,190     $ 92,120    $ 677,310    $   766,893     $  58,824    $   825,717
  Investment securities and
   Mortgage-backed securities
    combined                                (62,005)     (54,927)    (116,932)        319,673        17,889        337,562
  Other interest-earning                     135,476                   135,476        325,120                      325,120
  assets
                                           ---------     --------    ---------    -----------     ---------    -----------
  Total interest-earning assets            $ 658,661     $ 37,193    $ 695,854    $ 1,411,686     $  76,713    $ 1,488,399
                                           ---------     --------    ---------    -----------     ---------    -----------
Interest-bearing liabilities
  Deposits                                   422,704      (3,927)      418,777        411,290       924,226      1,335,516
  FHLB Advances                              114,574                   114,574        318,601                      318,601
  Note payable                                 1,973                     1,973
                                           ---------     --------    ---------    -----------     ---------    -----------
  Total interest-bearing                     539,251      (3,927)      535,324        729,891       924,226      1,654,117
  liabilities
                                           ---------     --------    ---------    -----------     ---------    -----------

Change in net interest income                119,410       41,120      160,530        681,795     (847,513)      (165,718)
                                           =========     ========    =========    ===========     =========    ===========


                                                           Year Ended June 30,
                                           ------------------------------------------------
                                                     1995          vs.          1994
                                           ------------------------------------------------
                                                            Increase (Decrease)
                                             Volume               Rate              Total
                                             ------               ----              -----
Interest Income
  Loans receivable                          $ 273,882          $ (134,109)        $ 139,773
  Investment securities
  and Mortgage-backed securities
    combined                                   17,821              270,681          288,502
  Other interest-earning                        (228)                                 (228)
  assets
                                            ---------            ---------        ---------
  Total interest-earning assets             $ 291,475            $ 136,572        $ 428,047
                                            ---------            ---------        ---------
Interest-bearing liabilities
  Deposits                                    (9,205)               42,926           33,721
  FHLB Advances                               133,356                               133,356
  Note payable
                                            ---------            ---------        ---------
  Total interest-bearing                      124,151               42,926          167,077
  liabilities
                                            ---------            ---------        ---------

Change in net interest income                 167,324               93,646          260,970
                                            =========            =========        =========

       Source:  Offering Circular

FERGUSON & CO., LLP                                                   SECTION I.

NON-PERFORMING ASSETS

     As shown in Table I.12, Heartland Community Bank's total non-performing loans as of September 30, 1996, were $990.3 thousand and represented 1.09% of total loans. Most of the non-performing loans as of that date were secured. The level of non-performing assets is lower than the level of June 30, 1996, $1.02 million. Although the dollar amount is increasing, the non-performing assets have been $672.6 thousand at June 30, 1995 (1.23% of total loans) and $464.9 thousand at June 30, 1994 (0.87% of total loans.

                      TABLE I.12 - NON-PERFORMING ASSETS

                                                         At                         At June 30,
                                                     September
                                                        30,           -----------------------------------------
                                                       1996              1996           1995             1994
                                                       ----              ----           ----             ----
Loans accounted for on a non-accrual basis: (1)
   Real estate:
      1-4 family residential                          $160,234        $  166,228      $ 165,009       $ 143,289
      Other mortgage loans                                   0                 0              0               0
   Consumer loans:                                           0                 0              0               0
                                                      --------        ----------      ---------       ---------
      Total                                           $160,234        $  166,228      $ 165,009       $ 143,289
                                                      ========        ==========      =========       =========
Accruing loans which are contractually
   past due 90 days or more:
   Real estate:
      1-4 family residential                          $703,350        $  725,487      $ 502,064       $ 314,939
      Other mortgage loans                                   0                 0              0               0
   Consumer loans:                                     126,718           127,142          5,525           6,735
                                                      --------        ----------      ---------       ---------
      Total                                           $830,068        $  852,629      $ 507,589       $ 321,674
                                                      ========        ==========      =========       =========

      Total non-performing loans                      $990,302        $1,018,857      $ 672,598       $ 464,963
                                                      ========        ==========      =========       =========

   Percentage of total loans                             1.09%             1.20%          1.23%           0.87%
                                                      ========        ==========      =========       =========

   Other nonperforming assets (2)                      118,685           168,206        659,917         842,895
                                                      ========        ==========      =========       =========

   Loans modified in trouble debt                      293,756           298,195        313,970         328,573
   restructuring
                                                      ========        ==========      =========       =========

(1) Designated non-accrual loans; payments received applied first to contractual principal; interest income recognized when contractually current.

(2) Other nonperforming assets includes foreclosed real estate. In 1995 and 1994, loans to facilitate the sale of foreclosed real estate with little or no consumer equity have been reclassified to foreclosed real estate.


SOURCE:  OFFERING CIRCULAR.

FERGUSON & CO., LLP                                                   SECTION I.


                TABLE I.13 - ANALYSIS OF ALLOWANCE FOR LOAN LOSSES

The following table sets forth an analysis of the Bank's allowance for possible loan losses for the periods indicated:

                                                                                       Year Ended June 30
                                              -------------------------      ----------------------------------------
                                                 1996           1995           1996           1995            1994
                                                 ----           ----           ----           ----            ----
Balance at beginning of period                $  881,067      $ 728,491      $ 728,491      $ 728,491       $ 740,803

Loans charged-off:
  Real estate mortgage:
   Single-family residential                           0              0         12,130              0          34,315
   Other mortgage loans                                0              0              0              0               0
  Consumer                                             0              0              0              0               0
                                              ----------      ---------      ---------      ---------       ---------
Total charge-offs                                     $0             $0      $  12,130             $0       $  34,315
                                              ----------      ---------      ---------      ---------       ---------
Recoveries:
  Real estate mortgage:
   Single-family residential                          $0             $0      $     250             $0       $  14,503
   Other mortgage loans                                0              0              0              0               0
  Consumer                                             0              0              0              0               0
                                              ----------      ---------      ---------      ---------       ---------
Total recoveries                                      $0             $0      $     250             $0       $  14,503
                                              ----------      ---------      ---------      ---------       ---------

Net loans charged-off                                 $0             $0      $  11,880             $0       $  19,812
                                              ----------      ---------      ---------      ---------       ---------

Acquisition of subsidiary                                                    $ 121,973
Provision for loan losses                        560,738              0         42,483              0           7,500

Balance at end of period                      $1,441,805      $ 728,491      $ 881,067      $ 728,491       $ 728,491
                                              ==========      =========      =========      =========       =========

Source:  Offering Circular

LOAN LOSS ALLOWANCE

     Table I.13 provides an analysis of the allocation of Heartland Community Bank's loan loss allowance. Significant increases to the loan loss reserves were made at September 30, 1996. These increases in loan loss reserves were not dictated by historical or anticipated losses, but instead were adjustments made following an internal audit of the Bank's subsidiary.

     Table I.14 shows the allocation of the loan loss allowance among the various loan categories as of the quarter ending September 30, 1996, and years ending June 30, 1996, June 30, 1995, and June 30, 1994.

FERGUSON & CO., LLP                                                   SECTION I.


                                  TABLE I.14

                                                                                         At June 30,
                                                       -----------------------------------------------------------------------------
                          At September 30, 1996          1996                        1995                        1994
                        -------------------------      -----------------------     ----------------------     ----------------------
                                      Percent of                  Percent of                  Percent of                 Percent of
                                        Loans in                    Loans in                   Loans in                   Loans in
                                          Each                        Each                       Each                       Each
                                      Category to                 Category to                Category to                Category to
                         Amount       Total Loans      Amount      Total Loans     Amount     Total Loans     Amount     Total Loans
                         ------       -----------      ------      -----------     ------     -----------     ------     -----------
Allocated to :
  Real estate loans     $1,414,434       93.31%        $878,432       95.27%       $725,856      96.20%       $725,856       96.11%
  Consumer loans:           27,371        6.69%           2,635        4.73%          2,635       3.80%          2,635        3.89%
                        ----------      -------        --------      -------       --------     -------       --------      -------
    Total               $1,441,805      100.00%        $881,067      100.00%       $728,491     100.00%       $728,491      100.00%
                        ==========      =======        ========      =======       ========     =======       ========      =======

Source:  Offering Circular

     The preceding table allocates the allowance for loan losses by loan category at the dates indicated. The allocation of the allowance to each category is not necessarily indicative of future losses and does not restrict the use of the allowance to absorb losses in any other category.

MORTGAGE-BACKED SECURITIES AND INVESTMENTS

     Table I.15 provides a breakdown of mortgage-backed securities, interest bearing deposits, and investment securities with maturity and yield information as of September 30, 1996.

                TABLE I.15 -SCHEDULED MATURITIES OF INVESTMENTS,
                AND INVESTMENT SECURITIES MATURITIES AND YIELDS

                                  One Year           One to Five               Five to Ten         More than Ten
                                  or Less               Years                     Years                Years
                                 -----------------  ------------------     ------------------    -------------------
                                 Carrying     Avg.    Carrying    Avg.      Carrying     Avg.     Carrying      Avg.
                                   Value     Yield     Value     Yield        Value     Yield       Value      Yield
                                   -----     -----     -----     -----        -----     -----       -----      -----
Securities available-for-sale:
  U.S. government                $1,146,091  3.96%  $14,634,322   6.61%    $  232,092   6.73%   $   681,133   6.38%
  agencies
  Collateralized mortgage
   obligations                                                              2,587,579   7.52%     6,049,216   6.58%
  Mortgage-backed
  securities                        714,036  7.88%      998,562   7.45%       402,565   7.79%     1,443,480   6.47%
                                 ----------         -----------            ----------           -----------
                                 $1,860,127         $15,632,884            $3,222,236           $ 8,173,829
                                 ----------         -----------            ----------           -----------

Securities held-to-maturity
  U.S. government agencies
  Collateralized mortgage
   obligations
  Mortgage-backed securities                            520,355   9.34%     3,131,789   8.39%    38,983,884   6.73%
                                                    -----------            ----------           -----------
                                          0             520,355             3,131,789            38,983,884
                                 ----------         -----------            ----------           -----------

                                 $1,860,127         $16,153,239            $6,354,025           $47,157,713
                                 ==========         ===========            ==========           ===========

                                            Total Portfolio
                                        -------------------------
                                         Carrying       Market
                                          Value          Value
                                          -----          -----
Securities available-for-sale:
  U.S. government agencies              $16,693,638   $16,693,638
  Collateralized mortgage
   obligations                            8,636,795     8,636,795
  Mortgage-backed
  securities                              3,558,643     3,558,643
                                        -----------   -----------
                                        $28,889,076   $28,889,076
                                        -----------   -----------
Securities held-to-maturity
  U.S. government agencies
  Collateralized mortgage
   obligations
  Mortgage-backed securities             42,636,028    43,210,151
                                        -----------   -----------
                                         42,636,028    43,210,151
                                        -----------   -----------

                                        $71,525,104   $72,099,227
                                        ===========   ===========


SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.


                     TABLE I.16 -INVESTMENT CARRYING VALUES

The following table sets forth the carrying value of the Bank's investment security portfolio at the dates indicated:

                                                 At
                                              September                     At June 30,
                                                 30,
                                             -----------     -------------------------------------------
                                                1996            1996           1995             1994
                                                ----            ----           ----             ----
Securities available-for-sale:
  U.S. government agencies                   $16,693,638    $  5,279,625   $   957,500       $ 3,386,625
  Collateralized mortgage                      8,636,795       9,034,604     1,655,352
  obligations
  Mortgage-backed securities                   3,558,643       3,120,595     4,433,098
                                             -----------    ------------   -----------       -----------
                                             $28,889,076    $ 17,434,824   $ 7,045,950       $ 3,386,625
                                             -----------    ------------   -----------       -----------
Securities held-to-maturity
  U.S. government agencies                                                   2,000,000       $ 2,474,525
  Collateralized mortgage obligations                                       24,968,493        28,057,031
  Mortgage-backed securities                  42,636,028      45,212,891    32,176,422        36,027,089
                                             -----------    ------------   -----------       -----------
                                             $42,636,028    $ 45,212,891   $59,144,915       $64,084,120
                                             -----------    ------------   -----------       -----------

    Total                                    $71,525,104    $ 62,647,715   $66,190,865       $67,470,745
                                             ===========    ============   ===========       ===========

Source:  Offering circular

MORTGAGE BACKED SECURITIES CONT'D

        Mortgage backed securities have been used by Management to supplement a limited demand for both "fixed rate" and "adjustable rate" loan products. Competitive factors within the primary trade area of the Bank have made expansion of the one to four residential portfolio difficult. Management has committed a significant portion of Bank's assets to MBS's. They have taken a conservative stance, and as of September 30, 1996, have classified $12.2 million of the MBS's as "Available for Sale," and $16.7 million of Investment Securities as "Available for Sale." The remaining portfolio, $42.6 million has been classified as "Held to Maturity."

FERGUSON & CO., LLP                                                   SECTION I.



                         TABLE I.17 - DEPOSIT PORTFOLIO

  Deposits in the Bank at September 30, 1996, were represented by the various types of deposit programs described below.

         Interest     Minimum                                                   Minimum             Percentage
           Rate        Term                 Category                     Amount        Balance       of Total
           ----        ----                 --------                     ------        -------        Savings
                                                                                                      -------
            %                             Demand Deposits:
           2.75       None                NOW Accounts                   $  500     $  5,959,839         4.05%

*          4.21       None                Money Market                    2,500       17,691,103        12.02%
                                                                                    ------------       -------
                                           Total Demand Deposits                    $ 23,650,942        16.07%
                                                                                    ------------       -------

           3.30       None                Savings deposits - passbook                  7,742,694         5.26%
                                                                                    ------------       -------

                                          Certificates of Deposit
                                          -----------------------

*          4.23       3 months or         Fixed-term, fixed rate          1,000        5,739,396         3.90%
                      less
*          4.97       6 months            Fixed-term, fixed rate          1,000       25,591,057        17.39%

                      7 months            Fixed-term, fixed rate

                      9 months            Fixed-term, fixed rate

*          5.42       12 months           Fixed-term, fixed rate          1,000       29,129,484        19.79%

                      14 months           Fixed-term, fixed rate

*          5.94       15-72 months        Fixed-term, fixed rate          1,000       55,319,171        37.59%
                                                                                    ------------       -------
                                           Total certificates of deposit             115,779,108        78.67%
                                                                                    ------------       -------
                                           Total deposits                           $147,172,744       100.00%
                                                                                    ============       =======
*           Represents average weighted interest rate.


Source:  Offering circular

SAVINGS DEPOSITS

        At June 30, 1996, Heartland Community Bank's deposit portfolio was composed as follows: total transaction type accounts--$25.7 million or 16.07%; savings deposits and passbook account--$7.7 million, 5.26% and certificate accounts--$115.8 million or 78.67% (see Table I.17 above).

        Table I.18 displayed below shows the totals of time deposits and the maturities by year with rate ranges at the quarter ending September 30, 1996, and the years ending June 30, 1996, June 30, 1994, and June 30, 1994. The rate section of Table I.18 clearly shows the rising cost of funds for the institution. However, the changes between June 30, 1996, and September 30, 1996, reflects positive changes in the rate structure. However, the recent acquisition has undoubtedly had some impact on the deposit structure, but it is too early to tell. At September 30, 1996, $74.4 million or 64.24% of Heartland Community Bank's certificates matured within one year. This dependency on short term certificates has added to the interest rate risk of the institution.

FERGUSON & CO., LLP                                                   SECTION I.


                 TABLE I.18 - TIME DEPOSIT RATES AND MATURITIES

The following table sets forth the rates and maturities of time deposits at September 30, 1996.

                                           September 30,                  At June 30,
                                           ------------   ----------------------------------------
TIME DEPOSITS BY RATES                        1996           1996           1995           1994
                                              -----          -----          -----          -----
    2.00 - 3.99%................                      0              0             0   $37,361,228
    4.00 - 5.99%................             94,078,456     75,847,271    61,799,314    46,310,867
    6.00 - 7.99%................             21,700,652     39,883,699    26,056,756     2,310,111
    8.00 - 9.99%................                      0              0        63,352       629,137
                                           ------------   ------------   -----------   -----------
                                           $115,779,108   $115,730,970   $87,919,422   $86,611,343
                                           ============   ============   ===========   ===========




                         TIME DEPOSIT MATURITY SCHEDULE

The following table sets forth the amounts and maturities of time deposits at September 30, 1996

                                 Amount Due
                                 Less Than                                     After
                                  One Year     1 - 2 Years    2 - 3 Years      3 Years         Total
                                  --------     -----------    -----------      -------         -----
2.00 - 3.99%................               0             0              0             0                0
4.00 - 5.99%................      66,080,877    24,867,832      3,129,748             0       94,078,457
6.00 - 7.99%................       8,300,718     9,578,673      3,821,260             0       21,700,651
8.00 - 9.99%................               0             0              0             0                0
                                ------------   -----------    -----------     ---------     ------------
                                $ 74,381,595   $34,446,505    $ 6,951,008             0     $115,779,108
                                ============   ===========    ===========     =========     ============

Source:  Offering circular

FERGUSON & CO., LLP                                                   SECTION I.



        Heartland Community Bank is not dependent on jumbo certificates of deposit. At September 30, 1996, the Bank had $11.1 million in certificates that were issued for $100 thousand or more, or 7.59% of its total deposits (see Table I.19).

                 TABLE I.19 - JUMBO CD'S AT SEPTEMBER 30, 1996

Time Deposits over $100,000 - Maturity Schedules

                                   Certificates
                                        of
Maturity Period                      Deposits
---------------                      --------
Three months or less               $ 2,797,577

Over three through six months        3,395,291
Over six through 12 months           3,125,766
Over 12 months                       1,844,627
                                   -----------
                                   $11,163,261
                                   ===========


Source:  Offering circular

        Table I.20 presents information on deposit flows for the years ending June 30, 1995 and 1996. The most notable thing about the Bank's deposit flows is the lack of deposit growth when viewed in relation to asset growth. This dichotomy is the result of Management's decision to fund asset growth with advances from the FHLB rather than increase interest rates and interest expense.


                     TABLE I.20 - SAVINGS DEPOSIT ACTIVITY

                                            Three Months Ended
                                             At September 30,                        Year Ended June 30,
                                       ------------------------------   -----------------------------------------------
                                          1996             1995            1996             1995             1994
                                          ----             ----            ----             ----             ----
Deposits.........................      $  43,800,573    $  17,922,866   $  93,534,688     $  83,892,579   $  72,013,266
Withdrawals......................       (44,455,194)     (17,527,276)    (91,037,454)      (90,216,784)    (75,079,582)
Net increase (decrease) before
 interest credited...............          (654,621)          395,590       2,497,234       (6,324,207)     (3,066,316)
Subsidiary acquisition                                                     25,101,788
Interest credited................          1,908,114        1,480,919       6,314,641         4,979,125       4,645,404
                                       -------------    -------------   -------------     -------------   -------------
  Net increase (decrease) in
  savings deposits...............      $   1,253,493    $   1,876,509   $  33,913,663     $ (1,345,082)   $   1,579,088
                                       =============    =============   =============     =============   =============

Source:  Offering circular

FERGUSON & CO., LLP                                                   SECTION I.

BORROWINGS

        At September 30, 1996, Heartland Community Bank had FHLB advances of $10.0 million. One half, or $5.0 million, were due in less than five years, and the remaining $5.0 million were due in less than 10 years. At September 30, 1996, the former bore interest at the rate of 6.21% and the latter at 6.24%. The current position in advances is the result of Management's decision to fund asset growth with advances rather than increase overall deposit interest expense.

SUBSIDIARIES

        Heartland Community Bank has one subsidiary savings bank which has been consolidated with the financial information reported herein. The subsidiary savings bank was purchased in May 1996 for approximately $3.5 million and resulted in goodwill of approximately $1.26 million, which is to be amortized over 10 years. In addition, the Bank has one subsidiary service corporation which was formed to acquire real properties that could be used for future expansion. At September 30, 1996, the Bank's investment in the service corporation was $357 thousand.

LEGAL PROCEEDINGS

        From time to time, Heartland Community Bank becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Bank, no legal proceedings are in process or pending that would have a material effect on Heartland Community Bank's financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

        As in any interest sensitive industry, the future earnings capacity of Heartland Community Bank will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate loans, fixed rate loans, and adjustable loans as rates decline.

        Heartland Community Bank is no exception to the aforementioned paradox. With its current asset and liability structure, however, the effect of rising interest rates will have negative impact on earnings due to the current amount of interest rate risk. However, recent management strategies and changes in asset composition, if completed, will mitigate a portion of the negative effects of rising rates.

        The addition of capital through the conversion will allow Heartland Community Bank to grow. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio. However, growth and additional leverage will likely be moderate and well controlled to maintain the current acceptable risk levels inherent in the Bank's asset base.

ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION

        At its current size and in its current asset configuration, Heartland Community Bank is an efficient operation. With total assets of approximately $173 million, Heartland Community

FERGUSON & CO., LLP                                                   SECTION I.


Bank has 62 full time equivalent employees. However, if current strategies are employed, the asset and liability composition of the institution will change and become more volume oriented. With the onset of additional volumes and with the expansion of the branch network creating logistic problems, it is logical to conclude that the current low employee to asset ratio will increase.

INTANGIBLE VALUES

        Heartland Community Bank's greatest intangible value (other than the goodwill discussed earlier) lies in its loyal deposit base. Heartland Community Bank has a 63 year history of sound operations, controlled growth, and generally consistent earnings. The Bank currently has 2.37% of the deposit market in its area, and it has the ability to increase market share (see Table
II.3 in Section II).

        Heartland Community Bank has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate.

EFFECT OF GOVERNMENT REGULATIONS

        Although still considered a traditional thrift, Heartland Community Bank has emphasized more passive investments (MBS's) during the recent years. With its current efforts to increase loans as a percentage of deposits, the Bank's loan mix is expected to continue to change. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Bank. Moreover, no future plans currently exist to make additional acquisitions, purchase additional branches, or complicate operations with matters that would add to reporting and regulatory compliance. However, economic situations change, and if an appropriate opportunity arises, it will be considered and a proper request will be made of the regulators, if necessary.

OFFICE FACILITIES

        Heartland Community Bank's main office is an adequately maintained facility. Table I.22 provides information on all of Heartland Community Bank's offices. The Bank's facilities are currently adequate for the convenience and needs of the Bank's customer base.

FERGUSON & CO., LLP                                                   SECTION I.




                  TABLE I.21 - OFFICE FACILITIES AND LOCATIONS

                               Year       Owned/        Book Value at       Approximate          Deposits at
                              Opened      Leased      September 30, 1996   Square Footage    September 30, 1996
                              ------      ------      ------------------   --------------    ------------------
Main Office:                   1933        Owned            $  717,123        12,000              $98,579,799
 Camden, Arkansas

Branch Offices:
 Cardinal Branch               1981        Owned               137,717         1,200                        0
 Camden, Arkansas

 Fordyce Branch                1969        Owned               621,306         2,500               21,348,791
 Fordyce, Arkansas

 Sheridan Branch               1996       Leased               233,437           900                1,706,613
 Sheridan, Arkansas

Subsidiary:
 Heartland Community Bank,     1993        Owned               624,745         1,800               14,103,570
FSB Little Rock Arkansas

Subsidiary Branches:
 Monticello, Arkansas          1993       Leased               175,644         2,200               11,433,971

 Bryant, Arkansas              1996       Leased                     0         1,000                        0
                                                            $2,509,972
                                                            ==========

SOURCE:  HEARTLAND COMMUNITY BANK SAVINGS AND LOAN BANK

                                   SECTION II
                                  MARKET AREA

FERGUSON & CO., LLP                                                SECTION II.
                                II.  MARKET AREA

DEMOGRAPHICS

         Heartland Bank operates from its main office located at 237 Jackson Street, Southwest, Camden, Arkansas. The Bank has three branch offices. One is in Camden, one in Fordyce and one in Sheridan, Arkansas. Heartland Bank's subsidiary, Heritage FSB, operates from an office in Little Rock and has a branch in Monticello, Arkansas. In addition to the branches, the subsidiary has a loan production office located in Bryant, Arkansas.

         Heartland Bank has determined that its principal trade area is Pulaski County, Ouachita County, Dallas County, Grant County, and Drew County. These are the counties in which the Bank has branches. In addition to these, the Bank also has economic influence in Saline County, Cleveland County, and Calhoun County. In combination, these eight counties comprise the principal assessment area for the institution. Undoubtedly, some market penetration has been made in counties contiguous to the delineated counties, creating a sizable trade area. Tables II.1 and II.1a presents historical and projected trends for the United States, Arkansas, and all of the counties heretofore mentioned. The information provided addresses population, income, employment, and housing trends.

         As indicated in Tables II.1 and II.1a, the counties have experienced varying growth rates, in terms of population. Some are well above that of the United States and the State of Arkansas, (which is slightly below that of the United States), and some are well below. Five of the eight counties had population increases between 1990 and 1996. They are: Pulaski (0.61%), Grant (9.06%), Drew (4.04%), Saline (18.17), and Cleveland (4.94%). All of the
counties showing population increases from 1990 to 1996 are estimating growth between 1996 and 2001. The estimated population growth rates are 0.51% for Pulaski, 6.66% for Grant, 3.10% for Drew, 12.30% for Saline, and 3.75% for Cleveland. In general, these counties compare well to the 6.67% and 6.94% growth rates for the United States and Arkansas, respectively. They also compare favorably in terms of anticipated growth when compared to the 5.09% anticipated in the United States and the 5.48% anticipated in the State of Arkansas.

         The counties in the assessment area that have experienced declines in population between 1990 and 1996 are Ouachita (7.76%), Dallas (1.38%), and Calhoun (0.12%). Going forward to the year 2001, these counties are also estimating continued declines. They are: Ouachita 2.80%, Dallas 1.09%, and Calhoun 0.10%.

         When viewed in aggregate, the population trends of the assessment area are good. The past gains and the anticipated gains in population will handily offset the areas of decline.

         Arkansas is not one of the more affluent states, and the comparison of household income demonstrates that fact. The estimated household income for the United States for 1996 was $34,530, and that of Arkansas was $26,272. Comparing the 1996 estimated household income of the assessment area counties to the state, we find that three counties were below the state with estimated incomes of $21,204, $24,238, and $25,658. They were Dallas, Drew, and Cleveland,

FERGUSON & CO., LLP                                                SECTION II.




respectively. However, five of the eight counties had estimated household incomes that exceeded that of the state. They were Pulaski ($33,294), Ouachita ($26, 769), Grant ($26,166), Saline ($35,818), and Calhoun ($28,183). Going
forward to 2001, the same pattern is developing in estimated household income as developed in population trends. Those that are above the state in 1996 are expected to be above the state in 2001, and those that are below are expected to be below in 2001, with one notable exception -- Cleveland County is estimated to increase its household income to a level that would exceed that of the State of Arkansas ($27,909 vs. $27,040).

         In the area of Household Income Distribution estimates for 2001, the distribution shows the traditional rural bias. All but two of the counties, Pulaski and Saline, will have a larger portion of their population making less than $15,000 than will the population of the United States. The State of Arkansas reflects the lower level bias as well. When looking at the upper levels of income distribution, Pulaski and Saline also exceed that of the state, while all the other counties have a lower percentage of their population making in excess of $100,000. These results are not unexpected, and when comparing the mid-level incomes in the assessment area to that of the state, there is evidence of real economic growth and stability in the area.

         Important to any financial institution that is in the business of financing homes is the growth in the number of households. Tables II.1 and II.1a show that the prospects for the establishment of new households in the trade area is excellent. From 1990 until 1996, five of the counties in the trade area experienced an increase in the number of households (Pulaski, Grant, Drew, Saline, and Cleveland). In addition all of those counties are estimating continued growth in households between 1996 and 2001. Two of the three counties that experienced a drop in the number of households were the least populated counties in the area. The exception was Ouachita County which experienced an 8.03% drop in the number of households and is estimating a further decrease of 2.90% between 1996 and 2001.

         When home ownership is compared to the Unites States, three out of the eight counties in the trade area have a higher incidence of home ownership than the United States, and the remainder compare favorably.

         In summary, the demographics of the assessment area are very favorable. The area has and is expected to have an overall growth in population. This growth in population is being accompanied with an anticipated increase in household income that is creating a more stable per capita income and an anticipated increase in the number of new households that will be created. These factors, coupled with a strong tradition of home ownership in the area, should translate into an increased number of housing units being built and a good market for previously owned housing. In addition, the modest level of Average Housing Value presents ample opportunity for affordable housing in the market area for both the first time home buyer and the other market participants.

         The principal sources of employment in Heartland Bank's trade area are shown in Table II.2. The major sources are trade and services: Manufacturing, Services, and Government. All but two of the counties in the delineated trade area exceed the state in the percentage of residents who are employed in manufacturing. Three of the counties compare favorably to the state in the percentage of employment attributed to services. Five of the counties in the area show

FERGUSON & CO., LLP                                                SECTION II.




significantly more employment in government than does the State of Arkansas. However, Pulaski County is the seat of the State Government.

         This information gives rise to understanding the other demographic information. With manufacturing services and government employing such high percentages of the population and contributing to the earnings of the citizenry, the concentration of incomes in the middle range is more clear as is the estimated increase in household incomes. Obviously, the assessment area of Heartland Bank is better employed than the state average. This should equate to continued economic growth which should translate into more home buyers, more consumer goods being purchased, and a growing and robust economy.

         Based on information publicly available on deposits as of June 30, 1995 (see Table II.3), the eight county area in which Heartland Bank, or its subsidiary, has branches had $5.364 billion in total deposits. Banks controlled $4.677 billion, credit unions $356.1 million, and other thrifts $203.7 million. As of that date, Heartland Bank had 2.37% of the total deposit market or $127.0 million. The inclusion of Pulaski County, the county of the state capital and the major banking center of the state, causes the impact of Heartland Bank to be understated. Adjusting the numbers for Pulaski County, we find that Heartland has 9.51% of the deposit base in the assessment area outside of Pulaski County.

         The Bank is a major player in many of the markets that are located within their delineated market area. The statistics reveal success and opportunities for the institution. Additional capital infused by the Conversion will assist the Bank in becoming more competitive.

         Growth opportunities for Heartland Bank can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of Heartland Bank, we must also assess the willingness and flexibility of Management to respond to the competitive factors that exist in their market area. It is our analysis that the economic environment and the potential of the area is excellent, moreover, we feel that the current Management team can realize that economic potential. Our analysis of the economic potential and the potential of Management affects the valuation of the institution.

FERGUSON & CO., LLP                                                SECTION II.

TABLE II.1 - DEMOGRAPHIC TRENDS


                            KEY ECONOMIC INDICATORS
 United States, Arkansas, and Pulaski, Ouachita, Dallas, Grant and Drew Counties


===================================================================================================================================
                                                UNITED                     PULASKI   OUACHITA      DALLAS        GRANT      DREW
           KEY ECONOMIC INDICATOR               STATES      ARKANSAS       COUNTY     COUNTY       COUNTY       COUNTY      CITY
-----------------------------------------------------------------------------------------------------------------------------------
Total Population, 2001 Est.                  278,802,003    2,651,619      353,586     27,409        9,378       16,225     18,631
  1996 - 2001 Percent Change, Est.                  5.09         5.48         0.51      (2.80)       (1.09)        6.66       3.10
Total Population, 1996 Est.                  265,294,885    2,513,924      351,803     28,200        9,481       15,212     18,070
  1990 - 96 Percent Change, Est.                    6.67         6.94         0.61      (7.76)       (1.38)        9.06       4.04
Total Population, 1990                       248,709,873    2,350,725      349,660     30,574        9,614       13,948     17,369
-----------------------------------------------------------------------------------------------------------------------------------

Household Income, 2001 Est.                       33,189       27,040       33,460     28,525       20,325       31,162     25,851
  1996 - 2001 Percent Change, Est.                 (3.88)        2.92         0.50       6.56        (4.15)        6.84       6.65
Household Income, 1996 Est.                       34,530       26,272       33,294     26,769       21,204       29,166     24,238

-----------------------------------------------------------------------------------------------------------------------------------
Per Capita Income, 1990                           16,738       13,087       17,125     12,721       10,941       12,588     12,076
-----------------------------------------------------------------------------------------------------------------------------------

Household Income Distribution-2001 Est. (%)
  $15,000 and less                                    20           27           19         29           36           25         29
  $15,000 - $25,000                                   16           20           17         17           19           17         22
  $25,000 - $50,000                                   34           34           34         34           30           38         32
  $50,000 - $100,000                                  24           16           24         17           13           19         14
  $100,000 - $150,000                                  4            2            4          2            1            1          2
  $150,000 and over                                    2            1            2          1            1            1          1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Unemployment rate, 1990                             6.24         6.69         5.15       8.21         6.64         5.45       7.85
-----------------------------------------------------------------------------------------------------------------------------------

Median Age of Population, 1996 Est.                 34.3         35.3         34.0       36.5         37.2         36.0       32.8
Median Age of Population, 1990                      32.9         33.8         32.4       35.2         36.4         34.4       31.8
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Average Housing Value, 1990                       79,098       55,138       73,636     46,171       39,177       47,724     44,629
-----------------------------------------------------------------------------------------------------------------------------------

Total Households, 2001 Est.                  103,293,062    1,008,845      138,686     10,460        3,507        5,961      6,836
  1996 - 2001 Percent Change, Est.                  5.14         5.64         0.47      (2.90)       (1.13)        6.71       3.25
Total Households, 1996                        98,239,161      955,003      138,038     10,772        3,547        5,586      6,621
  1990 - 96 Percent Change, Est.                    6.84         7.16         0.61      (8.03)       (1.47)        9.14       4.40
Total Households, 1990                        91,947,410      891,179      137,200     11,712        3,600        5,118      6,342
-----------------------------------------------------------------------------------------------------------------------------------

Total Housing Units, 1990                    101,641,260    1,000,667      151,538     13,204        4,049        5,540      7,159
  % Vacant                                         10.07        10.94         9.46      11.30        11.09         7.62      11.41
  % Occupied                                       89.93        89.06        90.54      88.70        88.91        92.38      88.59
     % By Owner                                    57.78        61.95        54.62      64.91        69.23        76.57      63.77
     % By Renter                                   32.15        27.11        35.92      23.79        19.68        15.81      24.82
===================================================================================================================================

Source:  Scan/US, Inc.

FERGUSON & CO., LLP                                                SECTION II.

                            KEY ECONOMIC INDICATORS
      United States, Arkansas, and Saline, Cleveland and Calhoun Counties



===============================================================================================================================
                                                  UNITED                          SALINE         CLEVELAND        CALHOUND
           KEY ECONOMIC INDICATOR                 STATES         ARKANSAS         COUNTY          COUNTY           COUNTY
-------------------------------------------------------------------------------------------------------------------------------
Total Population, 2001 Est.                       278,802,003      2,651,619          85,168            8,471           5,813
  1996 - 2001 Percent Change, Est.                       5.09           5.48           12.30             3.75           (0.10)
Total Population, 1996 Est.                       265,294,885      2,513,924          75,842            8,165           5,819
  1990 - 96 Percent Change, Est.                         6.67           6.94           18.17             4.94           (0.12)
Total Population, 1990                            248,709,873      2,350,725          64,183            7,781           5,826
-------------------------------------------------------------------------------------------------------------------------------

Household Income, 2001 Est.                            33,189         27,040          37,731           27,909          28,700
  1996 - 2001 Percent Change, Est.                      (3.88)          2.92            5.34             8.77            1.83
Household Income, 1996 Est.                            34,530         26,272          35,818           25,658          28,183

-------------------------------------------------------------------------------------------------------------------------------
Per Capita Income, 1990                                16,738         13,087          14,768           11,771          12,078
-------------------------------------------------------------------------------------------------------------------------------

Household Income Distribution-2001 Est. (%)
  $15,000 and less                                         20             27              16               30              26
  $15,000 - $25,000                                        16             20              15               19              21
  $25,000 - $50,000                                        34             34              41               35              36
  $50,000 - $100,000                                       24             16              25               15              14
  $100,000 - $150,000                                       4              2               3                2               2
  $150,000 and over                                         2              1               1                1               1
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Unemployment rate, 1990                                  6.24           6.69            5.10             6.72           11.05
-------------------------------------------------------------------------------------------------------------------------------

Median Age of Population, 1996 Est.                      34.3           35.3            35.5             37.0            35.5
Median Age of Population, 1990                           32.9           33.8            33.4             35.7            34.3
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Average Housing Value, 1990                            79,098         55,138          65,413           37,860          37,585
-------------------------------------------------------------------------------------------------------------------------------

Total Households, 2001 Est.                       103,293,062      1,008,845          30,641            3,119           2,179
  1996 - 2001 Percent Change, Est.                       5.14           5.64           12.46             3.72           (0.09)
Total Households, 1996                             98,239,161        955,003          27,245            3,007           2,181
  1990 - 96 Percent Change, Est.                         6.84           7.16           18.27             4.85           (0.18)
Total Households, 1990                             91,947,410        891,179          23,037            2,868           2,185
-------------------------------------------------------------------------------------------------------------------------------

Total Housing Units, 1990                         101,641,260      1,000,667          24,602            3,322           2,437
  % Vacant                                              10.07          10.94            6.36            13.67           10.34
  % Occupied                                            89.93          89.06           93.64            86.33           89.66
     % By Owner                                         57.78          61.95           75.45            71.70           72.84
     % By Renter                                        32.15          27.11           18.19            14.63           16.82
===============================================================================================================================

Source:  Scan/US, Inc.

FERGUSON & CO., LLP                                                SECTION II.

                                   TABLE II.2
                  BREAKDOWN OF PERCENTAGE EARNINGS BY INDUSTRY





-----------------------------------------------------------------------------------------------------------------------------
                         OUCHITA     DALLAS      CLEVELAND      CALHOUN      GRANT        DREW       PULASKI      STATE OF
                         COUNTY      COUNTY        COUNTY       COUNTY       COUNTY      COUNTY       COUNTY      ARKANSAS
-----------------------------------------------------------------------------------------------------------------------------
Farm                        0.92%       2.02%        25.51%        0.69%        3.43%       5.36%        0.08%        5.03%
Agri Services               1.34%       0.80%           N/S            L          N/S       2.19%        0.37%        0.86%
Mining                      1.80%       0.15%         0.17%          N/S          N/S           L        0.22%        0.47%
Construction                3.71%       4.11%         4.39%        2.02%        4.99%       1.85%        4.38%        5.00%
Manufactoring              32.76%      40.57%        16.46%       68.73%       43.80%      35.99%       10.14%       23.88%
Trans & Pub. Utilities      6.30%       6.29%         2.84%        7.77%        6.01%       3.10%       10.34%        8.29%
Wholesale Trade             4.55%       2.57%        13.62%        0.39%        2.17%       3.76%        8.10%        5.25%
Retail Trade               13.18%      11.42%         6.13%        2.14%       10.75%      10.63%        9.75%       11.37%
Finance, Ins. & RE          3.11%       2.26%         1.76%          N/S        2.23%       3.32%        8.29%        4.37%
Services                   13.09%      17.58%         8.12%        2.71%        8.92%      10.99%       27.34%       20.24%
Government                 19.24%      12.23%        21.00%       12.02%       16.47%      22.80%       20.99%       15.24%
-----------------------------------------------------------------------------------------------------------------------------
Total                     100.00%     100.00%       100.00%      100.00%      100.00%     100.00%      100.00%      100.00%
-----------------------------------------------------------------------------------------------------------------------------

N/S - Not shown to avoid disclosure of confidential information.
L   - Less than 10 jobs.  Estimates are included in the totals.




Source: Bureau of Ecomonic Analysis

FERGUSON & CO., LLP                                                SECTION II.
                      TABLE II.3 - COMPETITIVE DEPOSITS





                                       '1993                               '1994                                '1995
                       ----------------------------------  ----------------------------------   -----------------------------------
                                  Number         Number               Number         Number                Number         Number
Thrifts/County         Deposits   Institutions   Branches  Deposits   Institutions   Branches   Deposits   Institutions   Branches
---------------         (000's)                             (000's)                              (000's)
Ouachita Co.              10,248            2         2            -            -           -           -
Pulaski Co.              189,183            1         8      188,826            2           9     203,670            2        10
                       ----------------------------------  ----------------------------------   -----------------------------------
         TOTAL THRIFTS   199,431            3        10      188,826            2           9     203,670            2        10

Banks/County
------------

Ouchita Co.              204,475            4        12      214,192            5          13     214,964            5        13
Dallas, Cleveland &
  Cachoun, Counties      135,563            6         8      147,862            7           8     155,611            7        10
Grant County              96,637            3         5      105,336            3           5     113,172            3         3
Drew County              147,431            2         4      154,738            3           5     164,346            3         5
Pulaski County         3,836,188           14       123    3,955,167           14         123   4,028,978           14       125
                       ----------------------------------  ----------------------------------   -----------------------------------
         TOTAL BANKS   4,420,294           29       152    4,577,295           32         154   4,677,071           32       156

CU's/County
------------

Ouchita County            15,269            2         2       16,010            2           2      15,153            2         2
Pulaski County           293,576           36        36      322,311           36          36     340,979           36        36
                       ----------------------------------  ----------------------------------   -----------------------------------
 TOTAL CREDIT UNIONS     308,845           38        38      338,321           38          38     356,132           38        38

Total Competition      4,928,570           70       200    5,104,442           72         201   5,236,873           72       204

Heartland Deposits       123,748                             126,722                              126,987
                       ---------                           ---------                            ---------
Total Deposits         5,052,318                           5,231,164                            5,363,860
                       =========                           =========                            =========
HEARTLAND BANK
   MAKET SHARE              2.45%                               2.42%                                2.37%

MARKET SHARE FOR
AREA OUTSIDE OF                                                                                 ----------
PULASKI COUNTY                                                                                       9.51%
                                                                                                ----------




Source: Branch Source, Sheshunoff Information Services Inc. - June 1995

                                  SECTION III
                            COMPARISON WITH PUBLICLY
                                 TRADED THRIFTS

FERGUSON & CO., LLP                                               SECTION III.


                 III.  COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

         This section presents an analysis of Heartland Bank relative to a group of 12 publicly traded thrift institutions ("Comparative Group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of Heartland Bank's stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table III.3 presents a pro forma comparison of Heartland Bank to the comparative group. Exhibits III and IV contain selected financial information on Heartland Bank and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the Comparative Group are discussed below.

SELECTION CRITERIA

         Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or NASDAQ. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing 12 months. We have also excluded mutual holding companies (see Exhibit II.1).

         Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets between $100 million and $500 million. In addition, we wanted institutions that had ROAA's between 50 bp and 125 bp; non-performing loans greater than 50 bp, and institutions with loans to deposit ratios greater than 50% and less than 100%. The Southeast Region, which includes Arkansas, had only one thrift that met the aforementioned requirements. We found 16 thrifts that met the requirements by looking in the Midwest Region, the Mid-Atlantic, and the Southeast regions of the United States (we consider 10 to be the minimum number), we retained 12, and eliminated four for the following reasons:
(a) one became a merger target between the time of selection and the final valuation report; (b) two were mortgage banking operations; and (c) one was a Mutual Holding Company (see Table II.4 for additional details).

         The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 430 publicly traded thrifts listed on NYSE, AMEX, or NASDAQ. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

         -   We eliminated companies with losses,
         -   We eliminated indicated acquisition targets,
         - We eliminated companies with price/earnings ratios in excess of 25,
         - We eliminated companies that had not reported as a stock institution for one complete year, and
         -   We eliminated mutual holding companies.

FERGUSON & CO., LLP                                               SECTION III.




The resulting group of approximately 259 publicly traded thrifts is included in
Exhibit II.1.

         The selected group of comparatives has sufficient trading volume to provide meaningful price data. Four of the comparative group members are located in the Midwest, one in the Southeast, and the others are located in the Mid-Atlantic Region. Three of the group are located in Pennsylvania, two in Illinois, two in Maryland, and one each in Indiana, Georgia, New Jersey, New York, and Ohio. With total assets of approximately $173 million, Heartland Bank is well below the group selected, which has average assets of $275 million and median assets of $257 million.

PROFITABILITY

         Using the comparison of profitability components as a percentage of average assets, Heartland was below the comparative group in return on assets,
 .69% to .81%; net interest income, 2.43% to 3.38%; and core income, .69% to 1.01%. Heartland Bank was below the comparative group in other operating income, .14% to .34%; but above the group in operating expense, 4.43% to 2.12%. After conversion, deployment of the proceeds will provide additional income, and Heartland Bank will compare more favorably with the comparative group in terms of return on average assets, with a return of .80% at the midpoint of the appraisal range. Pro forma return on average equity is 5.18% at the midpoint, versus a mean of 8.37% and median of 8.17% for the comparative group.

BALANCE SHEET CHARACTERISTICS

         The general asset composition of the Bank is similar to that of the comparative group. Heartland Bank has only a slightly higher level of passive investments with 43.49% of its assets invested in cash, investments, and mortgage-backed securities, versus 43.02% for the comparative group. In the investment portfolio, the Bank has 11.79% in cash and investment securities and 31.70% in mortgage backed securities. The comparative group has a reverse mixture with 32.19% in cash and investments, and 10.83% in mortgage backed securities. Heartland Bank has a lower percentage of its assets in loans, at 51.65% versus 64.38% for the comparative group. The Bank's percentage of earning assets to interest costing liabilities is much lower than that of the group. Heartland Bank has 105.26%, and the comparative group averages 112.75%. After conversion, Heartland Bank's ratio will be in line with that of the group of comparatives.

         The liability side differs mainly in that Heartland Bank has a lower percentage of borrowings and higher percentage of deposits. The Bank's capital level is 7.79% versus 11.28% for the comparative group. The comparison between Heartland Bank's capital level and that of the comparative group will improve after conversion, but at the midpoint, equity to assets will be 15.98% compared to their average of 11.28% and median of 10.05%.

RISK FACTORS

         Both Heartland Bank and the comparative group have reasonable and controllable levels of non-performing assets, with the Bank being slightly lower than the comparative group, 1.09% to 1.13% of assets. Heartland's loan loss allowance is 1.61% of net loans, which compares favorably with the comparative group's 1.08%. The single most glaring disparity between Heartland Bank and the comparative group is the negative one year gap to assets of 31.96%, compared to a positive 6.29% for the comparative group. However, the group average is based on information available for only six members of the comparative group. This high level of interest rate risk is at this time

FERGUSON & CO., LLP                                               SECTION III.



just lurking below the surface. In fact the high level of risk is undoubtedly adding to the Bank's profitability. However, such levels of IRR must be addressed and reduced.

SUMMARY OF FINANCIAL COMPARISON

         Based on the above discussion of operational, balance sheet, and risk characteristics of Heartland Bank compared with the group, we believe that Heartland Bank's performance is equal to that of the comparative group, and we know that the interest rate risk management component is significantly higher than the group. While the Bank's profitability and capital levels are below the comparative group, the conversion proceeds will increase its income and capital levels to near comparable levels. The close management of interest rate risk is likely to have a continuing negative influence on the performance of Heartland Bank's earnings. However, in some analytical circles, the diminution of earnings is adequately offset by the reduced interest rate risk component.

FUTURE PLANS

         Heartland Bank's future plans are to remain a well capitalized, profitable institution with good asset quality and a commitment to serving the needs of its trade area and emphasizing lending. The business plan emphasizes growth in consumer lending and commercial non-real estate lending. Management recognizes that it will take time to invest the proceeds of its capital infusion in a manner consistent with its historic performance and current policy. During that period of time, Management is willing to accept a lower return on assets as well as a lower return on equity capital.

         Heartland Bank has always adhered to a controlled growth policy, and in recent years, it has controlled its rates paid, its overall spreads, and has funded all recent growth with FHLB advances. The advances were used to control spreads and help control interest rate risk. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities. Adjustable rate and short term loans will continue to be emphasized. The Bank will continue to minimize long term, fixed rate loans. The Bank's business plan projects that it will experience growth in loans, savings deposits, and liquidity.

         Heartland Bank anticipates a generous growth rate and has established a subsidiary to hold properties for future expansion. The additional capital and the formation of a holding company would make the acquisition of branches a viable option, along with de nova branching.

         Increasing market penetration by increasing the number of services and products available, coupled with expanded marketing efforts, are the most likely methods to be employed to achieve growth.

FERGUSON & CO., LLP                                               SECTION III.
                      TABLE III.1-COMPARATIVES GENERAL

                                                                                     Total              Current   Current
                                                                       Number       Assets                Stock    Market
                                                                         of         ($000)                Price     Value
Ticker     Short Name                         City            State   Offices     Mst RctQ   IPO Date       ($)      ($M)
ASBP       ASB Financial Corp.                Portsmouth        OH       1        114,298     05/11/95    17.50      29.99
CBCI       Calumet Bancorp, Inc.              Dolton            IL       5        492,779     02/20/92    32.63      77.55
CBCO       CB Bancorp, Inc.                   Michigan City     IN       3        200,008     12/28/92    24.13      28.04
EQSB       Equitable Federal Savings Bank     Wheaton           MD       4        267,776     09/10/93    26.88      16.13
FGHC       First Georgia Holding, Inc.        Brunswick         GA       7        144,022     02/11/87     8.63      17.45
FKFS       First Keystone Financial           Media             PA       5        294,241     01/26/95    19.38      25.04
FSPG       First Home Bancorp, Inc.           Pennsville        NJ      10        487,209     04/20/87    19.50      39.59
LARL       Laurel Capital Group, Inc.         Allison Park      PA       6        201,911     02/20/87    15.88      24.06
SFED       SFS Bancorp, Inc.                  Schenectady       NY       3        166,030     06/30/95    14.75      18.86
SHEN       First Shenango Bancorp, Inc.       New Castle        PA       4        384,088     04/06/93    22.75      51.37
WCBI       Westco Bancorp                     Westchester       IL       1        307,772     06/26/92    21.50      55.92
WSB        Washington Savings Bank, FSB       Waldorf           MD       4        246,742         NA       5.00      21.10

Maximum                                                                 10        492,779                 32.63      77.55
Minimum                                                                  1        114,298                  5.00      16.13
Average                                                                  4        275,573                 19.04      33.76
Median                                                                   4        257,259                 19.44      26.54


Source: SNL Securities and F&C calculations.

FERGUSON & CO., LLP                                               SECTION III.

                    TABLE III.2 - KEY FINANCIAL INDICATORS


                                              HEARTLAND
                                           COMMUNITY BANK      COMPARATIVE
                                          CAMDEN, ARKANSAS        GROUP
PROFITABILITY                           --------------------  -------------
  (% of average assets)
Net income                                       0.69(*)           0.81
Net interest income                              2.43              3.38
Loss provisions                                   0.3              0.15
Other operating income                           0.14              0.34
Operating expense                                4.43              2.12
Core income (excluding gains
   and losses on asset sales)                    0.69              1.01

BALANCE SHEET FACTORS
   (% of assets)
Cash and investments                            11.79             32.19
Mortgage-backed securities                       31.7             10.83
Loans                                           51.65             64.38
Savings deposits                                85.08             76.15
Borrowings                                       5.78             10.89
Equity                                           7.79             11.28
Tangible equity                                   7.1             11.19

RISK FACTORS
   (%)
IEA's/IBL's                                    105.26            112.75
Non-performing assets/assets                     1.09              1.13
Loss allowance/non performing assets           145.59             71.91
Loss allowance/loans                             1.61              1.08
One year gap/assets                            -31.96              6.29 (**)

(*)  Appraisal Income
(**) Six of the twelve comparables reported gap assets.
Source:  SNL Securities, F&C calculations and Offering Circular.


Source: SNL Securities and F&C calculations.

FERGUSON & CO., LLP                                               SECTION III.

                      TABLE III.3 - PRO FORMA COMPARISON
               CONVERTING INSTITUTION TO THE COMPARATIVE GROUP

        Heartland Community Bank, Camden, Arkansas

As of December 20, 1996

Ticker  Name                       Price       Mk Value   PE      P/Book     P/TBook     P/Assets     Div Yld      Assets    Eq/A
                                    ($)         ($Mil)    (X)      (%)         (%)         (%)          (%)                  (%)
        Heartland Com. Bank
        Before Conversion           N/A           N/A     N/A      N/A         N/A         N/A            N/A      172,972     7.79
        SuperMax                     10.000       26.45    15.34    73.46       76.01        13.53         3.00    195,498    18.42
        Maximum                      10.000       23.00    13.91    69.76       72.41        11.95         3.00    192,462    17.13
        Midpoint                     10.000       20.00    12.56    65.95       68.67        10.54         3.00    189,822    15.98
        Minimum                      10.000       17.00    11.10    61.40       64.19         9.08         3.00    187,182    14.79

        Comparative Group
        Averages                     19.042       33.76    14.15   114.72      116.45        12.85         1.95    275,573    11.28
        Medians                      19.438       26.54    13.23   112.55      112.55        12.02         2.06    257,259    10.05

        Arkansas Public Thrifts
        Averages                     16.083       45.98    10.30   109.88      109.88        13.54         2.61    352,305    12.75
        Medians                      15.750       28.74    10.30   108.77      108.77        15.93         2.95    381,562    15.94

        Southeast Region Thrifts
        Averages                     16.981       75.64    19.69   133.21      131.71        16.47         2.12    491,612    13.72
        Medians                      17.063       39.48    15.60   119.82      119.82        14.26         2.15    280,413     9.47

        All Public Thrifts
        Averages                     20.258      191.70    14.76   126.68      133.41        12.38         2.11  1,773,441    10.39
        Medians                      18.500       48.90    14.17   119.94      125.16        11.39         2.11    396,052     8.81

        Comparative Group
ASBP    ASBFinancial-OH              17.500       29.99    28.69   110.62      110.62        26.24         2.29    114,298    22.18
CBCI    Calumet Bancorp-IL           32.625       77.55    14.12    97.45       97.45        15.74            -    492,779    16.15
CBCO    CBBancorp-IN                 24.125       28.04    11.77   144.72      144.72        14.02         5.39    200,008     9.69
EQSB    EquitableFSB-MD              26.875       16.13     8.59   113.68      113.68         6.02            -    267,776     5.30
FGHC    FrstGeorgiaHldg-GA            8.625       17.45    15.97   145.69      163.66        12.12         0.93    144,022     8.30
FKFS    FrstKeystoneFin-PA           19.375       25.04    12.34   108.48      108.48         8.51         1.03    294,241     7.85
FSPG    FrstHomeBancorp-NJ           19.500       39.59     8.55   125.81      128.63         8.13         2.46    487,209     6.46
LARL    LaurelCapitalGp-PA           15.875       24.06     9.28   114.46      114.46        11.91         2.77    201,911    10.40
SFED    SFSBancorp-NY                14.750       18.86    14.60    89.07       89.07        11.36         1.63    166,030    12.75
SHEN    FstShenangoBcp-PA            22.750       51.37    20.68   111.41      111.41        13.38         2.11    384,088    12.01
WCBI    WestcoBancorp-IL             21.500       55.92    14.73   117.23      117.23        18.17         2.79    307,772    15.50
WSB     WashingtonSvBk-MD             5.000       21.10    10.42    98.04       98.04         8.55         2.00    246,742     8.72

                                     Note: Stock prices are closing prices or last trade. Pro forma calculations for Heartland are based on sales at $10 per share with a midpoint of $20,000,000.

                                     Sources: Heartlands' audited and unaudited financial statements, SNL Securities, and F&C calculations.


Source: SNL Securities, Inc. and F&C calculations.

FERGUSON & CO., LLP                                               SECTION III.

                      TABLE III.3 - PRO FORMA COMPARISON
               CONVERTING INSTITUTION TO THE COMPARATIVE GROUP

        Heartland Community Bank, Camden, Arkansas

As of December 20, 1996

Ticker  Name                                TEq/A        EPS        ROAA      ROAE
                                             (%)         ($)         (%)       (%)
        Heartland Com. Bank
        Before Conversion                                  N/A
        SuperMax                              17.80         0.65      0.98      4.74
        Maximum                               16.50         0.72      0.95      4.96
        Midpoint                              15.34         0.80      0.93      5.18
        Minimum                               14.15         0.90      0.91      5.45

        Comparative Group
        Averages                              11.19         1.52      0.81      8.37
        Medians                               10.05         1.52      0.90      8.17

        Arkansas Public Thrifts
        Averages                              12.75         1.58      1.00      8.16
        Medians                               15.94         1.58      1.00      8.16

        Southeast Region Thrifts
        Averages                              13.65         0.97      0.66      3.25
        Medians                                9.27         1.14      0.70      5.56

        All Public Thrifts
        Averages                              10.13         1.48      0.78      7.99
        Medians                                8.28         1.30      0.75      6.84

        Comparative Group
ASBP    ASBFinancial-OH                       22.18         0.61      0.57      2.45
CBCI    Calumet Bancorp-IL                    16.15         2.31      0.99      5.97
CBCO    CBBancorp-IN                           9.69         2.05      1.11     11.67
EQSB    EquitableFSB-MD                        5.30         3.13      0.78     14.98
FGHC    FrstGeorgiaHldg-GA                     7.46         0.54      0.89     10.65
FKFS    FrstKeystoneFin-PA                     7.85         1.57      0.32      3.92
FSPG    FrstHomeBancorp-NJ                     6.32         2.28      0.91     14.00
LARL    LaurelCapitalGp-PA                    10.40         1.71      1.06     10.00
SFED    SFSBancorp-NY                         12.75         1.01      0.45      3.22
SHEN    FstShenangoBcp-PA                     12.01         1.10      0.75      5.65
WCBI    WestcoBancorp-IL                      15.50         1.46      0.99      6.33
WSB     WashingtonSvBk-MD                      8.72         0.48      0.91     11.60


Source: SNL Securities and F&C calculations.

FERGUSON & CO., LLP                                               SECTION III.

                      TABLE III.4 - SELECTION OF COMPARATIVES

                                                                               Deposit                                       Current
                                                                              Insurance                                        Stock
                                                                               Agency                                          Price
Ticker    Short Name                      City                State   Region  (BIF/SAIF)      Exchange        IPO Date           ($)
ASBP      ASB Financial Corp.             Portsmouth            OH      MW      SAIF          NASDAQ          05/11/95        15.125
CBCI      Calumet Bancorp, Inc.           Dolton                IL      MW      SAIF          NASDAQ          02/20/92        30.500
CBCO      CB Bancorp, Inc.                Michigan City         IN      MW      SAIF          NASDAQ          12/28/92        25.500
EQSB      Equitable Federal Savings Bank  Wheaton               MD      MA      SAIF          NASDAQ          09/10/93        27.500
FGHC      First Georgia Holding, Inc.     Brunswick             GA      SE      SAIF          NASDAQ          02/11/87         6.250
FKFS      First Keystone Financial        Media                 PA      MA      SAIF          NASDAQ          01/26/95        19.250
FSPG      First Home Bancorp, Inc.        Pennsville            NJ      MA      SAIF          NASDAQ          04/20/87        19.000
LARL      Laurel Capital Group, Inc.      Allison Park          PA      MA      SAIF          NASDAQ          02/20/87        15.750
SFED      SFS Bancorp, Inc.               Schenectady           NY      MA      SAIF          NASDAQ          06/30/95        16.000
SHEN      First Shenango Bancorp, Inc.    New Castle            PA      MA      SAIF          NASDAQ          04/06/93        22.063
WCBI      Westco Bancorp                  Westchester           IL      MW      SAIF          NASDAQ          06/26/92        21.750
WSB       Washington Savings Bank, FSB    Waldorf               MD      MA      SAIF           AMSE              NA            4.500

Maximum                                                                                                                       30.500
Minimum                                                                                                                        4.500
Average                                                                                                                       18.915
Median                                                                                                                        19.250


           Rejects and Reasons
           -------------------
UFRM       United Federal Savings Bank    Rocky Mount           NC      SE      SAIF          NASDAQ          07/01/80         8.063
           Mortgage banking operation.
FLAG       FLAG Financial Corp.           LaGrange              GA      SE      SAIF          NASDAQ          12/11/86        11.500
           Mortgage banking operation.
PULB       Pulaski Bank, Savings Bk, MHC  St. Louis             MO      MW      SAIF          NASDAQ          05/11/94        14.500
           Mutual Holding Company.
FFWM       First Financial-W. Maryland    Cumberland            MD      MA      SAIF          NASDAQ          02/11/92        28.250
           Merger Target.

        Criteria for Comparative Selection
        1.  Eliminate all R/E ratios in excess of 25.

        2.  Eliminate all that have not been converted for at least one year.

        3. Eliminate all thrifts with losses in the last quarter. Eliminated BIF /SAIF assesment until all have reported.

        4. Eliminate all thrifts less than $100 million and greater than $500 million.

        5.  Select institutions that have ROA,s between 50 BP and 125 BP.

        6.  Select institutions that have NPA's greater than 50 BP's.

        7. Select institutions that have loan to deposit ratio greater than 50+- and = less than 100+-.

        8.  Eliminate all MHC's.



Source: SNL Securities and F&C calculations.

FERGUSON & CO., LLP                                               SECTION III.

                      TABLE III.4 - SELECTION OF COMPARATIVES




                               Tangible
                     Current     Price/    Price/    Current         Current                   Current    Total
                      Market      LTM       Core      Price/       Price/ Tang      Price/    Dividend    Assets
                       Value    Core EPS    EPS     Book Value      Book Value      Assets      Yield     ($000)
Ticker                  ($M)      (x)       (x)        (%)              (%)          (%)         (%)     Mst RctQ
ASBP                   25.92      24.80      34.38     95.61           95.61        22.68         2.645   114,298
CBCI                   72.50      13.20      12.71     91.10           91.10        14.71             -   492,779
CBCO                   29.64      12.44      11.59    152.97          152.97        14.82         5.098   200,008
EQSB                   16.50       8.79       8.09    116.33          116.33         6.16             -   267,776
FGHC                   12.65      11.57       9.77    105.57          118.60         8.78             -   144,022
FKFS                   24.88      14.15      10.94    108.57          108.57         8.56         1.039   290,549
FSPG                   38.57       8.33       7.31    122.58          125.33         7.92         2.526   487,209
LARL                   23.85       9.21       8.95    113.55          113.55        11.81         2.794   201,911
SFED                   21.43      18.82      16.67     92.81           92.81        12.58         1.500   164,366
SHEN                   49.82      20.06         NM    108.05          108.05        12.97         2.176   384,088
WCBI                   56.57      14.90      12.95    118.59          118.59        18.38         2.207   307,772
WSB                    18.99       9.38       7.03     88.24           88.24         7.70         2.222   246,742

Maximum                72.50      20.06      16.67    152.97          152.97        18.38          5.10   492,779
Minimum                12.65       8.33       7.03     88.24           88.24         6.16             -   144,022
Average                33.22      12.80      10.60    110.76          112.19        11.31          1.78   289,747
Median                 24.88      12.44      10.36    108.57          113.55        11.81          2.18   267,776




UFRM                   24.71      14.40      20.16    119.81          119.81         9.67         2.480   255,485

FLAG                   23.41      14.56      17.97    107.28          107.28        10.24         2.957   228,710

PULB                   30.36      23.02      25.89    132.66          132.66        16.92         6.897   179,457

FFWM                   60.01      15.61      12.18    148.68          148.68        17.37         1.699   345,505


Source: SNL Securities and F&C calculations.

FERGUSON & CO., LLP                                               SECTION III.

                      TABLE III.4 - SELECTION OF COMPARATIVES

                             Tangible                         Return on       Return on        ROACE     ROACE
                   Equity/    Equity/       Core     Core     Avg Assets      Avg Assets       Before   Before
                   Assets   Tang Assets     EPS      EPS     Before Extra    Before Extra      Extra     Extra
                    (%)         (%)         ($)      ($)          (%)             (%)           (%)       (%)
Ticker            Mst RctQ    Mst RctQ      LTM    Mst RctQ       LTM          Mst RctQ         LTM     Mst RctQ
ASBP                22.18      22.18        0.61     0.11         0.57           (0.62)         2.45      (2.76)
CBCI                16.15      16.15        2.31     0.60         0.99            0.17          5.97       1.04
CBCO                 9.69       9.69        2.05     0.55         1.11            0.52         11.68       5.33
EQSB                 5.30       5.30        3.13     0.85         0.78            0.81         14.98      15.35
FGHC                 8.30       7.46        0.54     0.16         0.89            0.94         10.65      11.17
FKFS                 7.89       7.89        1.36     0.44         0.56            0.78          6.48       9.53
FSPG                 6.46       6.32        2.28     0.65         0.91            0.72         14.00      11.21
LARL                10.40      10.40        1.71     0.44         1.06            0.14         10.00       1.28
SFED                13.56      13.56        0.85     0.24         0.69            0.71          4.88       5.15
SHEN                12.01      12.01        1.10        -         0.75            0.01          5.65       0.09
WCBI                15.50      15.50        1.46     0.42         0.99            0.14          6.33       0.89
WSB                  8.72       8.72        0.48     0.16         0.91            1.13         11.60      13.38

Maximum             16.15      16.15        3.13     0.85         1.11            1.13         14.98      15.35
Minimum              5.30       5.30        0.48        -         0.56            0.01          4.88       0.09
Average             10.36      10.27        1.57     0.41         0.88            0.55          9.29       6.77
Median               9.69       9.69        1.46     0.44         0.91            0.71         10.00       5.33




UFRM                 8.08       8.08        0.56     0.10         0.79            0.64         10.03       7.87

FLAG                 9.55       9.55        0.79     0.16         0.87            0.75          9.35       8.15

PULB                12.75      12.75        0.63     0.14         0.88            0.76          7.15       5.99

FFWM                11.68      11.68        1.81     0.58         0.86            0.05          7.00       0.42


Source: SNL Securities and F&C calculations.

FERGUSON & CO., LLP                                               SECTION III.

                      TABLE III.4 - SELECTION OF COMPARATIVES

                                        QTR:             QTR:           QTR:             QTR:           QTR:            QTR:
                                                                                                                       Loans
                                        NPAs/           Loans/         Loans/         Deposits/      Borrowings/      Serviced
                  Merger    Current    Assets          Deposits        Assets          Assets          Assets        For Others
                  Target?   Pricing     (%)              (%)            (%)             (%)             (%)            ($000)
Ticker             (Y/N)     Date     Mst RctQ         Mst RctQ       Mst RctQ        Mst RctQ        Mst RctQ        Mst RctQ
ASBP                 N     11/15/96      1.60             84.02        61.68            73.41            2.11                -
CBCI                 N     11/15/96      1.29            102.17        76.37            74.75            7.48            2,368
CBCO                 N     11/15/96        NA             71.39        46.08            64.54           22.00               NA
EQSB                 N     11/15/96      0.77             89.65        70.02            78.10           15.81          104,201
FGHC                 N     11/15/96      1.34            102.07        84.25            82.54            8.12                -
FKFS                 N     11/15/96      2.53             76.07        58.03            76.29           13.64          129,023
FSPG                 N     11/15/96      0.78             95.90        54.18            56.49           36.33           63,200
LARL                 N     11/15/96      0.64             89.98        74.43            82.72            4.48            1,262
SFED                 N     11/15/96      0.67             79.88        67.74            84.80               -            4,499
SHEN                 N     11/15/96      0.50             98.09        67.21            68.52           18.51              586
WCBI                 N     11/15/96      0.53             87.13        71.62            82.19               -                -
WSB                  N     11/15/96      0.95             54.02        48.92            90.56               -           11,303

Maximum                                  2.53            102.17        84.25            90.56           36.33          129,023
Minimum                                  0.50             54.02        46.08            56.49               -                -
Average                                  1.00             86.03        65.35            76.50           11.49           31,644
Median                                   0.78             89.65        67.74            78.10            8.12            3,434




UFRM                 N     11/15/96      0.88             78.46        66.48            84.73            3.91          461,893

FLAG                 N     11/15/96      3.56             89.84        69.21            77.04           11.11          242,789

PULB                 N     11/15/96        NA             96.49        80.51            83.44            1.67               NA

FFWM                 N     11/15/96      0.95             99.11        80.53            81.24            5.20           52,989



Source: SNL Securities and F&C calculations.

                                    EXHIBITS

                                   EXHIBIT I

                       FERGUSON & CO., LLP QUALIFICATIONS

     Ferguson & Co. (F&C) is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Irving, Texas. Its services to financial institutions include:

     -    Mergers and acquisition services,

     -    Business plans,

     -    Fairness opinions and conversion appraisals,

     -    Litigation support,

     -    Loan review and valuation,

     -    Operational and efficiency consulting,

     -    Human resources evaluation and management, and

     -    Regulatory consulting.

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases of information include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. F&C recently sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 7 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University. He is a certified commercial lender.

ROBIN L. FUSSELL

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 12 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                   SECTION IV

                          CORRELATION OF MARKET VALUE

FERGUSON & CO., LLP                                                  SECTION IV.




                        IV.  CORRELATION OF MARKET VALUE


MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

     This section addresses the aforementioned factors and the estimated pro forma market. Certain factors must be considered to determine whether adjustments are required in correlating Heartland Bank's market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest value of the to-be-issued common shares, and compares the resulting market value of the Bank to the members of its comparative group and the selected group of publicly held thrifts.

FINANCIAL ASPECTS

     Section III includes a discussion regarding a comparison of Heartland Bank's earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table III.3 presents certain key indicators on a pro forma basis after conversion.

     As shown in Table III.2, from an earnings viewpoint, Heartland Bank is below its comparative group in return on assets and core income as a percentage of average assets, principally as a result of its net interest income level, which is lower because of the Bank's lower capital ratio, a lower ratio of interest earning assets ("IEA's") to interest bearing liabilities ("IBL's"), and a lower net interest margin. Heartland Bank's net interest income as a percent of assets is 2.43% versus 3.38% for the comparatives. After Heartland Bank completes its stock conversion, its return on average assets and core income as a percentage of average assets will increase, and will achieve parity with the comparable group principally in spite of the lower ratio of IEA's to IBL's, and a higher level of operating expense (4.43% vs. 2.12%). Table III.3 projects that Heartland Bank will exceed the group in return on assets with 0.93% at the midpoint, versus a mean of 0.81% and median of 0.90% for the comparative group.

     Heartland Bank's pro forma equity to assets ratio at the midpoint is 15.98%, versus a mean of 11.28% and median of 10.05% for the comparative group. Heartland Bank's pro forma return on equity is below the comparative group--5.18% at the midpoint versus a mean of 8.37% and median of 8.17% for the comparative group. This is an expected result considering the higher capital ratios of Heartland Bank in comparison to the group. In other words, higher capital, lower ROAE, and lower capital, higher ROAE - all other factors being equal.

     Heartland Bank's recorded earnings have been adjusted for appraisal purposes (see Table IV.1). The Bank recorded gains of $14 thousand from the sale of investments and also recorded $938 thousand in losses on the sale of investments. In addition, the Bank paid the SAIF special assessment of $882 thousand, and recorded in the same September 30, 1996, quarter was an additional provision for loan loss reserves of $560 thousand.

FERGUSON & CO., LLP                                                  SECTION IV.





                  TABLE IV.1 - APPRAISAL EARNINGS ADJUSTMENTS
                FOR THE TWELVE MONTHS ENDING SEPTEMBER 30, 1996

                                         (In Thousands)
Year End 6-30-96                            $   231
3 Months End 9-30-95                            330
                                            --------
                                                561
3 Months End 9-30-96                           (843)
                                            --------
                                               (282)
Add:
 Excess Loan Loss Provision                     560
  Special Assessment SAIF                       882
   Loss on Sale of MBS's                        938
Deduct:
 Gain on Sale of
   Investment Securities                        (14)
                                            --------
Total Adjustments                             2,366
                                            --------
Tax Effect of Adjustments
   at 37% combined tax rate                    (875)
                                            --------
Net Adjustments                               1,491
                                            --------
Appraisal Earnings                          $ 1,209
                                            ========

Source: Heartland Community Bank's audited and unaudited financial statements and F&C calculations.

     Heartland Bank's asset composition is similar to that of its comparative group-- marginally lending oriented, with a high percentage of total assets in investments and mortgage-backed securities. From the risk factor viewpoint, Heartland Bank is similar to the comparative group. Heartland Bank has nearly the same level of non performing assets(1.09% vs. 1.13%). Heartland Bank's loan loss allowance is 1.61% of net loans, comparing favorably with the comparative group, which is 1.08%. Its ratio of interest earning assets to interest bearing liabilities (105.26%) is well below the comparative group (112.75%). From an earnings perspective, this is a significant amount of difference, but Heartland Bank's ratio will be in line with the comparative group after conversion. From an interest rate risk factor, Heartland Bank is significantly interest rate sensitive and would suffer significant diminution of earnings in a rising rate environment.

     We believe that NO ADJUSTMENT is necessary relative to financial aspects of Heartland Bank.

MARKET AREA

     Section II describes Heartland Bank's market area.

     We believe that AN UPWARD ADJUSTMENT is required for Heartland Bank's market area.

FERGUSON & CO., LLP                                                  SECTION IV.




MANAGEMENT

     The CEO has served as President, CEO and Director since 1990 (a Director since 1983). The Executive Vice President has been with Heartland Bank since May 1966, however, he joins the Bank with in excess of 25 years experience in bank and thrift management and is well qualified for the position. The Chief Lending Officer of the Bank is also a recent addition to the staff, coming into employment with excellent credentials. All officers report directly to President Lampkin. The staff possesses the necessary intellect, skills, levels of expertise, and experience to maintain the integrity of the assets and to implement the goals of the organization. Heartland Bank's results compare well with the comparative group. Therefore, Heartland Bank's Management has done the same quality job as its selected comparatives. The Bank has no formal management succession plan in effect; however, that is not unusual for this size institution. The recent acquisition of additional senior officers has made the Bank less vulnerable to the loss of one or more senior managers, but more than two would create problems.

     We believe that NO ADJUSTMENT is required for Heartland Bank's Management.

DIVIDENDS

     Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on a market price of 1.95% and a median of 2.06%, while all public thrifts are paying a mean of 2.11% and median of 2.11%. Arkansas public thrifts are paying a mean of 2.61% and a median of 2.95%, but they are so few in number that they are not a significant analytical factor. Heartland Bank intends to pay a dividend at an initial annual rate of 3.0%, on an offering price of $10.00 per share. Even with market appreciation, Heartland Bank's dividend rate will be comparable.

     We believe that NO ADJUSTMENT is required relative to Heartland Bank's intention to pay dividends.

LIQUIDITY

     The Holding Company has never issued capital stock to the public, and as a result, there is no existing market for the Common Stock. Although the Holding Company has applied to list its Common Stock on NASDAQ, there can be no assurance that a liquid trading market will develop.

     A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence in the market place of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Bank or the market.

     The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $77.55 million to $16.13 million, with a mean value of $33.76 million. The midpoint of Heartland Bank's valuation range is $20.0 million at $10.00 a share, or 2,000,000 shares. The modest size of the issue and the limited number of shares that are being issued should have a negative impact on the liquidity of the issue.

     We believe a DOWNWARD ADJUSTMENT is required relative to the liquidity of Heartland Bank's stock.

FERGUSON & CO., LLP                                                  SECTION IV.




THRIFT EQUITY MARKET CONDITIONS

     The SNL Thrift Index has performed well since the end of 1990. The Index has grown as follows: year ended December 31, 1991--increased 49.0% from 96.6 to 143.9; year ended December 31, 1992--increased 39.7% to 201.1; year ended December 31, 1993--increased 25.6% to 252.5; year ended December 31, 1994--decreased 3.1% to 244.7; year ended December 31, 1995--increased 54.1% to
376.5. The SNL Index is market value weighted with a base value of 100 as of March 31, 1984.

     As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering the period January 31, 1994 through December 20, 1996, the market, as depicted by the Index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to
376.50 by December 31, 1995, an increase of 53.86%. Between December 30, 1995 and May 31, 1996, the Index moved up and down within a narrow band of performance. In May of 1996, the upward trend became recognizable and continuous. The Index has generally trended upward since that start. Overall, the market index has increased 25.74% (from 382.99 to 481.96) between the end of May and December 20, 1996.

     The increase in the SNL Index in general has been parallel with the increases in other equity markets with some interim fluctuations caused by changes or anticipated changes in interest rates or other economic conditions. Another factor, however, is also notable. In other markets, increased prices are responding to improved profits, with price to earnings ratios increasing as earnings potentials are anticipated. The thrift market has also been influenced by higher price earnings ratios. In addition, the thrift IPO market has been affected by speculation that conveys the notion that the majority of the converting institutions will sooner or later become viable consolidation candidates and sell at some expanded multiple of book value. Moreover, the number of conversions has decreased in recent months and the basics of supply and demand are affecting the pricing of some of the recent issues, as professional investor and regional speculators chase fewer viable issues of thrift equities.

ARKANSAS ACQUISITIONS

     Table IV.2 provides information relative to acquisitions of financial institutions in Arkansas between January 1, 1995, and December 20, 1996. There were two thrift acquisitions and 17 bank acquisitions announced during that time frame. Currently, there are three publicly held thrifts in the State of Arkansas. There are 57 publicly held thrifts in the Southeast region of the country. Bank acquisitions in Arkansas since January 1, 1995, have averaged 174.93% of tangible book value and 15.00 times earnings. The median price has been 163.20% of tangible book value and 14.36 times earnings. Thrifts generally sell at lower price/book multiples than do banks. This data reflects the same, but the limited number of thrifts in the data base makes it dangerous to deduce that the price of thrifts are nearing the price of banks, especially when one of the recorded thrift purchases was the subject's purchase of its subsidiary. Thrifts in Arkansas (only two have sold during that period) have averaged 168.50% of tangible book value and 15.67 times earnings. Disparity between the price of thrifts and banks aside, there is ample data shown to conclude that speculators in thrift IPO stock have good reason to believe that, in the event of a sell out, there would be a generous profit to be made. Such knowledge and hope for profits have created a whole new level of professional investors (speculators) and that, in turn, has increased the demand for thrift IPO stocks.

FERGUSON & CO., LLP                                                  SECTION IV.




EFFECT OF INTEREST RATES ON THRIFT STOCK

     The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks and all other interest sensitive stocks. As the economy continues to drift, the fear of inflation can, and has to a degree been replaced by economic uncertainty. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented to vagaries of the economy and passed an opportunity to increase rates. In some minds, this was an attempt to stimulate what is currently perceived as a fragile and irresolute economy (political rhetoric aside). Recent gains in thrift stocks are mainly due to the rise in other equity markets, the effect of supply and demand, and fewer conversions. Should the merger and acquisition levels drop, if there were a sharp and sustained rise in the interest rates, or if other equity markets have an adjustment, the market in thrift equities could adjust downward.

     What is likely to happen in the short to intermediate term is that rates will float around current levels and trend upward. The yield curve will continue to normalize. A slowly increasing yield curve will do little for the financial services industry in general and thrifts specifically, but the normalization of the yield curve will mitigate to some degree its impact on earnings by allowing money managers to play the spread. Thrift net interest margins will narrow if the cost of funds starts to rise more quickly. Even with portfolios replete with adjustable rate loans and MBS's, a quickly rising rate environment can cause the cost of funds to rise faster than the adjustable assets can accommodate, and accordingly, spreads would narrow.

     As clearly illustrated Figure IV.1, the SNL Thrift Index has performed well over the last five years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that eventually rising interest rates will have a negative impact on earnings, but until that occurs, it is likely that the market will continue to rise.

     Figure IV.2 graphically displays the rate environment since June 14, 1996. In June and most of July 1996, the yield curve was normal, with between 200 basis points ("BP") and 150 BP's difference between the federal funds rate and the 30 year treasury. Since that time, the yield curve has become flatter, with a 125 BP spread between the federal funds rate and the 30 year treasury rate at December 20, 1996. Mortgage rates follow closely the long term government obligations, giving asset managers less opportunity to maintain their spreads with the flatter yield curve.

     Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

     Heartland Bank is vulnerable to interest rate risk. If current strategies to change the asset mix are completed in a timely manner, the changes in assets and the coming infusion of capital should improve, to some degree, the interest rate risk. But until then, the exposure is excessive.

     Table IV.3, which has information on recent conversions since June 6, 1996, shows that recent price appreciation has been as robust as it was in past periods. Table IV.3 provides information on 28 conversions completed since June 6, 1996. The average change in price since conversion is a gain of 35.16%, and the median change is a gain of 33.75%. All thrifts within that group have increased in value ranging from a low of 15.63% to a high of 62.5%. The average increase in value at one day, one week, and one month after conversion has been 12.99%, 13.86%,

FERGUSON & CO., LLP                                                  SECTION IV.





and 15.68%, respectively. The median increase in value at one day, one week, and one month after conversion has been 11.88%, 14.38%, and 12.50%, respectively. A notable change in pricing patterns is that it is taking longer for the stocks to increase in value. In the recent past, it was not uncommon for a stock to gain 75% to 80% of its total price increase in the first day or week. This is possibly due to the trend toward higher price to pro forma book values at closings. Since October 1, 1996, no stock has closed at a price to pro forma book value of less than 71.70%, with the highest closing at 77.0%.

     Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is sufficient information to review the price-to-book ratio. The average price-to-book ratio as of December 20, 1996, is 96.38%, and the median is 88.92%. That compares to the offering price to pro forma book, where the average was 69.52% and the median was 71.25%.

     We believe that a SLIGHT DOWNWARD ADJUSTMENT is required for the new issue discount.

ADJUSTMENTS CONCLUSION

                              ADJUSTMENTS SUMMARY

                                   NO CHANGE  UPWARD  DOWN
Financial Aspects                      X
Market Area                                     X
Management                             X
Dividends                              X
Liquidity                                              X
Thrift Equity Market Conditions                        X

VALUATION APPROACH

     Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

     Table III.3 presents Heartland Bank's pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Heartland Bank's earnings for the 12 months ended September 30, 1996, were approximately $282,000 negative, with net adjustments of $2,366,000 ($1,491,000 after tax) required to determine appraisal earnings of $1,209,000 (see Table IV.1). Management has indicated an intention, through its diversification of deposit and loan products, to exhibit the flexibility in operations needed to serve both the public and the institution. The Bank is well positioned to manage interest rate variations. The Bank projects moderate growth.

FERGUSON & CO., LLP                                                  SECTION IV.





     The comparative group traded at an average of 14.15 times earnings at December 20, 1996, and at 114.72% of book value. The comparative group traded at a median of 13.23 times earnings and a median of 112.55% of book value. At the midpoint of the valuation range, Heartland Bank is priced at 12.56 times earnings and 65.95% of book value. At the maximum end of the range, Heartland Bank is priced at 13.91 times earnings and 69.76% of book value. At the supermaximum, Heartland Bank is priced at 15.34 times earnings and 73.46% of book value.

     The midpoint valuation of $20,000,000 represents a discount of 42.51% from the average and a discount of 41.40% from the median of the comparative group on a price/book basis. The price/earnings ratio for Heartland Bank at the midpoint represents a discount of 11.24% from the comparative group's mean and 5.06% from the median price/earnings ratio.

     The maximum valuation of $23,000,000 represents a discount of 39.16% from the average and 37.99% from the median of the comparative group on a price/book basis. The price/earnings ratio for Heartland Bank at the maximum represents a discount of 1.70% from the average and a premium of 5.14% over the median of the comparative group.

     As shown in Table IV.3, conversions closing since June 1, 1996, have closed at an average price to book ratio of 69.52% and median of 71.25%. Heartland Bank's pro forma price to book ratio is 65.95% at the midpoint, 69.76% at the maximum, and 73.46% at the supermaximum of the range. At the midpoint, Heartland Bank is 0.03% above the average and 5.30% below the median. At the maximum of the range, Heartland Bank is 0.24% above the average and 1.49% below the median. At the supermaximum of the range, Heartland Bank's pro forma price to book ratio is 3.94% above the average and 2.21% above the median.

     Addressing the discounts between the pro forma book value of Heartland and the current price to book values of the comparative group, there are some notable factors. First, all of these calculations were made from book value, and in the case of Heartland Bank, there is some goodwill, and tangible book values would certainly reduce the discounts. Second, the majority of the comparative group are mature institutions that on average are much larger than the subject. Consequently, they have grown into their infrastructure changes, and being larger, non-interest expense is generally a smaller percentage when compared to total assets, and profitability is slightly better. Third, at a midpoint pro forma book value of 65.95%, the discount from the average pro forma book value closing ratio for all of the recent conversions is 5.14%. Should the issue close at the maximum, which is likely, then it would be closing at a premium to the average of recent conversion. Finally, it must be realized that there is some point beyond which most knowledgeable investors will not travel as it relates to thrift IPO stock. This valuation provides for a 15% increase between midpoint and maximum and an additional 15% to supermaximum, which would take the value higher than all but two of the most recent conversions.

VALUATION CONCLUSION

     We believe that as of December 20, 1996, the estimated pro forma market value of Heartland Bank was $20,000,000. The resulting valuation range was $17,000,000 at the minimum to $23,000,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $26,450,000, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in
Exhibit VII.

FERGUSON & CO., LLP                                                   SECTION IV

                       TABLE IV.2 - ARKANSAS BANK AND THRIFT SALES

                                                                                                  Buyer:             Seller:
                                                                                                 1:Total             1:Total
                                Bank/                                     Bank/                   Assets              Assets
Buyer                       ST  Thrift    Seller                      ST  Thrift                  ($000)              ($000)
First Security Bncp         AR  Bank      First Community Bank        AR  Bank                   466,584              83,499
Arkansas Banking Co         AR  Bank      Mercantile Bank             AR  Bank                   219,199              42,168
First United Bncshrs        AR  Bank      Carlisle Bancshares         AR  Bank                 1,336,020             100,794
Southeast AR Bank           AR  Bank      Wilmot State Bank           AR  Bank                    35,439              11,384
Chambers Bancshares         AR  Bank      ACME Holding Company        AR  Bank                   299,478              25,675
Lonoke Bancshares           AR  Bank      First State Bank            AR  Bank                    67,631              27,751
Citizens National           AR  Bank      Peoples Bancshrs            AR  Bank                   209,376              27,933
Boatmen's Bancshares        MO  Bank      Citizens Bancshares         AR  Bank                32,366,716             222,152
First Commercial Crp        AR  Bank      FDH Bancshares              AR  Bank                 4,347,541             386,724
Deposit Guaranty            MS  Bank      First Merchants Finl        AR  Bank                 5,153,250             282,447
First Commercial Crp        AR  Bank      West-Ark Bancshares         AR  Bank                 4,347,541             133,025
Simmons First Nat'l         AR  Bank      DSB Bancshares Inc          AR  Bank                   709,614              19,785
First TN Nat'l              TN  Bank      Financial Investment        AR  Bank                10,522,411             349,612
Union Planters Corp         TN  Bank      First Bncshrs NE AR         AR  Bank                10,015,069              64,827
Union Planters Corp         TN  Bank      First Bnshrs-East AR        AR  Bank                10,015,069              57,427
First Security Bncp         AR  Bank      Farmers Investment          AR  Bank                   311,446              73,845
Riverside Bancshares        AR  Bank      Sparkman Bancshares         AR  Bank                        NA               9,820
First Federal S&LA          AR  Thrift    Heritage Banc Holdng        AR  Thrift                 141,188              28,006
Mercantile Bancorp          MO  Bank      Security Bank Conway        AR  Thrift              13,075,489              95,245

Maximum                                                                                       32,366,716             386,724
Minimum                                                                                           35,439               9,820
Average                                                                                        5,202,170             107,480
Median                                                                                         1,022,817              64,827

BANKS ONLY
Maximum                                                                                       32,366,716             386,724
Minimum                                                                                           35,439               9,820
Average                                                                                        5,026,399             112,875
Median                                                                                         1,022,817              64,827

THRIFTS ONLY
Maximum                                                                                       13,075,489              95,245
Minimum                                                                                          141,188              28,006
Average                                                                                        6,608,339              61,626
Median                                                                                         6,608,339              61,626


Source: SNL Securities, Inc. and F&C Calculations.

FERGUSON & CO., LLP                                                   SECTION IV

                       TABLE IV.2 - ARKANSAS BANK AND THRIFT SALES

                                                                            Ann'd    Ann'd
                                                           Completed/        Deal     Deal
                                 Announce                  Terminated       Value    Pr/Bk
Seller                               Date Status                 Date        ($M)      (%)
First Community Bank             07/31/96 Pending                  NA          NA       NA
Mercantile Bank                  04/18/96 Completed          08/11/96         4.5   139.84
Carlisle Bancshares              04/01/96 Completed          08/30/96        13.0   185.00
Wilmot State Bank                02/20/96 Completed          07/01/96          NA       NA
ACME Holding Company             10/12/95 Terminated         09/01/96         2.3   105.94
First State Bank                 08/01/95 Completed          01/01/96         3.6   139.10
Peoples Bancshrs                 07/14/95 Completed          11/30/95         3.1   149.40
Citizens Bancshares              06/06/95 Completed          10/27/95        37.8   200.84
FDH Bancshares                   05/30/95 Completed          11/30/95        34.9   160.94
First Merchants Finl             05/17/95 Completed          08/31/95        38.6   243.07
West-Ark Bancshares              05/17/95 Completed          11/30/95        15.9   217.45
DSB Bancshares Inc               04/25/95 Completed          08/01/95         2.4   115.66
Financial Investment             02/21/95 Completed          10/01/95        70.0   163.20
First Bncshrs NE AR              02/02/95 Completed          01/02/96         9.2   141.26
First Bnshrs-East AR             02/02/95 Completed          01/02/96        10.5   160.43
Farmers Investment               01/23/95 Completed          05/09/95         8.9   206.67
Sparkman Bancshares              01/16/95 Completed          07/31/95         0.7   205.26
Heritage Banc Holdng             02/22/96 Completed          05/03/96         3.3   161.21
Security Bank Conway             07/07/95 Completed          02/09/96        14.0   175.79

                                                                             70.0   243.07
                                                                              0.7   105.94
                                                                             16.0   168.89
                                                                              9.2   161.21

                                                                             70.0   243.07
                                                                              0.7   105.94
                                                                             17.0   168.94
                                                                              9.2   160.94

                                                                             14.0   205.26
                                                                              3.3   161.21
                                                                              8.7   168.50
                                                                              8.7   168.50

Source: SNL Securities, Inc. and F&C calculations.

FERGUSON & CO., LLP                                                  SECTION IV

                 TABLE IV.2 - ARKANSAS BANK AND THRIFT SALES

                                           Ann'd         Ann'd      Final     Final       Final        Final
                                        Deal Pr/      Deal Pr/       Deal      Deal    Deal Pr/     Deal Pr/
                                           Tg Bk         4-Qtr      Value     Pr/Bk       Tg Bk        4-Qtr
Seller                                       (%)       EPS (x)       ($M)       (%)         (%)      EPS (x)
First Community Bank                          NA            NA         NA        NA          NA           NA
Mercantile Bank                           151.11         29.03        4.5    141.64      152.70        24.86
Carlisle Bancshares                       207.97         11.38       13.6    184.06      205.04        10.68
Wilmot State Bank                             NA            NA         NA        NA          NA           NA
ACME Holding Company                      105.94          8.26         NA        NA          NA           NA
First State Bank                          139.10         20.34        3.6    136.31      136.31        18.18
Peoples Bancshrs                          149.40          8.12        3.1    143.19      143.19         7.43
Citizens Bancshares                       203.29         18.48       42.3    214.60      217.11        22.88
FDH Bancshares                            201.43         13.29       40.4    163.09      196.29        16.52
First Merchants Finl                      243.07         23.42       41.6    240.96      240.96        26.50
West-Ark Bancshares                       230.10          9.14       20.6    262.96      276.66        12.23
DSB Bancshares Inc                        115.66          7.84        2.4    106.90      106.90         8.00
Financial Investment                      163.20         14.36       71.2    157.34      157.34        15.64
First Bncshrs NE AR                       141.26         16.79        9.2    137.77      137.77        28.57
First Bnshrs-East AR                      160.43         24.76       10.7    151.32      151.32        21.53
Farmers Investment                        206.67         11.31        8.5    189.79      189.79        11.06
Sparkman Bancshares                       205.26          8.43        0.7    192.97      192.97         8.93
Heritage Banc Holdng                      161.21         15.63        3.3    161.21      161.21        15.63
Security Bank Conway                      175.79         15.70       14.8    169.65      169.65        14.29

                                          243.07         29.03       71.2    262.96      276.66        28.57
                                          105.94          7.84        0.7    106.90      106.90         7.43
                                          174.17         15.08       18.2    172.11      177.20        16.43
                                          163.20         14.36       10.0    162.15      165.43        15.64

                                          243.07         29.03      71.20    262.96      276.66        28.57
                                          105.94          7.84       0.70    106.90      106.90         7.43
                                          174.93         15.00      19.46    173.06      178.88        16.64
                                          163.20         13.29       9.95    160.22      173.57        16.08

                                          205.26         15.70       4.80    192.97      192.97        15.63
                                          161.21         15.63       3.30    161.21      161.21        14.29
                                          168.50         15.67       9.05    165.43      165.43        14.96
                                          168.50         15.67       9.05    165.43      165.43        14.96

Source: SNL Securities, Inc. and F&C calculations.

FERGUSON & CO., LLP                                                   SECTION IV

              TABLE IV.3 - RECENT CONVERSIONS SINCE JUNE 1, 1996




                                                                                                                 Price/    Price/
                                                                           Conversion      Gross   Offering   Pro-Forma Pro-Forma
                                                                              Assets    Proceeds      Price  Book Value  Earnings
Ticker        Short Name                         State     IPO Date           ($000)      ($000)        ($)         (%)       (x)
LXMO          Lexington B&L Financial Corp.        MO      06/06/96           49,981      12,650     10.000     71.10      20.80
WWFC          Westwood Financial Corporation       NJ      06/07/96               NA          NA         NA        NA         NA
CNSB          CNS Bancorp, Inc.                    MO      06/12/96           85,390      16,531     10.000     71.30      24.40
CMSB          Commonwealth Bancorp, Inc.           PA      06/17/96               NA          NA         NA        NA         NA
DIME          Dime Community Bancorp, Inc.         NY      06/26/96          665,187     145,475     10.000     71.10      15.50
MECH          Mechanics Savings Bank               CT      06/26/96          662,482      52,900     10.000     72.00         NA
PRBC          Prestige Bancorp, Inc.               PA      06/27/96           91,841       9,630     10.000     63.50      28.80
WYNE          Wayne Bancorp, Inc.                  NJ      06/27/96          207,997      22,314     10.000     62.10      18.90
PROV          Provident Financial Holdings         CA      06/28/96          570,691      51,252     10.000     62.40      19.90
EGLB          Eagle BancGroup, Inc.                IL      07/01/96          150,974      13,027     10.000     58.40     100.10
FLKY          First Lancaster Bancshares           KY      07/01/96           35,361       9,588     10.000     74.70      18.50
HWEN          Home Financial Bancorp               IN      07/02/96           33,462       5,059     10.000     68.00      11.40
OCFC          Ocean Financial Corp.                NJ      07/03/96        1,036,445     167,762     20.000     71.20      13.40
MBSP          Mitchell Bancorp, Inc.               NC      07/12/96           28,222       9,799     10.000     70.00         NA
PWBK          Pennwood Savings Bank                PA      07/15/96           41,592       6,101     10.000     67.50      14.50
ANA           Acadiana Bancshares, Inc.            LA      07/16/96          225,248      32,775     12.000     71.90         NA
PFED          Park Bancorp, Inc.                   IL      08/12/96          158,939      27,014     10.000     66.70      26.20
PFFC          Peoples Financial Corp.              OH      09/13/96           78,078      14,910     10.000     64.30      28.60
HBEI          Home Bancorp of Elgin, Inc.          IL      09/27/96          304,520      70,093     10.000     72.60      24.90
CBES          CBES Bancorp, Inc.                   MO      09/30/96           86,168      10,250     10.000     61.10      13.20
WEHO          Westwood Homestead Fin. Corp.        OH      09/30/96           96,638      28,434     10.000     73.80         NA
AFED          AFSALA Bancorp, Inc.                 NY      10/01/96          133,046      14,548     10.000     71.70      13.70
SSFC          South Street Financial Corp.         NC      10/03/96          166,978      44,965     10.000     76.30      26.10
CNBA          Chester Bancorp, Inc.                IL      10/08/96          134,781      21,821     10.000     72.10      18.80
FTNB          Fulton Bancorp, Inc.                 MO      10/18/96           85,496      17,193     10.000     72.50      14.60
DCBI          Delphos Citizens Bancorp, Inc.       OH      11/21/96           88,022      20,387     10.000     72.20      14.60
CFNC          Carolina Fincorp, Inc.               NC      11/25/96           94,110      18,515     10.000     77.00      17.20
PSFI          PS Financial, Inc.                   IL      11/27/96           53,520      21,821     10.000     71.90      17.20

Maximum                                                                    1,036,445     167,762     20.000     77.00     100.10
Minimum                                                                       28,222       5,059     10.000     58.40      11.40
Average                                                                      206,353      33,262     10.462     69.52      22.79
Median                                                                        95,374      19,451     10.000     71.25      18.65

Source: SNL Securities Inc., and F&C calculations.

FERGUSON & CO., LLP                                                   Section IV

              Table IV.3 - Recent Conversions Since June 1, 1996



                                                                                % Increase                % Increase
                  Price/    Current      Current    Current       Price One         One       Price One       One         Price One
                Adjusted      Stock       Price/  Price/Tang      Day After      Day After   Week After   Week After     Month After
                  Assets      Price   Book Value  Book Value     Conversion     Conversion   Conversion   Conversion     Conversion
Ticker               (%)        ($)          (%)      (%)            ($)            (%)          ($)          (%)             ($)
LXMO               20.20      13.00        87.78        87.78            9.500        (5.00)       9.750        (2.50)       10.125
WWFC                  NA      16.50       111.79       127.51           10.750           NA       10.375           NA        10.625
CNSB               16.20      15.50       106.16       106.16           11.000        10.00       11.625        16.25        11.500
CMSB                  NA      14.88       117.40       152.88           10.500           NA       10.750           NA        10.000
DIME               17.90      14.75        99.73       114.70           11.687        16.87       12.000        20.00        11.875
MECH                7.40      15.75       116.84       116.84           11.500        15.00       11.500        15.00        11.250
PRBC                9.50      13.13        83.23        83.23           10.375         3.75       10.250         2.50         9.750
WYNE                9.70      14.50        90.06        90.06           11.125        11.25       11.375        13.75        11.250
PROV                8.20      13.88        83.74        83.74           10.970         9.70       10.810         8.10        10.125
EGLB                7.90      13.81        82.42        82.42           11.250        12.50       11.250        12.50        11.125
FLKY               21.30      14.63       103.87       103.87           13.500        35.00       13.375        33.75        13.750
HWEN               13.10      13.00        84.91        84.91           10.250         2.50        9.875        (1.25)       10.500
OCFC               13.90      25.50        93.65        93.65           21.250         6.25       20.125         0.63        21.000
MBSP               25.80      14.25        94.87        94.87               NA           NA       10.625         6.25        11.000
PWBK               12.80      12.75        84.05        84.05            9.500        (5.00)       9.125        (8.75)        9.625
ANA                12.70      14.75        86.61        86.61           12.000            -       11.750        (2.08)       12.375
PFED               14.50      12.25        79.65        79.65           10.250         2.50       10.438         4.38        10.500
PFFC               16.00      13.25           NA           NA           10.875         8.75       11.500        15.00        12.750
HBEI               18.70      13.00        92.07        92.07           11.813        18.13       12.500        25.00        12.625
CBES               10.60      13.75        83.03        83.03           12.625        26.25       13.438        34.38        13.250
WEHO               22.70      12.00        79.47        79.47           10.750         7.50       10.625         6.25        10.500
AFED                9.90      11.56           NA           NA           11.375        13.75       11.313        13.13        11.563
SSFC               21.20      14.13           NA           NA               NA           NA       12.500        25.00        12.375
CNBA               13.90      13.75           NA           NA           12.938        29.38       12.625        26.25        12.625
FTNB               16.70      16.25           NA           NA           12.500        25.00       12.875        28.75        14.750
DCBI               18.80      12.06           NA           NA           12.125        21.25       12.125        21.25        12.063
CFNC               16.40      13.50           NA           NA           13.000        30.00       13.000        30.00        13.500
PSFI               29.00      11.94           NA           NA           11.641        16.41       11.688        16.88            NA

                                                                                  ----------                ----------
Maximum            29.00      25.50       117.40       152.88            21.25        35.00        20.13        34.38         21.00
Minimum             7.40      11.56        79.47        79.47             9.50        (5.00)        9.13        (8.75)         9.63
Average            15.58      14.21        93.07        96.38            11.73        12.99        11.76        13.86         11.94
Median             15.25      13.78        88.92        88.92            11.31        11.88        11.50        14.38         11.50
                                                                                  ----------                ----------

Source: SNL Securities Inc., and F&C calculations.

FERGUSON & CO., LLP                                                   Section IV

              Table IV.3 - Recent Conversions Since June 1, 1996




              % Increase     % Increase
                   One         Since
              Month After    Conversion
               Conversion
Ticker             (%)           (%)
LXMO                  1.25       30.00
WWFC                    NA          NA
CNSB                 15.00       55.00
CMSB                    NA          NA
DIME                 18.75       47.50
MECH                 12.50       57.50
PRBC                 (2.50)      31.25
WYNE                 12.50       45.00
PROV                  1.25       38.75
EGLB                 11.25       38.13
FLKY                 37.50       46.25
HWEN                  5.00       30.00
OCFC                  5.00       27.50
MBSP                 10.00       42.50
PWBK                 (3.75)      27.50
ANA                   3.13       22.92
PFED                  5.00       22.50
PFFC                 27.50       32.50
HBEI                 26.25       30.00
CBES                 32.50       37.50
WEHO                  5.00       20.00
AFED                 15.63       15.63
SSFC                 23.75       41.25
CNBA                 26.25       37.50
FTNB                 47.50       62.50
DCBI                 20.63       20.63
CFNC                 35.00       35.00
PSFI                    NA       19.38

              -------------------------
Maximum              47.50       62.50
Minimum              (3.75)      15.63
Average              15.68       35.16
Median               12.50       33.75
              -------------------------



Source: SNL Securities Inc., and F&C calculations.

FERGUSON & CO., LLP             EXHIBIT IV.4                          SECTION IV
                        COMPARISON OF PRICING RATIOS

                                                       Group            Percent Premium
                                                    Compared to        (Discount) Versus
                                   Investors     ----------------      ------------------
                                    Federal      Average     Median    Average     Median
                                   ---------     -------     ------    -------     ------
COMPARISON OF PE RATIO AT
  MIDPOINT TO:
-----------------------------
Comparative group                      12.56       14.15      13.23     (11.24)    (5.06)
Arkansas Thrifts                       12.56       10.30      10.30      21.94     21.94
Southeast Region thrifts               12.56       19.69      15.60     (36.21)   (19.49)
All public thrifts                     12.56       14.76      14.17     (14.91)   (11.36)

COMPARISON OF PE RATIO AT
  MAXIMUM TO:
-----------------------------
Comparative group                      13.91       14.15      13.23      (1.70)     5.14
Arkansas Thrifts                       13.91       10.30      10.30      35.05     35.05
Southeast Region thrifts               13.91       19.69      15.60     (29.36)   (10.83)
All public thrifts                     13.91       14.76      14.17      (5.76)    (1.83)

COMPARISON OF PE RATIO AT
  SUPERMAXIMUM TO:
-----------------------------
Comparative group                      15.34       14.15      13.23       8.41     15.95
Arkansas Thrifts                       15.34       10.30      10.30      48.93     48.93
Southeast Region thrifts               15.34       19.69      15.60     (22.09)    (1.67)
All public thrifts                     15.34       14.76      14.17       3.93      8.26

COMPARISON OF PB RATIO AT
  MIDPOINT TO:
-----------------------------
Comparative group                      65.95      114.72     112.55     (42.51)   (41.40)
Arkansas Thrifts                       65.95      109.88     108.77     (39.98)   (39.37)
Southeast Region thrifts               65.95      133.21     119.82     (50.49)   (44.96)
All public thrifts                     65.95      126.68     119.94     (47.94)   (45.01)

COMPARISON OF PB RATIO AT
  MAXIMUM TO:
-----------------------------
Comparative group                      69.79      114.72     112.55     (39.16)   (37.99)
Arkansas Thrifts                       69.79      109.88     108.77     (36.49)   (35.84)
Southeast Region thrifts               69.79      133.21     119.82     (47.61)   (41.75)
All public thrifts                     69.79      126.68     119.94     (44.91)   (41.81)

COMPARISON OF PB RATIO AT
  SUPERMAXIMUM TO:
-----------------------------
Comparative group                      73.46      114.72     112.55     (35.97)   (34.73)
Arkansas Thrifts                       73.46      109.88     108.77     (33.15)   (32.46)
Southeast Region thrifts               73.46      133.21     119.82     (44.85)   (38.69)
All public thrifts                     73.46      126.68     119.94     (42.01)   (38.75)


Source: SNL & F&C calculations        14

FERGUSON & CO., LLP.

   SNL Index
   ---------
   Date   Index
================
 1/31/94  258.47
 2/28/94  249.53
 3/31/94  241.57
 4/29/94  248.31
 5/31/94  263.34
 6/30/94  269.58
 7/29/94  276.69
 8/31/94  287.18
 9/30/94  279.69
10/31/94  236.12
11/30/94  245.84
12/30/94  244.73
 1/31/95  256.10
 2/28/95  277.00
 3/31/95  278.40
 4/28/95  295.44
 5/31/95  307.60
 6/23/95  313.95
 7/31/95  328.20
 8/31/95  355.50
 9/29/95  362.29
10/31/95  354.05
11/30/95  370.17
12/29/95  376.51
 1/31/95  370.69
 2/29/96  373.64
 3/29/96  382.13
 4/30/96  377.24
 5/31/96  382.99
 6/28/96  387.18
 7/30/96  388.38
 8/30/96  408.34
 9/13/96  416.01
 9/20/96  419.50
 9/30/96  429.28
10/30/96  456.70
11/15/96  468.06
11/29/96  485.83
12/13/96  473.64
12/20/96  481.56

[CHART]

                            PERCENT CHANGE SINCE
================================================================================
           SNL                Prev.
 Date      Index              Date            12/31/94           9/20/96
--------------------------------------------------------------------------------
 12/31/94  244.70
  3/31/95  278.40             13.77%            13.77%
  6/30/95  313.50             12.61%            28.12%
  9/30/95  362.30             15.57%            48.06%
 10/31/95  354.10             -2.26%            44.71%
 11/30/95  370.20              4.55%            51.29%
 12/31/95  376.50              1.70%            53.86%
  1/12/96  372.40             -1.09%            52.19%
  1/31/96  370.70             -0.46%            51.49%
  2/29/96  373.60              0.78%            52.68%
  3/29/96  382.10              2.28%            56.15%
  4/30/96  377.20             -1.28%            54.15%
  5/31/96  382.99              1.53%            56.51%
  6/28/96  387.18              1.09%            58.23%
  7/30/96  371.62             -4.02%            51.87%
  8/30/96  408.34              9.88%            66.87%
  9/20/96  419.50              2.73%            71.43%
  9/30/96  429.28              2.33%            75.43%             2.33%
 10/30/96  456.70              6.39%            86.64%             8.87%
 11/29/96  485.83              6.38%            98.54%            15.81%
 12/13/96  473.64             -2.51%            93.56%            12.91%
 12/20/96  481.56              1.67%            96.80%            14.79%
================================================================================


                           FIGURE IV.1 - SNL INDEX

Source: SNL Securities, Inc., and F&C calculations.                   Section IV

FERGUSON & CO., LLP


             RATES FROM JUNE 14, 1996 THROUGH DECEMBER 20, 1996


                                           1 Year            5 Year             10 Year       30 Year
                    Fed Fds (*)            T-bill            Treas.              Treas.        Treas.
 6/14/96                   5.24              5.84              6.77                6.99          7.23
 6/28/96                   5.21              5.79              6.63                6.86          7.08
 7/15/96                   5.26              5.93              6.77                7.00          7.20
 7/26/96                   5.25              5.53              6.62                6.85          7.05
 8/16/96                   5.10              5.59              6.30                6.55          6.79
 8/23/96                   5.18              5.63              6.50                6.63          6.87
 8/30/96                   5.21              5.80              6.60                6.84          7.07
  9/6/96                   5.39              5.94              6.73                6.95          7.17
 9/13/96                   5.16              5.90              6.69                6.93          7.16
 9/27/96                   5.34              5.75              6.53                6.77          6.96
10/17/96                   5.25              5.56              6.28                6.55          6.86
10/25/96                   5.22              5.52              6.25                6.53          6.81
11/18/96                   5.21              5.39              5.96                6.19          6.46
11/29/96                   5.30              5.41              5.90                6.12          6.41
12/13/96                   5.22              5.45              6.03                6.27          6.53
12/20/96                   5.38              5.51              6.15                6.40          6.63

(*) Seven-day average for week ending two days earlier than date shown.



              RATE GRAPH JUNE 14, 1996 THROUGH DECEMBER 20, 1996

[CHART]


                             CURRENT YIELD CURVE

                                          1 YEAR            5 YEAR            10 YEAR          30 YEAR
                   FED FDS                T-BILL            TREAS.             TREAS.           TREAS.
12/20/96            5.38                   5.51              6.15               6.40            6.63

[CHART]

                        FIGURE IV.2 - RATE ENVIRONMENT


Source: Federal Reserve Bank of St. Louis, Missouri                   Section IV

                                  EXHIBIT II

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


                                                                                         Deposit
Ticker      Short Name                            City               State   Region    (BIF/SAIF)     Exchange    IPO Date
                                                                                        Insurance
                                                                                         Agency

AADV        Advantage Bancorp, Inc.               Kenosha              WI      MW         SAIF        NASDAQ       03/23/92
ABBK        Abington Savings Bank                 Abington             MA      NE         BIF         NASDAQ       06/10/86
ABCW        Anchor BanCorp Wisconsin              Madison              WI      MW         SAIF        NASDAQ       07/16/92
AFFFZ       America First Financial Fund          San Francisco        CA      WE         SAIF        NASDAQ         NA
AHM         Ahmanson & Company (H.F.)             Irwindale            CA      WE         SAIF        NYSE         10/25/72
ALBK        ALBANK Financial Corporation          Albany               NY      MA         SAIF        NASDAQ       04/01/92
AMFB        American Federal Bank, FSB            Greenville           SC      SE         SAIF        NASDAQ       01/19/89
ANBK        American National Bancorp             Baltimore            MD      MA         SAIF        NASDAQ       10/31/95
ANDB        Andover Bancorp, Inc.                 Andover              MA      NE         BIF         NASDAQ       05/08/86
ASBI        Ameriana Bancorp                      New Castle           IN      MW         SAIF        NASDAQ       03/02/87
ASFC        Astoria Financial Corporation         Lake Success         NY      MA         SAIF        NASDAQ       11/18/93
BANC        BankAtlantic Bancorp, Inc.            Fort Lauderdale      FL      SE         SAIF        NASDAQ       11/29/83
BDJI        First Federal Bancorporation          Bemidji              MN      MW         SAIF        NASDAQ       04/04/95
BFSB        Bedford Bancshares, Inc.              Bedford              VA      SE         SAIF        NASDAQ       08/22/94
BKC         American Bank of Connecticut          Waterbury            CT      NE         BIF         AMSE         12/01/81
BKCO        Bankers Corp.                         Perth Amboy          NJ      MA         BIF         NASDAQ       03/16/90
BKCT        Bancorp Connecticut, Inc.             Southington          CT      NE         BIF         NASDAQ       07/03/86
BKUNA       BankUnited Financial Corp.            Coral Gables         FL      SE         SAIF        NASDAQ       12/11/85
BSBC        Branford Savings Bank                 Branford             CT      NE         BIF         NASDAQ       11/04/86
BVFS        Bay View Capital Corp.                San Mateo            CA      WE         SAIF        NASDAQ       05/09/86
CAFI        Camco Financial Corp.                 Cambridge            OH      MW         SAIF        NASDAQ         NA
CAPS        Capital Savings Bancorp, Inc.         Jefferson City       MO      MW         SAIF        NASDAQ       12/29/93
CARV        Carver Bancorp, Inc.                  New York             NY      MA         SAIF        NASDAQ       10/25/94
CASB        Cascade Financial Corp.               Everett              WA      WE         SAIF        NASDAQ       09/16/92
CASH        First Midwest Financial, Inc.         Storm Lake           IA      MW         SAIF        NASDAQ       09/20/93
CBCI        Calumet Bancorp, Inc.                 Dolton               IL      MW         SAIF        NASDAQ       02/20/92
CBCO        CB Bancorp, Inc.                      Michigan City        IN      MW         SAIF        NASDAQ       12/28/92
CBIN        Community Bank Shares                 New Albany           IN      MW         SAIF        NASDAQ       04/10/95
CBNH        Community Bankshares, Inc.            Concord              NH      NE         BIF         NASDAQ       05/08/86
CBSA        Coastal Bancorp, Inc.                 Houston              TX      SW         SAIF        NASDAQ         NA
CEBK        Central Co-operative Bank             Somerville           MA      NE         BIF         NASDAQ       10/24/86
CENF        CENFED Financial Corp.                Pasadena             CA      WE         SAIF        NASDAQ       10/25/91
CFB         Commercial Federal Corporation        Omaha                NE      MW         SAIF        NYSE         12/31/84
CFCP        Coastal Financial Corp.               Myrtle Beach         SC      SE         SAIF        NASDAQ       09/26/90
CFFC        Community Financial Corp.             Staunton             VA      SE         SAIF        NASDAQ       03/30/88
CFSB        CFSB Bancorp, Inc.                    Lansing              MI      MW         SAIF        NASDAQ       06/22/90
CFX         CFX Corporation                       Keene                NH      NE         BIF         AMSE         02/12/87
CIBI        Community Investors Bancorp           Bucyrus              OH      MW         SAIF        NASDAQ       02/07/95
CKFB        CKF Bancorp, Inc.                     Danville             KY      MW         SAIF        NASDAQ       01/04/95
CMRN        Cameron Financial Corp                Cameron              MO      MW         SAIF        NASDAQ       04/03/95
CNIT        CENIT Bancorp, Inc.                   Norfolk              VA      SE         SAIF        NASDAQ       08/06/92
CNSK        Covenant Bank for Savings             Haddonfield          NJ      MA         BIF         NASDAQ         NA
COFD        Collective Bancorp, Inc.              Egg Harbor City      NJ      MA         SAIF        NASDAQ       02/07/84
COFI        Charter One Financial                 Cleveland            OH      MW         SAIF        NASDAQ       01/22/88
CSA         Coast Savings Financial               Los Angeles          CA      WE         SAIF        NYSE         12/23/85
CTBK        Center Banks Incorporated             Skaneateles          NY      MA         BIF         NASDAQ       06/02/86
CTZN        CitFed Bancorp, Inc.                  Dayton               OH      MW         SAIF        NASDAQ       01/23/92
CVAL        Chester Valley Bancorp Inc.           Downingtown          PA      MA         SAIF        NASDAQ       03/27/87
CZF         CitiSave Financial Corp               Baton Rouge          LA      SW         SAIF        AMSE         07/14/95
DIBK        Dime Financial Corp.                  Wallingford          CT      NE         BIF         NASDAQ       07/09/86
DME         Dime Bancorp, Inc.                    New York             NY      MA         BIF         NYSE         08/19/86
DNFC        D & N Financial Corp.                 Hancock              MI      MW         SAIF        NASDAQ       02/13/85
DSL         Downey Financial Corp.                Newport Beach        CA      WE         SAIF        NYSE         01/01/71
EBSI        Eagle Bancshares                      Tucker               GA      SE         SAIF        NASDAQ       04/01/86
EFBI        Enterprise Federal Bancorp            West Chester         OH      MW         SAIF        NASDAQ       10/17/94
EGFC        Eagle Financial Corp.                 Bristol              CT      NE         SAIF        NASDAQ       02/03/87
EIRE        Emerald Isle Bancorp, Inc.            Quincy               MA      NE         BIF         NASDAQ       09/08/86
EQSB        Equitable Federal Savings Bank        Wheaton              MD      MA         SAIF        NASDAQ       09/10/93




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


                                                                                         Deposit
Ticker      Short Name                            City               State   Region    (BIF/SAIF)     Exchange    IPO Date
                                                                                        Insurance
                                                                                         Agency

AADV        Advantage Bancorp, Inc.               Kenosha              WI      MW         SAIF        NASDAQ       03/23/92
ETFS        East Texas Financial Services         Tyler                TX      SW         SAIF        NASDAQ       01/10/95
FBBC        First Bell Bancorp, Inc.              Pittsburgh           PA      MA         SAIF        NASDAQ       06/29/95
FBCI        Fidelity Bancorp, Inc.                Chicago              IL      MW         SAIF        NASDAQ       12/15/93
FBHC        Fort Bend Holding Corp.               Rosenberg            TX      SW         SAIF        NASDAQ       06/30/93
FBSI        First Bancshares, Inc.                Mountain Grove       MO      MW         SAIF        NASDAQ       12/22/93
FCIT        First Citizens Financial Corp.        Gaithersburg         MD      MA         SAIF        NASDAQ       12/17/86
FCME        First Coastal Corporation             Westbrook            ME      NE         BIF         NASDAQ         NA
FED         FirstFed Financial Corp.              Santa Monica         CA      WE         SAIF        NYSE         12/16/83
FESX        First Essex Bancorp, Inc.             Andover              MA      NE         BIF         NASDAQ       08/04/87
FFBI        First Financial Bancorp, Inc.         Belvidere            IL      MW         SAIF        NASDAQ       10/04/93
FFBS        FFBS BanCorp, Inc.                    Columbus             MS      SE         SAIF        NASDAQ       07/01/93
FFBZ        First Federal Bancorp, Inc.           Zanesville           OH      MW         SAIF        NASDAQ       07/13/92
FFCH        First Financial Holdings Inc.         Charleston           SC      SE         SAIF        NASDAQ       11/10/83
FFES        First Federal of East Hartford        East Hartford        CT      NE         SAIF        NASDAQ       06/23/87
FFFC        FFVA Financial Corp.                  Lynchburg            VA      SE         SAIF        NASDAQ       10/12/94
FFFG        F.F.O. Financial Group, Inc.          St. Cloud            FL      SE         SAIF        NASDAQ       10/13/88
FFHC        First Financial Corp.                 Stevens Point        WI      MW         SAIF        NASDAQ       12/24/80
FFHH        FSF Financial Corp.                   Hutchinson           MN      MW         SAIF        NASDAQ       10/07/94
FFHS        First Franklin Corporation            Cincinnati           OH      MW         SAIF        NASDAQ       01/26/88
FFKY        First Federal Financial Corp.         Elizabethtown        KY      MW         SAIF        NASDAQ       07/15/87
FFLC        FFLC Bancorp, Inc.                    Leesburg             FL      SE         SAIF        NASDAQ       01/04/94
FFSL        First Independence Corp.              Independence         KS      MW         SAIF        NASDAQ       10/08/93
FFSW        FirstFederal Financial Svcs           Wooster              OH      MW         SAIF        NASDAQ       03/31/87
FFWC        FFW Corp.                             Wabash               IN      MW         SAIF        NASDAQ       04/05/93
FFWD        Wood Bancorp, Inc.                    Bowling Green        OH      MW         SAIF        NASDAQ       08/31/93
FFYF        FFY Financial Corp.                   Youngstown           OH      MW         SAIF        NASDAQ       06/28/93
FGHC        First Georgia Holding, Inc.           Brunswick            GA      SE         SAIF        NASDAQ       02/11/87
FIBC        Financial Bancorp, Inc.               Long Island City     NY      MA         SAIF        NASDAQ       08/17/94
FISB        First Indiana Corporation             Indianapolis         IN      MW         SAIF        NASDAQ       08/02/83
FKFS        First Keystone Financial              Media                PA      MA         SAIF        NASDAQ       01/26/95
FKKY        Frankfort First Bancorp, Inc.         Frankfort            KY      MW         SAIF        NASDAQ       07/10/95
FLFC        First Liberty Financial Corp.         Macon                GA      SE         SAIF        NASDAQ       12/06/83
FMCO        FMS Financial Corporation             Burlington           NJ      MA         SAIF        NASDAQ       12/14/88
FMSB        First Mutual Savings Bank             Bellevue             WA      WE         BIF         NASDAQ       12/17/85
FNGB        First Northern Capital Corp.          Green Bay            WI      MW         SAIF        NASDAQ       12/29/83
FOBC        Fed One Bancorp                       Wheeling             WV      SE         SAIF        NASDAQ       01/19/95
FRC         First Republic Bancorp                San Francisco        CA      WE         BIF         NYSE           NA
FSBI        Fidelity Bancorp, Inc.                Pittsburgh           PA      MA         SAIF        NASDAQ       06/24/88
FSFC        First Southeast Financial Corp        Anderson             SC      SE         SAIF        NASDAQ       10/08/93
FSPG        First Home Bancorp, Inc.              Pennsville           NJ      MA         SAIF        NASDAQ       04/20/87
FTF         Texarkana First Financial Corp        Texarkana            AR      SE         SAIF        AMSE         07/07/95
FTFC        First Federal Capital Corp.           La Crosse            WI      MW         SAIF        NASDAQ       11/02/89
FTSB        Fort Thomas Financial Corp.           Fort Thomas          KY      MW         SAIF        NASDAQ       06/28/95
GBCI        Glacier Bancorp, Inc.                 Kalispell            MT      WE         SAIF        NASDAQ       03/30/84
GDW         Golden West Financial                 Oakland              CA      WE         SAIF        NYSE         05/29/59
GFCO        Glenway Financial Corp.               Cincinnati           OH      MW         SAIF        NASDAQ       11/30/90
GFSB        GFS Bancorp, Inc.                     Grinnell             IA      MW         SAIF        NASDAQ       01/06/94
GLBK        Glendale Co-Operative Bank            Everett              MA      NE         BIF         NASDAQ       01/10/94
GLN         Glendale Federal Bank, FSB            Glendale             CA      WE         SAIF        NYSE         10/01/83
GPT         GreenPoint Financial Corp.            Flushing             NY      MA         BIF         NYSE         01/28/94
GRTR        Greater New York Savings Bank         New York             NY      MA         BIF         NASDAQ       06/17/87
GSBC        Great Southern Bancorp, Inc.          Springfield          MO      MW         SAIF        NASDAQ       12/14/89
GSLC        Guaranty Financial Corp.              Charlottesville      VA      SE         SAIF        NASDAQ         NA
GTFN        Great Financial Corporation           Louisville           KY      MW         SAIF        NASDAQ       03/31/94
GUPB        GFSB Bancorp, Inc.                    Gallup               NM      SW         SAIF        NASDAQ       06/30/95
GWF         Great Western Financial               Chatsworth           CA      WE         SAIF        NYSE           NA
HALL        Hallmark Capital Corp.                West Allis           WI      MW         SAIF        NASDAQ       01/03/94




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


                                                                                         Deposit
Ticker      Short Name                            City               State   Region    (BIF/SAIF)     Exchange    IPO Date
                                                                                        Insurance
                                                                                         Agency

AADV        Advantage Bancorp, Inc.               Kenosha              WI      MW         SAIF        NASDAQ       03/23/92
HARL        Harleysville Savings Bank             Harleysville         PA      MA         SAIF        NASDAQ       08/04/87
HAVN        Haven Bancorp, Inc.                   Woodhaven            NY      MA         SAIF        NASDAQ       09/23/93
HBFW        Home Bancorp                          Fort Wayne           IN      MW         SAIF        NASDAQ       03/30/95
HBS         Haywood Bancshares, Inc.              Waynesville          NC      SE         BIF         AMSE         12/18/87
HFFC        HF Financial Corp.                    Sioux Falls          SD      MW         SAIF        NASDAQ       04/08/92
HFGI        Harrington Financial Group            Richmond             IN      MW         SAIF        NASDAQ         NA
HFSA        Hardin Bancorp, Inc.                  Hardin               MO      MW         SAIF        NASDAQ       09/29/95
HHFC        Harvest Home Financial Corp.          Cheviot              OH      MW         SAIF        NASDAQ       10/10/94
HIFS        Hingham Instit. for Savings           Hingham              MA      NE         BIF         NASDAQ       12/20/88
HMCI        HomeCorp, Inc.                        Rockford             IL      MW         SAIF        NASDAQ       06/22/90
HMNF        HMN Financial, Inc.                   Spring Valley        MN      MW         SAIF        NASDAQ       06/30/94
HOMF        Home Federal Bancorp                  Seymour              IN      MW         SAIF        NASDAQ       01/23/88
HPBC        Home Port Bancorp, Inc.               Nantucket            MA      NE         BIF         NASDAQ       08/25/88
HRBF        Harbor Federal Bancorp, Inc.          Baltimore            MD      MA         SAIF        NASDAQ       08/12/94
HRZB        Horizon Financial Corp.               Bellingham           WA      WE         BIF         NASDAQ       08/01/86
HTHR        Hawthorne Financial Corp.             El Segundo           CA      WE         SAIF        NASDAQ         NA
HVFD        Haverfield Corporation                Cleveland            OH      MW         SAIF        NASDAQ       03/19/85
IBSF        IBS Financial Corp.                   Cherry Hill          NJ      MA         SAIF        NASDAQ       10/13/94
IFSB        Independence Federal Savings          Washington           DC      MA         SAIF        NASDAQ       06/06/85
INBI        Industrial Bancorp                    Bellevue             OH      MW         SAIF        NASDAQ       08/01/95
IPSW        Ipswich Savings Bank                  Ipswich              MA      NE         BIF         NASDAQ       05/26/93
IROQ        Iroquois Bancorp, Inc.                Auburn               NY      MA         BIF         NASDAQ       01/22/86
ISBF        ISB Financial Corporation             New Iberia           LA      SW         SAIF        NASDAQ       04/07/95
IWBK        InterWest Bancorp, Inc.               Oak Harbor           WA      WE         SAIF        NASDAQ         NA
JSBA        Jefferson Savings Bancorp             Ballwin              MO      MW         SAIF        NASDAQ       04/08/93
JSBF        JSB Financial, Inc.                   Lynbrook             NY      MA         BIF         NASDAQ       06/27/90
KNK         Kankakee Bancorp, Inc.                Kankakee             IL      MW         SAIF        AMSE         01/06/93
KSAV        KS Bancorp, Inc.                      Kenly                NC      SE         SAIF        NASDAQ       12/30/93
KSBK        KSB Bancorp, Inc.                     Kingfield            ME      NE         BIF         NASDAQ       06/24/93
KYF         Kentucky First Bancorp, Inc.          Cynthiana            KY      MW         SAIF        AMSE         08/29/95
LARK        Landmark Bancshares, Inc.             Dodge City           KS      MW         SAIF        NASDAQ       03/28/94
LARL        Laurel Capital Group, Inc.            Allison Park         PA      MA         SAIF        NASDAQ       02/20/87
LIFB        Life Bancorp, Inc.                    Norfolk              VA      SE         SAIF        NASDAQ       10/11/94
LISB        Long Island Bancorp, Inc.             Melville             NY      MA         SAIF        NASDAQ       04/18/94
LOGN        Logansport Financial Corp.            Logansport           IN      MW         SAIF        NASDAQ       06/14/95
LSBI        LSB Financial Corp.                   Lafayette            IN      MW         BIF         NASDAQ       02/03/95
LSBX        Lawrence Savings Bank                 North Andover        MA      NE         BIF         NASDAQ       05/02/86
LVSB        Lakeview Financial                    West Paterson        NJ      MA         SAIF        NASDAQ       12/22/93
MAFB        MAF Bancorp, Inc.                     Clarendon Hills      IL      MW         SAIF        NASDAQ       01/12/90
MARN        Marion Capital Holdings               Marion               IN      MW         SAIF        NASDAQ       03/18/93
MASB        MASSBANK Corp.                        Reading              MA      NE         BIF         NASDAQ       05/28/86
MBB         MSB Bancorp, Inc.                     Goshen               NY      MA         BIF         AMSE         09/03/92
MBB         MSB Bancorp, Inc.                     Goshen               NY      MA         BIF         AMSE           NA
MBLF        MBLA Financial Corp.                  Macon                MO      MW         SAIF        NASDAQ       06/24/93
MCBN        Mid-Coast Bancorp, Inc.               Waldoboro            ME      NE         SAIF        NASDAQ       11/02/89
MCBS        Mid Continent Bancshares Inc.         El Dorado            KS      MW         SAIF        NASDAQ       06/27/94
MDBK        Medford Savings Bank                  Medford              MA      NE         BIF         NASDAQ       03/18/86
MERI        Meritrust Federal SB                  Thibodaux            LA      SW         SAIF        NASDAQ         NA
MFBC        MFB Corp.                             Mishawaka            IN      MW         SAIF        NASDAQ       03/25/94
MFFC        Milton Federal Financial Corp.        West Milton          OH      MW         SAIF        NASDAQ       10/07/94
MFLR        Mayflower Co-operative Bank           Middleboro           MA      NE         BIF         NASDAQ       12/23/87
MFSL        Maryland Federal Bancorp              Hyattsville          MD      MA         SAIF        NASDAQ       06/02/87
MGNL        Magna Bancorp, Inc.                   Hattiesburg          MS      SE         SAIF        NASDAQ       03/13/91
MIDC        MidConn Bank                          Kensington           CT      NE         BIF         NASDAQ       09/11/86
MIFC        Mid-Iowa Financial Corp.              Newton               IA      MW         SAIF        NASDAQ       10/14/92
MIVI        Mississippi View Holding Co.          Little Falls         MN      MW         SAIF        NASDAQ       03/24/95
MLBC        ML Bancorp, Inc.                      Villanova            PA      MA         SAIF        NASDAQ       08/11/94




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


                                                                                         Deposit
Ticker      Short Name                            City               State   Region    (BIF/SAIF)     Exchange    IPO Date
                                                                                        Insurance
                                                                                         Agency

AADV        Advantage Bancorp, Inc.               Kenosha              WI      MW         SAIF        NASDAQ       03/23/92
MSBF        MSB Financial, Inc.                   Marshall             MI      MW         SAIF        NASDAQ       02/06/95
MWBI        Midwest Bancshares, Inc.              Burlington           IA      MW         SAIF        NASDAQ       11/12/92
MWBX        MetroWest Bank                        Framingham           MA      NE         BIF         NASDAQ       10/10/86
MWFD        Midwest Federal Financial             Baraboo              WI      MW         SAIF        NASDAQ       07/08/92
NASB        North American Savings Bank           Grandview            MO      MW         SAIF        NASDAQ       09/27/85
NEIB        Northeast Indiana Bancorp             Huntington           IN      MW         SAIF        NASDAQ       06/28/95
NFSL        Newnan Holdings, Inc.                 Newnan               GA      SE         SAIF        NASDAQ       03/01/86
NHTB        New Hampshire Thrift Bncshrs          New London           NH      NE         SAIF        NASDAQ       05/22/86
NMSB        NewMil Bancorp, Inc.                  New Milford          CT      NE         BIF         NASDAQ       02/01/86
NSLB        NS&L Bancorp, Inc.                    Neosho               MO      MW         SAIF        NASDAQ       06/08/95
NSSB        Norwich Financial Corp.               Norwich              CT      NE         BIF         NASDAQ       11/14/86
NSSY        Norwalk Savings Society               Norwalk              CT      NE         BIF         NASDAQ       06/16/94
NTMG        Nutmeg Federal S&LA                   Danbury              CT      NE         SAIF        NASDAQ         NA
NWEQ        Northwest Equity Corp.                Amery                WI      MW         SAIF        NASDAQ       10/11/94
NYB         New York Bancorp Inc.                 Douglaston           NY      MA         SAIF        NYSE         01/28/88
OFCP        Ottawa Financial Corp.                Holland              MI      MW         SAIF        NASDAQ       08/19/94
OHSL        OHSL Financial Corp.                  Cincinnati           OH      MW         SAIF        NASDAQ       02/10/93
PALM        Palfed, Inc.                          Aiken                SC      SE         SAIF        NASDAQ       12/15/85
PBCI        Pamrapo Bancorp, Inc.                 Bayonne              NJ      MA         SAIF        NASDAQ       11/14/89
PBKB        People's Bancshares, Inc.             South Easton         MA      NE         BIF         NASDAQ       10/23/86
PBNB        People's Savings Financial Cp.        New Britain          CT      NE         BIF         NASDAQ       08/20/86
PCBC        Perry County Financial Corp.          Perryville           MO      MW         SAIF        NASDAQ       02/13/95
PCCI        Pacific Crest Capital                 Agoura Hills         CA      WE         BIF         NASDAQ         NA
PFDC        Peoples Bancorp                       Auburn               IN      MW         SAIF        NASDAQ       07/07/87
PFNC        Progress Financial Corporation        Blue Bell            PA      MA         SAIF        NASDAQ       07/18/83
PFSB        PennFed Financial Services,Inc        West Orange          NJ      MA         SAIF        NASDAQ       07/15/94
PHBK        Peoples Heritage Finl Group           Portland             ME      NE         BIF         NASDAQ       12/04/86
PKPS        Poughkeepsie Savings Bank, FSB        Poughkeepsie         NY      MA         SAIF        NASDAQ       11/19/85
PLE         Pinnacle Bank                         Jasper               AL      SE         SAIF        AMSE         12/17/86
POBS        Portsmouth Bank Shares                Portsmouth           NH      NE         BIF         NASDAQ       02/09/88
PSAB        Prime Bancorp, Inc.                   Philadelphia         PA      MA         SAIF        NASDAQ       11/21/88
PSBK        Progressive Bank, Inc.                Fishkill             NY      MA         BIF         NASDAQ       08/01/84
PTRS        Potters Financial Corp.               East Liverpool       OH      MW         SAIF        NASDAQ       12/31/93
PULS        Pulse Bancorp                         South River          NJ      MA         SAIF        NASDAQ       09/18/86
PVFC        PVF Capital Corp.                     Bedford Heights      OH      MW         SAIF        NASDAQ       12/30/92
PVSA        Parkvale Financial Corporation        Monroeville          PA      MA         SAIF        NASDAQ       07/16/87
PWBC        PennFirst Bancorp, Inc.               Ellwood City         PA      MA         SAIF        NASDAQ       06/13/90
QCBC        Quaker City Bancorp, Inc.             Whittier             CA      WE         SAIF        NASDAQ       12/30/93
QCFB        QCF Bancorp, Inc.                     Virginia             MN      MW         SAIF        NASDAQ       04/03/95
QCSB        Queens County Bancorp, Inc.           Flushing             NY      MA         BIF         NASDAQ       11/23/93
RARB        Raritan Bancorp Inc.                  Raritan              NJ      MA         BIF         NASDAQ       03/01/87
RCSB        RCSB Financial, Inc.                  Rochester            NY      MA         BIF         NASDAQ       04/29/86
RELY        Reliance Bancorp, Inc.                Garden City          NY      MA         SAIF        NASDAQ       03/31/94
RFED        Roosevelt Financial Group             Chesterfield         MO      MW         SAIF        NASDAQ       01/23/87
ROSE        TR Financial Corp.                    Garden City          NY      MA         BIF         NASDAQ       06/29/93
SBCN        Suburban Bancorporation, Inc.         Cincinnati           OH      MW         SAIF        NASDAQ       09/30/93
SCCB        S. Carolina Community Bancshrs        Winnsboro            SC      SE         SAIF        NASDAQ       07/07/94
SECP        Security Capital Corporation          Milwaukee            WI      MW         SAIF        NASDAQ       01/03/94
SFED        SFS Bancorp, Inc.                     Schenectady          NY      MA         SAIF        NASDAQ       06/30/95
SFFC        StateFed Financial Corporation        Des Moines           IA      MW         SAIF        NASDAQ       01/05/94
SFSB        SuburbFed Financial Corp.             Flossmoor            IL      MW         SAIF        NASDAQ       03/04/92
SFSL        Security First Corp.                  Mayfield Heights     OH      MW         SAIF        NASDAQ       01/22/88
SHEN        First Shenango Bancorp, Inc.          New Castle           PA      MA         SAIF        NASDAQ       04/06/93
SISB        SIS Bancorp, Inc.                     Springfield          MA      NE         BIF         NASDAQ       02/08/95
SMBC        Southern Missouri Bancorp, Inc        Poplar Bluff         MO      MW         SAIF        NASDAQ       04/13/94
SMFC        Sho-Me Financial Corp.                Mt. Vernon           MO      MW         SAIF        NASDAQ       07/01/94
SOPN        First Savings Bancorp, Inc.           Southern Pines       NC      SE         SAIF        NASDAQ       01/06/94




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


                                                                                         Deposit
Ticker      Short Name                            City               State   Region    (BIF/SAIF)     Exchange    IPO Date
                                                                                        Insurance
                                                                                         Agency

AADV        Advantage Bancorp, Inc.               Kenosha              WI      MW         SAIF        NASDAQ       03/23/92
SOSA        Somerset Savings Bank                 Somerville           MA      NE         BIF         NASDAQ       07/09/86
SPBC        St. Paul Bancorp, Inc.                Chicago              IL      MW         SAIF        NASDAQ       05/18/87
SSBK        Strongsville Savings Bank             Strongsville         OH      MW         SAIF        NASDAQ         NA
STFR        St. Francis Capital Corp.             Milwaukee            WI      MW         SAIF        NASDAQ       06/21/93
STND        Standard Financial, Inc.              Chicago              IL      MW         SAIF        NASDAQ       08/01/94
STSA        Sterling Financial Corp.              Spokane              WA      WE         SAIF        NASDAQ         NA
SVRN        Sovereign Bancorp, Inc.               Wyomissing           PA      MA         SAIF        NASDAQ       08/12/86
SWBI        Southwest Bancshares                  Hometown             IL      MW         SAIF        NASDAQ       06/24/92
SWCB        Sandwich Co-operative Bank            Sandwich             MA      NE         BIF         NASDAQ       07/25/86
TBK         Tolland Bank                          Tolland              CT      NE         BIF         AMSE         12/19/86
TCB         TCF Financial Corp.                   Minneapolis          MN      MW         SAIF        NYSE         06/17/86
THR         Three Rivers Financial Corp.          Three Rivers         MI      MW         SAIF        AMSE         08/24/95
THRD        TF Financial Corporation              Newtown              PA      MA         SAIF        NASDAQ       07/13/94
TRIC        Tri-County Bancorp, Inc.              Torrington           WY      WE         SAIF        NASDAQ       09/30/93
TSH         Teche Holding Co.                     Franklin             LA      SW         SAIF        AMSE         04/19/95
TWIN        Twin City Bancorp                     Bristol              TN      SE         SAIF        NASDAQ       01/04/95
UBMT        United Financial Corp.                Great Falls          MT      WE         SAIF        NASDAQ       09/23/86
UFRM        United Federal Savings Bank           Rocky Mount          NC      SE         SAIF        NASDAQ       07/01/80
VFFC        Virginia First Financial Corp.        Petersburg           VA      SE         SAIF        NASDAQ       01/01/78
WAMU        Washington Mutual Inc.                Seattle              WA      WE         BIF         NASDAQ       03/11/83
WBST        Webster Financial Corporation         Waterbury            CT      NE         SAIF        NASDAQ       12/12/86
WCBI        Westco Bancorp                        Westchester          IL      MW         SAIF        NASDAQ       06/26/92
WEFC        Wells Financial Corp.                 Wells                MN      MW         SAIF        NASDAQ       04/11/95
WFCO        Winton Financial Corp.                Cincinnati           OH      MW         SAIF        NASDAQ       08/04/88
WFSL        Washington Federal, Inc.              Seattle              WA      WE         SAIF        NASDAQ       11/17/82
WRNB        Warren Bancorp, Inc.                  Peabody              MA      NE         BIF         NASDAQ       07/09/86
WSB         Washington Savings Bank, FSB          Waldorf              MD      MA         SAIF        AMSE           NA
WSFS        WSFS Financial Corporation            Wilmington           DE      MA         BIF         NASDAQ       11/26/86
WSTR        WesterFed Financial Corp.             Missoula             MT      WE         SAIF        NASDAQ       01/10/94
WVFC        WVS Financial Corporation             Pittsburgh           PA      MA         SAIF        NASDAQ       11/29/93
YFED        York Financial Corp.                  York                 PA      MA         SAIF        NASDAQ       02/01/84

Maximum
Minimum
Average
Median





Removed:
 Merger Targets.
Stock with PE ratio greater than 25
MHC





SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


            Current         Current           Price/          Current        Current                        Current
Ticker        ($)            ($M)               (x)             (%)            (%)             (%)            (%)
             Stock          Market              LTM           Price/       Price/ Tang       Price/        Dividend
             Price           Value            Core EPS      Book Value      Book Value       Assets          Yield

AADV           32.000             108.57            14.88         127.59          138.35          10.68           1.00
ABBK           19.500              36.79            13.36         113.57          127.70           7.60           2.05
ABCW           35.375             163.64            12.28         148.14          152.22           8.66           1.41
AFFFZ          28.750             172.80            11.32         115.74          118.17           7.76           5.57
AHM            32.875           3,468.19            17.03         174.31          207.81           6.86           2.68
ALBK           31.625             414.00            14.44         131.94          153.67          11.80           1.90
AMFB           19.125             209.82            12.26         193.18          209.02          15.02           2.09
ANBK           12.000              43.24            18.18          92.81           92.81           8.89           1.00
ANDB           25.250             129.54            10.65         139.50          139.50          10.78           2.38
ASBI           15.625              51.22            15.32         117.75          117.92          12.81           3.84
ASFC           38.000             817.43            16.03         144.38          176.25          11.25           1.16
BANC           13.250             194.01            13.95         139.62          150.23           8.99           1.10
BDJI           18.250              12.79            19.84         103.75          103.75          11.92            -
BFSB           17.500              20.01            11.74         103.24          103.24          15.71           2.74
BKC            28.125              64.43            15.29         140.91          147.95          11.76           4.84
BKCO           20.250             250.66            10.66         133.66          136.18          10.76           3.16
BKCT           22.500              59.43            13.98         137.36          137.36          14.90           3.56
BKUNA           9.063              49.43            18.50         115.45          122.14           6.27            -
BSBC            4.000              20.72            15.38         163.27          163.27          14.91           2.00
BVFS           41.500             275.57            17.01         142.27          150.74           8.04           1.45
CAFI           16.250              33.73            10.69         117.67          117.67           8.92           2.95
CAPS           13.000              24.39            12.87         124.88          124.88          10.55           1.85
CARV            8.375              19.38            20.43          55.98           58.65           5.31            -
CASB           16.000              32.81            22.22         159.36          159.36           9.64            -
CASH           25.000              48.64            14.45         113.95          122.01          13.00           2.16
CBCI           32.625              77.55            14.12          97.45           97.45          15.74            -
CBCO           24.125              28.04            11.77         144.72          144.72          14.02           5.39
CBIN           12.750              25.29            12.88          99.30           99.53          10.78           2.67
CBNH           20.250              49.19            14.06         125.70          125.70           8.96           3.16
CBSA           23.000             114.17            10.41         127.49          154.78           3.99           1.74
CEBK           17.750              34.88            18.88         108.90          123.61          10.70           1.80
CENF           28.500             145.39            10.96         133.49          133.74           6.73           1.26
CFB            47.125             674.27            12.30         181.53          203.21           9.79           0.89
CFCP           21.000              72.16            19.27         261.19          261.19          15.94           2.10
CFFC           21.000              26.71            12.73         119.39          119.39          16.61           2.48
CFSB           20.000              96.51            13.99         153.49          153.49          11.89           2.40
CFX            15.375             197.88            13.85         152.99          164.97          13.01           5.72
CIBI           16.250              10.83            12.31          95.64           95.64          11.42           2.46
CKFB           19.750              18.59            24.38         117.56          117.56          31.04           2.23
CMRN           15.625              44.53            15.94          96.09           96.09          25.33           1.79
CNIT           40.250              65.75            16.63         136.21          149.52           9.58           2.48
CNSK           14.250              39.08            21.27         182.93          182.93          10.09            -
COFD           33.875             690.10            12.36         189.56          202.48          13.14           2.95
COFI           40.750           1,899.19            12.46         209.19          226.39          13.78           2.26
CSA            36.875             685.27            17.90         165.80          168.46           8.02            -
CTBK           16.250              15.41            11.44          96.84           96.84           6.35           2.46
CTZN           32.750             281.05            15.60         160.62          183.47          10.23           0.98
CVAL           19.000              31.08            12.93         123.70          123.70          10.93           2.32
CZF            13.750              13.23            15.63         109.04          109.04          17.49           2.91
DIBK           17.250              88.48             6.87         148.96          155.55          12.79           1.86
DME            15.125           1,610.01            12.93         157.55          159.04           8.18            -
DNFC           16.313             123.77            10.73         160.56          162.80           8.79            -
DSL            18.875             480.55            14.63         125.25          127.36           9.70           1.70
EBSI           14.500              66.01            11.07         114.90          114.90          10.28           4.14
EFBI           15.250              31.56            23.46         100.13          100.33          14.79            -
EGFC           29.000             131.49            16.29         129.99          177.26           9.35           3.17
EIRE           19.000              33.55            13.77         125.16          125.16           8.55           1.84
EQSB           26.875              16.13             8.59         113.68          113.68           6.02            -



SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


            Current         Current           Price/          Current        Current                        Current
Ticker        ($)            ($M)               (x)             (%)            (%)             (%)            (%)
             Stock          Market              LTM           Price/       Price/ Tang       Price/        Dividend
             Price           Value            Core EPS      Book Value      Book Value       Assets          Yield

AADV           32.000             108.57            14.88         127.59          138.35          10.68           1.00
ETFS           16.375              17.67            21.55          85.11           85.11          16.10           1.22
FBBC           13.500             104.74            11.64          98.47           98.47          18.15           2.96
FBCI           17.000              48.72            15.89          99.77          100.12          10.24           1.41
FBHC           25.000              20.48            16.23         117.70          127.42           7.27           1.12
FBSI           16.625              20.06            14.33          88.01           88.15          13.00           1.20
FCIT           18.250              53.42            14.15         135.09          135.09           7.99            -
FCME            7.625              10.35             2.38         126.24          126.24           7.59            -
FED            23.125             243.22            20.46         132.22          134.37           5.80            -
FESX           13.500              81.80            11.84         126.52          126.52           9.41           3.56
FFBI           15.875               7.18            22.36          95.63           95.63           7.39            -
FFBS           23.000              36.12            20.18         138.39          138.39          28.73           2.17
FFBZ           16.000              25.12            14.16         193.94          194.17          13.62           1.50
FFCH           22.750             144.63            12.30         152.58          152.58           9.35           3.17
FFES           23.000              60.14            10.04         104.31          104.55           6.38           2.61
FFFC           21.250             106.73            16.73         125.96          128.63          20.13           1.88
FFFG            2.938              24.77            13.35         131.75          131.75           7.96            -
FFHC           28.500             853.08            12.50         212.53          220.08          15.24           2.63
FFHH           14.750              48.73            22.01          95.16           95.16          14.47           3.39
FFHS           16.000              18.53            14.95          93.79           94.56           8.49           2.00
FFKY           20.250              84.98            17.31         172.63          184.59          23.78           2.37
FFLC           20.500              51.13            16.80          95.00           95.00          15.41           1.95
FFSL           19.625              11.45            12.50          88.04           88.04          10.55           2.04
FFSW           39.750             143.60            18.32         263.77          322.91          12.93           1.21
FFWC           21.750              15.27             9.98          98.68           98.68           9.88           2.76
FFWD           16.250              24.34            14.64         121.27          121.27          15.97           2.22
FFYF           25.875             132.41            17.48         129.50          129.50          21.97           2.71
FGHC            8.625              17.45            15.97         145.69          163.66          12.12           0.93
FIBC           15.000              26.86            12.82         104.17          104.75          10.07           2.00
FISB           25.375             210.47            20.46         155.67          157.80          14.17           2.21
FKFS           19.375              25.04            12.34         108.48          108.48           8.51           1.03
FKKY           10.875              37.41            24.17         110.52          110.52          29.06           3.31
FLFC           18.750             113.81            15.37         164.62          194.50          11.36           2.13
FMCO           17.375              42.65            10.04         126.73          129.66           8.27           1.15
FMSB           18.000              44.15            12.41         166.82          166.82          11.02           1.11
FNGB           16.250              71.19            15.63         102.59          102.59          11.71           3.69
FOBC           15.750              38.87            11.93          94.77           99.87          11.50           3.68
FRC            17.000             125.15            15.04         105.99          106.12           5.90            -
FSBI           19.000              26.09            11.66         119.80          120.03           8.21           1.68
FSFC            9.375              41.14            13.20         124.17          124.17          12.49           2.13
FSPG           19.500              39.59             8.55         125.81          128.63           8.13           2.46
FTF            15.250              28.74             9.47         108.77          108.77          17.34           2.95
FTFC           23.500             144.07            14.24         155.63          165.03           9.87           2.72
FTSB           14.625              23.02            17.84         106.36          106.36          25.90           1.71
GBCI           24.000              81.03            13.19         207.97          208.15          19.65           2.67
GDW            65.375           3,750.95             8.85         165.21          165.21          10.13           0.67
GFCO           20.500              23.60            13.85          89.60           91.44           8.32           3.32
GFSB           20.500              10.30            11.45         104.54          104.54          12.09           1.95
GLBK           20.000               4.95            20.83          82.47           82.47          13.38            -
GLN            23.625           1,114.29            24.11         160.50          173.08           7.38            -
GPT            48.875           2,329.19            19.63         144.22          261.22          17.37           1.64
GRTR           13.625             183.52            20.34         122.20          122.20           7.13           1.47
GSBC           18.000             157.14            16.07         235.91          235.91          23.89           2.22
GSLC            8.750               8.09            14.58         127.00          127.00           6.98           1.14
GTFN           29.125             412.23            22.58         151.14          157.69          14.59           1.65
GUPB           16.000              14.42            20.25          97.80           97.80          18.09           2.50
GWF            29.625           4,079.67            14.17         166.06          188.81           9.35           3.38
HALL           17.625              25.43            13.25          93.65           93.65           6.56            -




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


            Current         Current           Price/          Current        Current                        Current
Ticker        ($)            ($M)               (x)             (%)            (%)             (%)            (%)
             Stock          Market              LTM           Price/       Price/ Tang       Price/        Dividend
             Price           Value            Core EPS      Book Value      Book Value       Assets          Yield

AADV           32.000             108.57            14.88         127.59          138.35          10.68           1.00
HARL           19.000              24.55            10.00         125.16          125.16           7.78           2.32
HAVN           28.750             124.28             9.55         132.31          133.10           7.94           2.09
HBFW           18.500              49.07            21.02         109.08          109.08          16.91           1.08
HBS            18.250              21.92            16.29         109.15          113.64          16.75           3.07
HFFC           17.250              50.18            12.87         104.80          105.12           9.06           2.09
HFGI           10.125              32.97            16.07         142.01          142.01           6.17            -
HFSA           12.000              11.46            17.65          81.86           81.86          13.74           3.33
HHFC            9.250               8.65            14.68          67.72           67.72          11.32           4.32
HIFS           18.250              23.68            12.33         126.39          126.39          12.26           1.97
HMCI           18.500              20.88            19.89         102.21          102.21           6.13            -
HMNF           18.125              84.59            16.78         101.26          101.26          14.98            -
HOMF           36.000              80.15            12.00         155.17          161.00          12.65           1.67
HPBC           16.500              30.39            10.00         154.78          154.78          16.11           4.85
HRBF           15.250              26.75            24.60          97.38           97.38          12.51           2.62
HRZB           13.375              86.39            12.16         108.92          108.92          17.36           2.99
HTHR            8.125              21.12            14.01          66.33           66.33           2.55            -
HVFD           18.500              35.27            13.31         127.85          128.03          10.06           2.92
IBSF           15.500             166.69            22.46         115.50          115.50          22.46           2.07
IFSB            7.750               9.92            19.87          59.52           68.71           4.00           2.84
INBI           12.375              68.74            14.73         113.32          113.32          21.45           3.23
IPSW           12.000              14.21            10.62         152.09          152.09           8.98           1.67
IROQ           16.750              39.54             9.63         137.63          153.67           8.35           1.91
ISBF           18.000             126.92            17.48         105.32          108.56          18.51           1.89
IWBK           32.625             258.33            15.25         232.70          238.84          15.09           1.72
JSBA           23.250              97.23            13.52         107.69          130.69           8.62           1.38
JSBF           37.688             368.53            15.97         112.17          112.17          24.23           3.18
KNK            24.000              33.96            16.78          96.04          103.18           9.62           1.67
KSAV           20.875              13.85            12.89         100.22          100.31          14.40           2.87
KSBK           23.000               9.45             6.85         101.32          108.85           7.05           0.87
KYF            11.250              15.62            15.85          81.64           81.64          18.16           4.44
LARK           18.625              34.51            19.61         106.55          106.55          16.15           2.15
LARL           15.875              24.06             9.28         114.46          114.46          11.91           2.77
LIFB           17.938             176.63            15.60         121.45          125.62          12.57           2.45
LISB           34.125             840.98            21.20         162.04          162.04          15.68           1.17
LOGN           11.250              14.88            13.39          93.44           93.44          18.66           3.56
LSBI           19.500              17.90            24.07          99.19           99.19          10.06           1.64
LSBX            7.938              33.74             7.22         124.42          124.42          10.21            -
LVSB           24.750              61.56            16.50         127.12          159.57          13.02           1.01
MAFB           34.625             363.06            12.06         150.15          175.49          11.48           1.04
MARN           20.000              36.85            15.63          93.02           93.02          21.11           4.00
MASB           38.000             101.99            11.95         116.60          116.60          11.60           2.53
MBB            19.000              53.84            18.45          96.99          246.75           6.35           3.16
MBB            19.000              53.84            18.45          96.99          246.75           6.35           3.16
MBLF           19.000              25.73            17.59          91.92           91.92          11.31           2.11
MCBN           18.750               4.31            13.99          87.78           87.78           7.71           2.77
MCBS           25.250              50.92            13.02         132.48          132.55          14.99           1.58
MDBK           26.000             117.89            12.38         130.20          141.92          11.69           2.62
MERI           31.625              24.48            12.65         145.94          145.94          10.60           2.21
MFBC           16.875              33.31            21.92          88.68           88.68          14.75           1.90
MFFC           14.188              32.19            22.52          96.12           96.12          17.80           3.95
MFLR           16.750              14.90            15.65         129.84          132.41          12.81           2.87
MFSL           34.125             106.80            17.06         117.59          119.44           9.47           1.93
MGNL           19.500             267.95            12.83         212.88          223.37          20.58           3.08
MIDC           19.750              38.24            16.74         109.72          130.28          10.67           3.04
MIFC            6.250              10.36            10.42          97.35           97.50           9.13           1.28
MIVI           12.000              10.53            13.19          85.59           85.59          15.75           1.33
MLBC           14.750             172.04            14.46         117.53          121.40           9.27           2.58




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


            Current         Current           Price/          Current        Current                        Current
Ticker        ($)            ($M)               (x)             (%)            (%)             (%)            (%)
             Stock          Market              LTM           Price/       Price/ Tang       Price/        Dividend
             Price           Value            Core EPS      Book Value      Book Value       Assets          Yield

AADV           32.000             108.57            14.88         127.59          138.35          10.68           1.00
MSBF           19.000              12.42            12.34          98.60           98.60          19.76           2.63
MWBI           27.125               9.48            10.43         104.53          104.53           6.88           2.21
MWBX            5.250              72.92            11.41         190.22          190.22          14.62           1.91
MWFD           18.000              29.42            16.82         176.64          184.80          14.83           1.67
NASB           33.250              75.41             9.64         149.71          155.59          10.19           1.88
NEIB           13.625              25.48            15.31          95.35           95.35          16.63           2.35
NFSL           25.250              40.08            10.61         173.90          224.64          15.66           1.74
NHTB           11.750              19.95            13.20         103.89          103.89           7.56           4.26
NMSB            8.750              35.37            16.51         109.92          109.92          11.55           2.74
NSLB           13.625              11.49            23.09          86.07           86.07          20.06           3.67
NSSB           19.750             106.35            18.81         142.09          156.87          15.31           2.43
NSSY           23.750              56.80            18.70         128.87          134.33           8.91           0.84
NTMG            7.500               5.33            22.73         105.93          105.93           5.68           2.00
NWEQ           12.500              11.62            15.24          92.25           92.25          12.16           3.20
NYB            36.875             409.27            12.59         269.36          269.36          13.92           2.44
OFCP           17.000              88.05            17.71         116.84          147.83          10.64           2.12
OHSL           20.813              25.45            15.08         101.13          101.13          11.70           3.65
PALM           14.438              75.48            19.78         142.95          149.93          11.44           0.55
PBCI           19.000              61.39            13.87         112.36          113.30          16.91           4.74
PBKB           10.625              36.07            14.17         125.15          131.82           7.03           3.01
PBNB           27.750              52.85            13.88         117.49          126.14          11.49           3.32
PCBC           17.000              14.49            18.09          96.05           96.05          18.03           1.77
PCCI           11.500              34.04            12.37         141.98          141.98          12.84            -
PFDC           19.500              45.35            10.89         106.27          106.27          16.19           3.08
PFNC            8.250              30.77            11.30         164.67          165.66           8.38           0.97
PFSB           20.125              97.67            11.50          99.48          123.92           8.55           1.39
PHBK           26.250             740.81            12.32         175.47          195.02          14.84           2.59
PKPS            5.250              65.90             3.55          93.92           93.92           7.66           1.91
PLE            16.875              15.02             9.99         101.35          105.07           7.83           4.27
POBS           14.000              80.35            16.87         120.07          120.07          29.91           4.29
PSAB           19.500              72.64            12.26         126.30          134.58          10.72           3.49
PSBK           22.750              88.03             9.44         121.98          139.40          10.01           2.34
PTRS           18.750               9.49            21.31          92.14           92.14           7.56           1.49
PULS           15.875              48.42            11.26         125.89          125.89           9.64           4.41
PVFC           15.250              35.43             7.66         157.70          157.70          10.26            -
PVSA           26.125             105.59            11.77         154.04          154.59          11.42           1.99
PWBC           13.500              52.61            13.37         107.83          118.94           7.53           2.67
QCBC           16.375              62.23            18.40          93.36           93.68           8.43            -
QCFB           18.000              25.67            11.92          98.15           98.15          17.31            -
QCSB           48.375             370.88            16.34         179.50          179.50          27.99           2.07
RARB           23.375              35.80            11.81         128.93          131.62          10.11           2.57
RCSB           29.250             450.03            12.94         141.78          145.89          11.23           2.05
RELY           19.375             172.66            13.27         115.46          171.01           9.44           2.89
RFED           18.125             785.54            10.66         168.45          177.70           8.45           3.42
ROSE           31.875             285.25            12.26         132.65          132.65           9.09           2.51
SBCN           15.250              22.49            19.55          85.87           85.87          10.71           3.93
SCCB           15.000              11.03            22.06          89.07           89.07          25.51           4.00
SECP           73.500             676.61            18.15         129.17          129.17          19.36           1.22
SFED           14.750              18.86            14.60          89.07           89.07          11.36           1.63
SFFC           17.250              13.62            14.50          93.39           93.39          16.80           2.32
SFSB           20.250              25.36            15.34          99.90          100.45           6.49           1.58
SFSL           15.250              75.82            10.74         136.28          139.02          12.64           2.89
SHEN           22.750              51.37            20.68         111.41          111.41          13.38           2.11
SISB           22.750             130.19             5.29         129.93          129.93          10.13            -
SMBC           14.375              23.54            15.63          93.40           93.40          14.70           3.48
SMFC           21.625              35.60            15.45         108.34          108.34          12.19            -
SOPN           18.750              70.20            18.20         104.75          104.75          26.67           3.63




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT


            Current         Current           Price/          Current        Current                        Current
Ticker        ($)            ($M)               (x)             (%)            (%)             (%)            (%)
             Stock          Market              LTM           Price/       Price/ Tang       Price/        Dividend
             Price           Value            Core EPS      Book Value      Book Value       Assets          Yield

AADV           32.000             108.57            14.88         127.59          138.35          10.68           1.00
SOSA            2.000              33.30            13.33         114.94          114.94           6.52            -
SPBC           28.000             506.29            14.07         136.25          136.72          11.84           1.71
SSBK           21.250              53.78            12.80         128.32          130.85           9.92           2.26
STFR           26.000             142.36            14.53         112.46          117.97          10.14           1.85
STND           20.500             332.04            19.71         126.08          126.31          14.19           1.56
STSA           15.000              83.06            22.06         142.45          174.01           5.42            -
SVRN           12.875             635.17            16.30         165.91          242.01           6.78           0.65
SWBI           18.500              49.12            13.70         125.76          125.76          13.05           4.11
SWCB           28.750              54.32            14.38         143.32          151.80          11.79           4.17
TBK            12.000              13.89            12.24          96.54          100.50           6.09           1.00
TCB            44.000           1,534.29            16.00         293.72          306.62          21.57           1.71
THR            14.125              12.02            17.66          95.05           95.44          13.76           2.55
THRD           16.125              69.15            15.07          89.09          102.64          10.43           1.98
TRIC           18.000              10.96            17.31          86.50           86.50          13.79           2.78
TSH            13.750              48.69            14.03          93.16           93.16          12.83           3.64
TWIN           17.250              14.84            14.14         110.72          110.72          13.87           3.71
UBMT           19.250              23.55            15.04          96.78           96.78          21.82           4.78
UFRM            8.125              24.90            19.82         126.16          126.16           9.45           2.46
VFFC           13.125              75.38            13.53         123.36          127.18           9.65           0.76
WAMU           42.750           3,084.61            14.49         213.00          236.45          13.76           2.25
WBST           38.188             289.61            13.84         153.61          198.48           7.77           1.89
WCBI           21.500              55.92            14.73         117.23          117.23          18.17           2.79
WEFC           13.000              27.02            14.44          97.31           97.31          13.42            -
WFCO           11.500              22.84            11.06         108.39          111.22           8.08           3.65
WFSL           26.625           1,083.52            12.74         187.50          196.78          21.18           3.46
WRNB           16.000              58.51            10.46         180.18          180.18          16.52           2.75
WSB             5.000              21.10            10.42          98.04           98.04           8.55           2.00
WSFS           10.125             140.15             7.67         173.67          175.48          10.73            -
WSTR           17.875              78.56            16.71         100.36          100.36          13.88           2.13
WVFC           24.000              41.69            12.00         121.70          121.70          15.68           3.33
YFED           16.750             124.21            13.29         135.41          135.41          10.76           3.58

Maximum        73.500           4,079.67            24.60         293.72          322.91          31.04           5.72
Minimum         2.000               4.31             2.38          55.98           58.65           2.55            -
Average        20.258             191.70            14.76         126.68          133.41          12.38           2.11
Median         18.500              48.90            14.17         119.94          125.16          11.39           2.11





Removed:
 Merger Targets.
Stock with PE ratio
MHC





SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                           Tangible                       Return on         ROACE
             Total          Equity/        Equity/          Core         Avg Assets        Before
Ticker      Mst RctQ       Mst RctQ        Mst RctQ          LTM             LTM             LTM      (Y/N)         Date
             Assets         Assets       Tang Assets         EPS        Before Extra        Extra     Merger      Current
             ($000)           (%)            (%)             ($)             (%)             (%)      Target?     Pricing

AADV          1,016,385           8.74            8.12           2.15             0.31           3.18 N            12/20/96
ABBK            484,071           6.69            6.00           1.46             0.72          10.87 N            12/20/96
ABCW          1,891,584           5.84            5.70           2.88             0.68           9.99 N            12/20/96
AFFFZ         2,227,591           6.89            6.76           2.54             0.45           6.61 N            12/20/96
AHM          50,588,224           4.89            4.28           1.93             0.23           2.91 N            12/20/96
ALBK          3,509,729           8.95            7.78           2.19             0.76           7.71 N            12/20/96
AMFB          1,394,874           7.76            7.22           1.56             1.05          13.04 N            12/20/96
ANBK            486,639           9.15            9.15           0.66             0.15           1.44 N            12/20/96
ANDB          1,198,787           7.73            7.73           2.37             1.06          13.77 N            12/20/96
ASBI            399,721          10.88           10.87           1.02             0.61           5.10 N            12/20/96
ASFC          7,266,185           7.79            6.47           2.37             0.50           6.03 N            12/20/96
BANC          2,170,480           6.44            6.01           0.95             0.85          10.90 N            12/20/96
BDJI            107,256          11.49           11.49           0.92             0.31           2.20 N            12/20/96
BFSB            127,360          14.31           14.31           1.49             1.10           6.98 N            12/20/96
BKC             547,987           8.35            7.98           1.84             1.25          14.02 N            12/20/96
BKCO          2,330,150           8.05            7.91           1.90             1.07          11.65 N            12/20/96
BKCT            402,397          10.85           10.85           1.61             1.18          10.89 N            12/20/96
BKUNA           824,360           8.38            8.11           0.49             0.36           1.23 N            12/20/96
BSBC            175,993           9.15            9.15           0.26             0.97          11.08 N            12/20/96
BVFS          3,428,175           5.65            5.35           2.44              -            (0.01)N            12/20/96
CAFI            378,078           7.58            7.58           1.52             0.78           9.63 N            12/20/96
CAPS            231,245           8.44            8.44           1.01             0.63           6.28 N            12/20/96
CARV            365,056           9.48            9.09           0.41            (0.03)         (0.32)N            12/20/96
CASB            340,380           6.05            6.05           0.72             0.49           7.74 N            12/20/96
CASH            342,095          11.41           10.74           1.73             1.06           8.14 N            12/20/96
CBCI            492,779          16.15           16.15           2.31             0.99           5.97 N            12/20/96
CBCO            200,008           9.69            9.69           2.05             1.11          11.67 N            12/20/96
CBIN            234,600          10.85           10.83           0.99             0.59           5.03 N            12/20/96
CBNH            548,724           7.16            7.16           1.44             0.85          11.58 N            12/20/96
CBSA          2,859,448           3.17            2.63           2.21             0.24           7.11 N            12/20/96
CEBK            325,915           9.83            8.76           0.94             0.53           5.35 N            12/20/96
CENF          2,160,973           5.04            5.03           2.60             0.53          10.75 N            12/20/96
CFB           6,667,758           5.39            4.85           3.83             0.61          10.29 N            12/20/96
CFCP            452,809           6.10            6.10           1.09             1.04          17.09 N            12/20/96
CFFC            160,791          13.92           13.92           1.65             1.02           7.45 N            12/20/96
CFSB            811,964           7.74            7.74           1.43             0.70           8.52 N            12/20/96
CFX           1,520,677           8.51            7.94           1.11             0.70           7.44 N            12/20/96
CIBI             94,799          11.94           11.94           1.32             0.68           5.03 N            12/20/96
CKFB             59,898          25.22           25.22           0.81             1.28           4.70 N            12/20/96
CMRN            175,841          26.35           26.35           0.98             1.60           5.77 N            12/20/96
CNIT            685,962           7.04            6.45           2.42             0.40           5.61 N            12/20/96
CNSK            387,177           7.28            7.28           0.67             0.42           5.35 N            12/20/96
COFD          5,252,483           6.93            6.52           2.74             0.89          12.81 N            12/20/96
COFI         13,826,085           6.59            6.12           3.27             0.19           2.92 N            12/20/96
CSA           8,549,032           4.83            4.76           2.06             0.12           2.40 N            12/20/96
CTBK            241,905           6.56            6.56           1.42             0.64           9.18 N            12/20/96
CTZN          2,747,617           6.37            5.62           2.10             0.46           6.79 N            12/20/96
CVAL            284,386           8.83            8.83           1.47             0.60           6.55 N            12/20/96
CZF              75,635          16.00           15.99           0.88             0.78           4.30 N            12/20/96
DIBK            691,830           8.59            8.26           2.51             1.76          21.99 N            12/20/96
DME          19,683,465           5.19            5.14           1.17             0.37           7.59 N            12/20/96
DNFC          1,408,131           5.55            5.48           1.52             0.71          12.54 N            12/20/96
DSL           4,954,337           7.74            7.63           1.29             0.43           5.28 N            12/20/96
EBSI            642,136           8.94            8.94           1.31             0.65           7.78 N            12/20/96
EFBI            213,876          14.77           14.75           0.65             0.92           5.39 N            12/20/96
EGFC          1,406,583           7.19            5.38           1.78             1.00          13.82 N            12/20/96
EIRE            392,382           6.83            6.83           1.38             0.59           8.86 N            12/20/96
EQSB            267,776           5.30            5.30           3.13             0.78          14.98 N            12/20/96




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                           Tangible                       Return on         ROACE
             Total          Equity/        Equity/          Core         Avg Assets        Before
Ticker      Mst RctQ       Mst RctQ        Mst RctQ          LTM             LTM             LTM       (Y/N)       Date
             Assets         Assets       Tang Assets         EPS        Before Extra        Extra      Merger    Current
             ($000)           (%)            (%)             ($)             (%)             (%)       Target?   Pricing

AADV          1,016,385           8.74            8.12           2.15             0.31           3.18  N          12/20/96
ETFS            115,339          18.91           18.91           0.76             0.81           4.17  N          12/20/96
FBBC            576,981          18.43           18.43           1.16             1.40           6.71  N          12/20/96
FBCI            475,862          10.26           10.23           1.07             0.50           4.08  N          12/20/96
FBHC            281,694           6.18            5.73           1.54             0.27           3.81  N          12/20/96
FBSI            154,306          14.77           14.75           1.16             0.67           4.00  N          12/20/96
FCIT            668,459           5.92            5.92           1.29             0.45           7.38  N          12/20/96
FCME            136,429           6.01            6.01           3.20             1.49          45.72  N          12/20/96
FED           4,196,726           4.38            4.32           1.13             0.06           1.28  N          12/20/96
FESX            869,168           7.44            7.44           1.14             0.98          13.15  N          12/20/96
FFBI             97,143           7.73            7.73           0.71             0.12           1.28  N          12/20/96
FFBS            125,727          19.59           19.59           1.14             1.09           5.51  N          12/20/96
FFBZ            184,467           7.59            7.58           1.13             0.81          10.65  N          12/20/96
FFCH          1,546,149           6.13            6.13           1.85             0.48           7.55  N          12/20/96
FFES            942,648           6.12            6.10           2.29             0.44           6.89  N          12/20/96
FFFC            530,095          14.85           14.59           1.27             0.99           6.28  N          12/20/96
FFFG            311,028           6.05            6.05           0.22             0.21           3.28  N          12/20/96
FFHC          5,595,612           7.17            6.94           2.28             0.92          12.71  N          12/20/96
FFHH            354,636          13.44           13.44           0.67             0.51           3.25  N          12/20/96
FFHS            218,329           9.05            8.98           1.07             0.28           2.94  N          12/20/96
FFKY            357,281          13.80           13.02           1.17             1.25           8.80  N          12/20/96
FFLC            335,993          16.22           16.22           1.22             0.63           3.72  N          12/20/96
FFSL            108,539          11.98           11.98           1.57             0.78           6.20  N          12/20/96
FFSW          1,110,723           7.42            6.50           2.17             0.92          13.44  N          12/20/96
FFWC            154,551          10.01           10.01           2.18             0.89           8.31  N          12/20/96
FFWD            152,374          13.17           13.17           1.11             0.89           6.32  N          12/20/96
FFYF            602,557          16.97           16.97           1.48             0.83           4.59  N          12/20/96
FGHC            144,022           8.30            7.46           0.54             0.89          10.65  N          12/20/96
FIBC            266,763           9.67            9.62           1.17             0.47           4.31  N          12/20/96
FISB          1,485,436           9.10            8.99           1.24             0.90          10.11  N          12/20/96
FKFS            294,241           7.85            7.85           1.57             0.32           3.92  N          12/20/96
FKKY            128,710          26.30           26.30           0.45             0.79           2.44  N          12/20/96
FLFC            991,226           7.66            6.67           1.22             1.03          14.22  N          12/20/96
FMCO            518,540           6.52            6.39           1.73             0.52           7.86  N          12/20/96
FMSB            400,600           6.61            6.61           1.45             1.02          15.40  N          12/20/96
FNGB            607,977          11.42           11.42           1.04             0.53           4.25  N          12/20/96
FOBC            341,528          11.68           11.14           1.32             0.70           5.72  N          12/20/96
FRC           2,122,168           5.56            5.56           1.13             0.54           9.52  N          12/20/96
FSBI            317,874           6.85            6.84           1.63             0.44           6.00  N          12/20/96
FSFC            329,336          10.06           10.06           0.71            (0.03)         (0.19) N          12/20/96
FSPG            487,209           6.46            6.32           2.28             0.91          14.00  N          12/20/96
FTF             165,747          15.94           15.94           1.61             1.46           7.34  N          12/20/96
FTFC          1,469,422           6.34            6.00           1.65             0.71          10.18  N          12/20/96
FTSB             88,874          24.35           24.35           0.82             1.33           5.39  N          12/20/96
GBCI            412,042           9.45            9.44           1.82             1.36          14.25  N          12/20/96
GDW          37,011,423           6.13            6.13           7.39             1.00          15.60  N          12/20/96
GFCO            283,727           9.28            9.12           1.48             0.25           2.66  N          12/20/96
GFSB             85,206          11.57           11.57           1.79             0.91           7.59  N          12/20/96
GLBK             36,947          16.23           16.23           0.96             0.77           4.84  N          12/20/96
GLN          15,104,367           6.21            5.85           0.98             0.06          (0.86) N          12/20/96
GPT          13,410,291          10.58            6.13           2.49             0.82           7.83  N          12/20/96
GRTR          2,566,626           7.98            7.98           0.67             0.71           7.37  N          12/20/96
GSBC            657,659          10.12           10.12           1.12             1.36          13.40  N          12/20/96
GSLC            115,229           5.50            5.50           0.60             0.44           7.22  N          12/20/96
GTFN          2,830,684           9.66            9.30           1.29             0.71           6.48  N          12/20/96
GUPB             79,708          18.50           18.50           0.79             0.80           3.53  N          12/20/96
GWF          43,548,593           6.01            5.37           2.09             0.48           7.52  N          12/20/96
HALL            387,671           7.01            7.01           1.33             0.41           5.33  N          12/20/96




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                           Tangible                       Return on         ROACE
             Total          Equity/        Equity/          Core         Avg Assets        Before
Ticker      Mst RctQ       Mst RctQ        Mst RctQ          LTM             LTM             LTM      (Y/N)          Date
             Assets         Assets       Tang Assets         EPS        Before Extra        Extra     Merger       Current
             ($000)           (%)            (%)             ($)             (%)             (%)      Target?      Pricing

AADV          1,016,385           8.74            8.12           2.15             0.31           3.18 N             12/20/96
HARL            315,495           6.22            6.22           1.90             0.55           8.07 N             12/20/96
HAVN          1,564,697           6.00            5.97           3.01             0.58           9.07 N             12/20/96
HBFW            315,901          15.50           15.50           0.88             0.84           4.99 N             12/20/96
HBS             130,859          15.34           14.83           1.12             0.70           4.57 N             12/20/96
HFFC            554,139           8.99            8.96           1.34             0.59           6.55 N             12/20/96
HFGI            534,576           4.35            4.35           0.63             0.25           5.91 N             12/20/96
HFSA             87,807          16.78           16.78           0.68             0.44           2.39 N             12/20/96
HHFC             76,399          16.71           16.71           0.63             0.75           4.14 N             12/20/96
HIFS            193,193           9.70            9.70           1.48             1.07          10.62 N             12/20/96
HMCI            340,449           6.00            6.00           0.93             0.10           1.57 N             12/20/96
HMNF            565,385          14.80           14.80           1.08             0.81           4.92 N             12/20/96
HOMF            633,395           8.16            7.88           3.00             0.99          11.96 N             12/20/96
HPBC            188,647          10.41           10.41           1.65             1.75          15.74 N             12/20/96
HRBF            213,804          12.85           12.85           0.62             0.27           1.73 N             12/20/96
HRZB            500,340          15.94           15.94           1.10             1.52           9.40 N             12/20/96
HTHR            827,784           5.25            5.25           0.58             0.89          16.58 N             12/20/96
HVFD            350,603           7.87            7.86           1.39             0.40           4.77 N             12/20/96
IBSF            742,051          19.44           19.44           0.69             0.61           2.98 N             12/20/96
IFSB            247,888           6.73            5.88           0.39             0.13           1.98 N             12/20/96
INBI            320,372          18.93           18.93           0.84             0.73           3.31 N             12/20/96
IPSW            158,116           5.91            5.91           1.13             1.33          21.97 N             12/20/96
IROQ            473,684           7.05            6.46           1.74             0.75          10.86 N             12/20/96
ISBF            685,827          16.38           15.97           1.03             0.80           4.34 N             12/20/96
IWBK          1,712,151           6.48            6.33           2.14             0.82          11.48 N             12/20/96
JSBA          1,128,339           7.24            6.04           1.72             0.23           3.21 N             12/20/96
JSBF          1,518,830          21.60           21.60           2.36             1.65           7.60 N             12/20/96
KNK             352,926          10.02            9.39           1.43             0.42           4.16 N             12/20/96
KSAV             96,150          14.37           14.36           1.62             0.82           5.30 N             12/20/96
KSBK            134,079           6.96            6.51           3.36             0.93          13.70 N             12/20/96
KYF              86,009          22.25           22.25           0.71             0.89           3.68 N             12/20/96
LARK            213,734          15.15           15.15           0.95             0.70           4.20 N             12/20/96
LARL            201,911          10.40           10.40           1.71             1.06          10.00 N             12/20/96
LIFB          1,404,760          10.35           10.05           1.15             0.65           4.87 N             12/20/96
LISB          5,363,791           9.68            9.68           1.61             0.64           6.16 N             12/20/96
LOGN             79,726          19.98           19.98           0.84             1.24           4.78 N             12/20/96
LSBI            177,840           9.40            9.40           0.81             0.50           4.77 N             12/20/96
LSBX            330,288           8.21            8.21           1.10             1.48          19.04 N             12/20/96
LVSB            472,698          10.24            8.33           1.50             1.24          11.87 N             12/20/96
MAFB          3,162,622           7.65            6.62           2.87             0.56           8.42 N             12/20/96
MARN            174,597          22.69           22.69           1.28             1.13           4.76 N             12/20/96
MASB            879,132           9.95            9.95           3.18             1.08          10.62 N             12/20/96
MBB             848,255           8.01            4.21           1.03             0.17           0.83 N             12/20/96
MBB             848,255           8.01            4.21           1.03             0.17           0.83 N             12/20/96
MBLF            227,391          12.31           12.31           1.08             0.58           4.07 N             12/20/96
MCBN             55,956           8.78            8.78           1.34             0.34           3.83 N             12/20/96
MCBS            339,731          10.83           10.83           1.94             1.07           8.54 N             12/20/96
MDBK          1,008,200           8.98            8.30           2.10             1.04          11.57 N             12/20/96
MERI            231,058           7.26            7.26           2.50             0.55           7.27 N             12/20/96
MFBC            225,809          16.63           16.63           0.77             0.47           2.58 N             12/20/96
MFFC            180,831          18.51           18.51           0.63             0.67           3.28 N             12/20/96
MFLR            116,263           9.86            9.69           1.07             0.91           9.29 N             12/20/96
MFSL          1,130,517           8.05            7.94           2.00             0.74           8.98 N             12/20/96
MGNL          1,302,239           9.66            9.25           1.52             1.37          13.79 N             12/20/96
MIDC            358,429           9.72            8.31           1.18             0.51           5.36 N             12/20/96
MIFC            115,260           9.38            9.36           0.60             0.93          10.00 N             12/20/96
MIVI             69,322          18.40           18.40           0.91             1.31           6.73 N             12/20/96
MLBC          1,888,847           7.31            7.09           1.02             0.75           9.17 N             12/20/96




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                           Tangible                       Return on         ROACE
             Total          Equity/        Equity/          Core         Avg Assets        Before
Ticker      Mst RctQ       Mst RctQ        Mst RctQ          LTM             LTM             LTM      (Y/N)          Date
             Assets         Assets       Tang Assets         EPS        Before Extra        Extra     Merger       Current
             ($000)           (%)            (%)             ($)             (%)             (%)      Target?      Pricing

AADV          1,016,385           8.74            8.12           2.15             0.31           3.18 N             12/20/96
MSBF             62,832          20.05           20.05           1.54             1.40           6.19 N             12/20/96
MWBI            137,707           6.58            6.58           2.60             0.66           9.51 N             12/20/96
MWBX            498,738           7.68            7.68           0.46             1.31          17.12 N             12/20/96
MWFD            194,707           8.39            8.05           1.07             1.04          11.26 N             12/20/96
NASB            740,298           6.81            6.57           3.45             1.26          17.33 N             12/20/96
NEIB            160,032          17.44           17.44           0.89             1.02           4.97 N             12/20/96
NFSL            255,946           9.00            7.11           2.38             2.09          18.60 N             12/20/96
NHTB            264,016           7.27            7.27           0.89             0.40           5.25 N             12/20/96
NMSB            306,177          10.51           10.51           0.53             0.78           7.06 N             12/20/96
NSLB             57,288          23.31           23.31           0.59             0.97           4.08 N             12/20/96
NSSB            694,443          10.77            9.86           1.05             0.87           8.10 N             12/20/96
NSSY            637,156           7.21            6.94           1.27             0.81          10.27 N             12/20/96
NTMG             93,924           5.84            5.84           0.33             0.32           4.83 N             12/20/96
NWEQ             95,501          12.14           12.14           0.82             0.71           5.18 N             12/20/96
NYB           2,940,907           5.17            5.17           2.93             1.16          20.26 N             12/20/96
OFCP            827,275           9.11            7.34           0.96             0.40           3.11 N             12/20/96
OHSL            217,627          11.56           11.56           1.38             0.57           4.60 N             12/20/96
PALM            659,902           8.00            7.66           0.73             0.37           4.46 N             12/20/96
PBCI            362,975          15.05           14.94           1.37             0.85           5.44 N             12/20/96
PBKB            513,421           5.61            5.35           0.75             0.76          13.20 N             12/20/96
PBNB            459,966           9.78            9.17           2.00             0.96           8.99 N             12/20/96
PCBC             80,394          18.77           18.77           0.94             0.88           4.36 N             12/20/96
PCCI            265,125           9.04            9.04           0.93             1.17          16.14 N             12/20/96
PFDC            280,012          15.24           15.24           1.79             1.15           7.50 N             12/20/96
PFNC            367,171           5.09            5.06           0.73             0.60          11.58 N             12/20/96
PFSB          1,142,473           7.89            6.43           1.75             0.53           5.83 N             12/20/96
PHBK          4,456,244           8.46            7.68           2.13             1.12          13.11 N             12/20/96
PKPS            860,853           8.15            8.15           1.48             1.48          17.88 N             12/20/96
PLE             191,659           7.73            7.48           1.69             0.50           6.40 N             12/20/96
POBS            268,654          24.91           24.91           0.83             2.32           9.50 N             12/20/96
PSAB            677,306           8.49            8.01           1.59             0.73           7.97 N             12/20/96
PSBK            886,043           8.21            7.26           2.41             1.12          13.12 N             12/20/96
PTRS            125,497           8.21            8.21           0.88             0.03           0.27 N             12/20/96
PULS            502,500           7.65            7.65           1.41             0.74           7.02 N             12/20/96
PVFC            345,279           6.51            6.51           1.99             0.94          14.18 N             12/20/96
PVSA            924,365           7.42            7.39           2.22             0.73          10.23 N             12/20/96
PWBC            700,794           6.98            6.37           1.01             0.42           5.47 N             12/20/96
QCBC            737,999           9.03            9.01           0.89             0.22           2.24 N             12/20/96
QCFB            148,321          17.64           17.64           1.51             1.24           6.18 N             12/20/96
QCSB          1,325,872          15.59           15.59           2.96             1.80          10.69 N             12/20/96
RARB            354,176           7.84            7.69           1.98             0.84          11.12 N             12/20/96
RCSB          4,006,755           7.92            7.72           2.26             1.03          12.44 N             12/20/96
RELY          1,829,440           8.17            5.67           1.46             0.50           5.19 N             12/20/96
RFED          9,047,562           5.59            5.35           1.70             0.44           8.52 N             12/20/96
ROSE          3,140,494           6.35            6.35           2.60             0.97          15.05 N             12/20/96
SBCN            209,942          12.09           12.09           0.78             0.17           1.28 N             12/20/96
SCCB             43,232          28.65           28.65           0.68             0.85           2.96 N             12/20/96
SECP          3,494,427          15.89           15.89           4.05             0.84           4.99 N             12/20/96
SFED            166,030          12.75           12.75           1.01             0.45           3.22 N             12/20/96
SFFC             81,059          17.99           17.99           1.19             0.98           4.97 N             12/20/96
SFSB            390,910           6.50            6.46           1.32             0.23           3.21 N             12/20/96
SFSL            599,822           9.27            9.11           1.42             0.90           9.69 N             12/20/96
SHEN            384,088          12.01           12.01           1.10             0.75           5.65 N             12/20/96
SISB          1,284,566           7.56            7.56           4.30             2.06          28.71 N             12/20/96
SMBC            160,124          15.74           15.74           0.92             0.67           4.04 N             12/20/96
SMFC            292,094          10.20           10.20           1.40             0.69           5.95 N             12/20/96
SOPN            263,203          25.46           25.46           1.03             1.27           4.89 N             12/20/96




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                           Tangible                       Return on         ROACE
             Total          Equity/        Equity/          Core         Avg Assets        Before
Ticker      Mst RctQ       Mst RctQ        Mst RctQ          LTM             LTM             LTM      (Y/N)          Date
             Assets         Assets       Tang Assets         EPS        Before Extra        Extra     Merger       Current
             ($000)           (%)            (%)             ($)             (%)             (%)      Target?      Pricing

AADV          1,016,385           8.74            8.12           2.15             0.31           3.18 N             12/20/96
SOSA            510,715           5.69            5.69           0.15             0.48           8.66 N             12/20/96
SPBC          4,276,208           8.69            8.66           1.99             0.59           6.44 N             12/20/96
SSBK            542,191           7.73            7.59           1.66             0.64           7.74 N             12/20/96
STFR          1,404,116           8.92            8.54           1.79             0.81           8.04 N             12/20/96
STND          2,339,731          11.25           11.24           1.04             0.55           4.39 N             12/20/96
STSA          1,531,295           5.51            4.83           0.68             0.14           0.43 N             12/20/96
SVRN          9,364,636           4.91            3.74           0.79             0.57          12.10 N             12/20/96
SWBI            376,277          10.38           10.38           1.35             0.82           6.79 N             12/20/96
SWCB            460,876           8.17            7.75           2.00             0.91          11.17 N             12/20/96
TBK             228,055           6.31            6.07           0.98             0.63          10.17 N             12/20/96
TCB           7,114,466           7.34            7.06           2.75             1.19          16.00 N             12/20/96
THR              87,369          14.48           14.43           0.80             0.52           3.43 N             12/20/96
THRD            663,092          10.81            9.52           1.07             0.63           4.49 N             12/20/96
TRIC             79,475          15.94           15.94           1.04             0.66           3.82 N             12/20/96
TSH             379,590          13.77           13.77           0.98             0.72           4.29 N             12/20/96
TWIN            107,067          12.53           12.53           1.22             0.78           5.78 N             12/20/96
UBMT            107,945          22.53           22.53           1.28             1.20           5.24 N             12/20/96
UFRM            263,582           7.49            7.49           0.41             0.27           3.38 N             12/20/96
VFFC            781,358           7.82            7.60           0.97             1.43          17.98 N             12/20/96
WAMU         22,413,697           7.47            6.89           2.95             0.98          14.34 N             12/20/96
WBST          3,984,454           5.44            4.34           2.76             0.55           9.96 N             12/20/96
WCBI            307,772          15.50           15.50           1.46             0.99           6.33 N             12/20/96
WEFC            201,316          13.79           13.79           0.90             0.56           3.82 N             12/20/96
WFCO            282,833           7.45            7.28           1.04             0.94          12.39 N             12/20/96
WFSL          5,114,978          11.29           10.82           2.09             1.63          13.85 N             12/20/96
WRNB            353,935           9.17            9.17           1.53             1.74          19.52 N             12/20/96
WSB             246,742           8.72            8.72           0.48             0.91          11.60 N             12/20/96
WSFS          1,306,714           6.17            6.12           1.32             1.47          24.49 N             12/20/96
WSTR            566,109          13.83           13.83           1.07             0.58           4.25 N             12/20/96
WVFC            265,820          12.88           12.88           2.00             1.24           8.69 N             12/20/96
YFED          1,154,446           7.95            7.95           1.26             0.61           7.21 N             12/20/96

Maximum      50,588,224          28.65           28.65           7.39             2.32          45.72
Minimum          36,947           3.17            2.63           0.15            (0.03)         (0.86)
Average       1,773,441          10.39           10.13           1.48             0.78           7.99
Median          396,052           8.81            8.28           1.30             0.75           6.84





Removed:
 Merger Targets
Stock with PE ratio
MHC





SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                                          Return on         ROACE
              NPAs/         Price/          Core         Avg Assets        Before
Ticker      Mst RctQ          (x)         Mst RctQ        Mst RctQ        Mst RctQ
             Assets          Core            EPS        Before Extra        Extra
               (%)            EPS            ($)             (%)             (%)

AADV               0.47          14.29           0.56            (1.47)        (15.89)
ABBK               0.25          11.61           0.42             0.76          11.53
ABCW               0.75          12.63           0.70             0.02           0.24
AFFFZ              0.58          39.93           0.18            (0.99)        (14.18)
AHM                2.14          11.74           0.70            (0.65)        (17.34)
ALBK               0.83          12.96           0.61             0.20           2.08
AMFB               0.51          11.38           0.42             0.28           3.66
ANBK                 NA          15.00           0.20            (0.58)         (6.00)
ANDB               1.30           7.43           0.85             1.29          16.83
ASBI               0.41          13.47           0.29            (0.23)         (2.12)
ASFC               0.58          11.73           0.81            (0.18)         (2.28)
BANC               0.72          12.74           0.26             0.21           3.06
BDJI               0.23          16.90           0.27            (0.73)         (5.98)
BFSB                -             9.31           0.47             0.40           2.72
BKC                2.39          10.49           0.67             1.25          14.43
BKCO               1.11           9.20           0.55             0.90          10.83
BKCT               1.45          12.78           0.44             1.27          12.04
BKUNA              0.85          12.59           0.18            (0.08)         (6.05)
BSBC               2.19          12.50           0.08             1.18          13.08
BVFS               0.69           8.65           1.20            (0.25)         (4.14)
CAFI               0.23          11.61           0.35            (0.34)         (4.23)
CAPS               0.12          11.61           0.28            (0.22)         (2.50)
CARV               0.47          16.11           0.13            (0.86)         (9.03)
CASB               0.51          22.22           0.18            (0.43)         (6.95)
CASH               0.20          12.50           0.50             1.09           9.16
CBCI               1.29          13.59           0.60             0.17           1.04
CBCO               1.70          10.97           0.55             0.52           5.32
CBIN               0.13          11.38           0.28            (0.21)         (1.90)
CBNH               0.37          12.05           0.42             0.93          13.10
CBSA               0.57          10.27           0.56            (0.30)         (8.95)
CEBK               1.69          13.45           0.33             0.81           8.23
CENF               1.34           5.24           1.36             0.24           4.73
CFB                1.07          13.09           0.90            (0.25)         (4.10)
CFCP               0.07          17.50           0.30             1.10          18.12
CFFC               0.20          11.67           0.45             0.23           1.68
CFSB               0.20          12.82           0.39            (0.15)         (1.82)
CFX                0.73          11.31           0.34             0.12           1.36
CIBI               0.88          12.31           0.33            (0.44)         (3.61)
CKFB               0.57          22.44           0.22             1.38           5.34
CMRN               0.37          15.63           0.25             1.56           5.88
CNIT               0.77          12.74           0.79            (0.07)         (0.96)
CNSK               1.17          44.53           0.08            (0.41)         (9.65)
COFD               0.43          11.60           0.73             0.34           4.73
COFI               0.31          11.20           0.91             0.15           2.16
CSA                1.53          15.36           0.60            (0.76)        (15.06)
CTBK               1.37           9.45           0.43             0.67          10.33
CTZN               0.91          15.16           0.54            (0.28)         (4.29)
CVAL               0.76          11.88           0.40            (0.29)         (3.17)
CZF                0.22          20.22           0.17            (0.45)         (2.73)
DIBK               0.99           6.96           0.62             1.84          22.10
DME                2.45           9.00           0.42             0.34           6.72
DNFC               0.66          14.57           0.28            (0.31)         (5.44)
DSL                1.36          12.42           0.38            (0.52)         (6.67)
EBSI               1.06          14.50           0.25            (0.09)         (0.94)
EFBI               0.04          20.07           0.19             0.77           5.09
EGFC               1.22          12.72           0.57            (0.07)         (0.95)
EIRE               0.23          10.80           0.44             0.76          11.28
EQSB               0.77           7.90           0.85             0.81          15.35




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                                          Return on         ROACE
              NPAs/         Price/          Core         Avg Assets        Before
Ticker      Mst RctQ          (x)         Mst RctQ        Mst RctQ        Mst RctQ
             Assets          Core            EPS        Before Extra        Extra
               (%)            EPS            ($)             (%)             (%)

AADV               0.47          14.29           0.56            (1.47)        (15.89)
ETFS               0.23          21.55           0.19             0.74           3.82
FBBC               0.10          10.55           0.32             0.77           4.11
FBCI               0.67          15.18           0.28            (0.18)         (1.65)
FBHC               1.31          14.88           0.42            (0.86)        (13.34)
FBSI               0.08          10.14           0.41             0.09           0.57
FCIT               2.58          10.14           0.45            (0.31)         (5.05)
FCME               2.24           7.63           0.25             0.89          18.95
FED                2.15          13.14           0.44            (0.50)        (11.10)
FESX               0.55           8.65           0.39             1.19          15.88
FFBI               0.22          19.84           0.20            (0.70)         (8.84)
FFBS               0.33          17.42           0.33             0.33           1.70
FFBZ               0.49          16.00           0.25            (0.19)         (2.44)
FFCH               1.20          12.10           0.47            (0.37)         (5.90)
FFES               0.54           6.46           0.89             0.10           1.66
FFFC               0.44          15.18           0.35             0.27           1.79
FFFG               2.94          14.69           0.05            (0.63)         (9.56)
FFHC               0.29          12.95           0.55            (0.26)         (3.60)
FFHH               0.06          16.76           0.22             0.12           0.86
FFHS               0.44          14.81           0.27            (0.75)         (8.09)
FFKY               0.06          18.08           0.28             0.32           2.29
FFLC               0.23          15.07           0.34            (0.27)         (1.60)
FFSL               0.40          11.15           0.44            (0.16)         (1.31)
FFSW               0.16          11.04           0.90             0.29           2.45
FFWC               0.10           9.06           0.60             0.21           2.04
FFWD               0.04          11.95           0.34             0.07           0.52
FFYF               0.84          17.48           0.37            (0.34)         (1.94)
FGHC               1.34          13.48           0.16             0.94          11.17
FIBC               3.37           9.87           0.38            (0.51)         (5.06)
FISB               1.76             NM            -               0.01           0.06
FKFS               2.28           9.69           0.50            (0.39)         (4.89)
FKKY                -            33.98           0.08            (0.32)         (1.21)
FLFC               1.22          14.65           0.32             1.05          14.39
FMCO               1.18           8.35           0.52            (0.36)         (5.45)
FMSB               0.02          10.98           0.41             1.03          15.58
FNGB               0.12          12.31           0.33            (0.26)         (2.22)
FOBC               0.14          10.64           0.37            (0.16)         (1.36)
FRC                2.05          13.71           0.31             0.63          11.28
FSBI               0.50           8.64           0.55            (0.30)         (4.36)
FSFC               0.06          11.16           0.21            (0.35)         (3.49)
FSPG               0.78           7.50           0.65             0.72          11.21
FTF                0.08           9.08           0.42             0.52           2.89
FTFC               0.12          10.49           0.56            (0.02)         (0.25)
FTSB               1.27          18.28           0.20             1.28           5.28
GBCI               0.09          13.33           0.45             0.82           8.66
GDW                1.37           4.37           3.74             1.50          24.71
GFCO               0.41          13.49           0.38            (0.62)         (6.61)
GFSB               1.63          11.65           0.44             0.17           1.45
GLBK                -            18.52           0.27             0.74           4.59
GLN                1.76          17.90           0.33            (0.54)        (11.49)
GPT                2.91          15.67           0.78             1.00           9.50
GRTR               7.81          22.71           0.15             0.78           8.45
GSBC               1.83          18.75           0.24             0.30           2.89
GSLC                 NA          12.15           0.18            (0.12)         (2.08)
GTFN               0.42          23.49           0.31            (0.05)         (0.56)
GUPB               0.25          18.18           0.22             0.18           0.93
GWF                1.79          12.14           0.61            (0.36)         (7.23)
HALL               0.04          12.59           0.35            (0.06)         (0.84)




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                                          Return on         ROACE
              NPAs/         Price/          Core         Avg Assets        Before
Ticker      Mst RctQ          (x)         Mst RctQ        Mst RctQ        Mst RctQ
             Assets          Core            EPS        Before Extra        Extra
               (%)            EPS            ($)             (%)             (%)

AADV               0.47          14.29           0.56            (1.47)        (15.89)
HARL                -             8.80           0.54            (0.19)         (3.00)
HAVN               1.01           6.14           1.17             0.02           0.32
HBFW                -            17.79           0.26             0.90           5.64
HBS                2.33          13.04           0.35            (0.04)         (0.26)
HFFC               0.59          11.06           0.39            (0.27)         (2.98)
HFGI               0.23          12.05           0.21             0.10           2.07
HFSA               0.19          17.65           0.17            (0.60)         (3.53)
HHFC               0.19          14.45           0.16             0.74           4.33
HIFS               0.78          11.41           0.40             1.11          11.37
HMCI               3.22          12.17           0.38            (0.89)        (14.33)
HMNF               0.08          17.43           0.26            (0.10)         (0.68)
HOMF               0.45           9.68           0.93             0.27           3.31
HPBC               0.29           9.82           0.42             1.68          15.86
HRBF               0.43          15.89           0.24            (0.28)         (2.08)
HRZB               0.01          13.38           0.25             1.49           9.28
HTHR              10.58             NM          (0.10)           (1.09)        (32.90)
HVFD               0.28          13.21           0.35            (0.71)         (8.22)
IBSF               0.11          20.39           0.19            (0.46)         (2.34)
IFSB                 NA          12.11           0.16            (0.55)         (8.17)
INBI               0.18          30.94           0.10            (1.85)         (9.57)
IPSW               1.81          10.71           0.28             1.24          21.28
IROQ               0.89           7.75           0.54             0.25           2.52
ISBF                 NA          17.31           0.26            (0.11)         (0.68)
IWBK               0.54          13.82           0.59            (0.10)         (1.51)
JSBA               1.02          11.40           0.51            (1.01)        (13.85)
JSBF               1.30          14.96           0.63             1.72           8.08
KNK                0.56          13.95           0.43            (0.03)         (0.30)
KSAV               0.55           9.66           0.54             0.05           0.32
KSBK               1.37           5.81           0.99             0.85          12.28
KYF                 -            17.58           0.16             0.07           0.31
LARK               0.05          12.25           0.38             0.13           0.84
LARL               0.64           9.02           0.44             0.14           1.28
LIFB               0.38          12.46           0.36             0.05           0.43
LISB                 NA          23.70           0.36            (0.14)         (1.46)
LOGN               0.36          11.72           0.24             0.41           1.81
LSBI               1.37          13.18           0.37             0.79           8.31
LSBX               0.85           5.84           0.34             1.76          22.36
LVSB               1.21          12.63           0.49             0.30           2.94
MAFB               0.40          11.10           0.78            (0.04)         (0.55)
MARN               0.95          14.29           0.35             0.29           1.25
MASB               0.27          11.31           0.84             1.12          11.46
MBB                0.78          17.59           0.27            (0.41)         (8.02)
MBB                0.78          17.59           0.27            (0.41)         (8.02)
MBLF               0.19          13.57           0.35             0.20           1.51
MCBN               0.41          14.20           0.33            (0.53)         (6.07)
MCBS               0.15          11.07           0.57             0.57           4.95
MDBK               0.53          12.50           0.52             1.01          11.37
MERI               0.30          16.14           0.49            (0.79)        (10.14)
MFBC                 NA          19.18           0.22            (0.36)         (2.09)
MFFC               0.19          25.34           0.14            (0.27)         (1.45)
MFLR               1.11          14.96           0.28             0.94           9.59
MFSL               0.40          15.51           0.55             0.68           8.33
MGNL               2.52          12.19           0.40             0.54           5.56
MIDC               1.65          12.04           0.41            (0.06)         (0.60)
MIFC               0.05           7.44           0.21             1.28          13.87
MIVI               0.46          12.50           0.24             1.13           6.04
MLBC               0.61           7.53           0.49             0.87          11.86




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                                          Return on         ROACE
              NPAs/         Price/          Core         Avg Assets        Before
Ticker      Mst RctQ          (x)         Mst RctQ        Mst RctQ        Mst RctQ
             Assets          Core            EPS        Before Extra        Extra
               (%)            EPS            ($)             (%)             (%)

AADV               0.47          14.29           0.56            (1.47)        (15.89)
MSBF               0.24          11.88           0.40             0.27           1.30
MWBI               0.47           9.83           0.69            (0.54)         (8.05)
MWBX               1.63          10.94           0.12             1.36          17.31
MWFD               0.24          17.31           0.26             0.21           2.45
NASB               3.12           9.13           0.91             1.33          18.85
NEIB               0.20          12.62           0.27             0.57           3.16
NFSL                 NA          10.52           0.60             1.17          11.18
NHTB               0.94          12.77           0.23            (0.37)         (5.03)
NMSB               1.76          15.63           0.14             0.79           7.49
NSLB                -            20.04           0.17             0.97           4.14
NSSB               1.66          15.93           0.31             1.01           9.72
NSSY               1.99          11.00           0.54             0.82          11.66
NTMG                 NA          26.79           0.07            (0.67)        (12.87)
NWEQ               1.19          16.45           0.19             0.05           0.41
NYB                1.18          10.36           0.89             0.74          13.83
OFCP               0.18          15.18           0.28            (0.56)         (5.68)
OHSL               0.01          17.34           0.30            (0.37)         (3.14)
PALM               3.44          18.05           0.20            (0.60)         (7.35)
PBCI               2.38          16.96           0.28            (0.41)         (2.68)
PBKB               1.02          12.65           0.21             0.75          13.71
PBNB               0.61          13.60           0.51             0.92           9.15
PCBC                 NA          17.00           0.25             0.55           2.83
PCCI               2.24          17.97           0.16             1.08          12.98
PFDC               0.37           9.38           0.52             0.12           0.75
PFNC               0.98          14.73           0.14            (0.68)        (12.79)
PFSB               0.86           9.68           0.52            (0.28)         (3.34)
PHBK               1.03          10.76           0.61             1.29          15.23
PKPS               3.81          13.13           0.10            (0.28)         (3.32)
PLE                0.83           8.79           0.48            (0.55)         (6.91)
POBS               0.17          15.91           0.22             2.19           9.00
PSAB               1.34          10.37           0.47            (0.06)         (0.71)
PSBK               1.03           8.89           0.64             1.13          14.08
PTRS               2.20          23.44           0.20            (1.06)        (12.06)
PULS               1.07          10.44           0.38            (0.45)         (5.69)
PVFC               0.56           3.63           1.05            (0.01)         (0.20)
PVSA               0.26          10.89           0.60            (0.34)         (4.66)
PWBC               0.59          12.05           0.28            (0.16)         (2.33)
QCBC               1.81          20.47           0.20            (0.69)         (7.47)
QCFB                 NA          10.23           0.44             0.39           2.11
QCSB               0.53          15.71           0.77             1.72          11.06
RARB               0.44          10.63           0.55             0.70           9.20
RCSB               0.63          10.75           0.68             1.09          14.78
RELY               0.96          10.09           0.48            (0.31)         (3.73)
RFED               0.74          11.62           0.39             0.08           0.80
ROSE                 NA           9.84           0.81             1.07          16.91
SBCN               0.13          21.18           0.18            (0.52)         (4.22)
SCCB                 NA          20.83           0.18             0.15           0.52
SECP               0.10          15.31           1.20             0.33           2.04
SFED               0.61          10.24           0.36            (0.30)         (2.31)
SFFC               0.43          12.68           0.34             0.34           1.82
SFSB               0.27          11.25           0.45            (0.47)         (6.93)
SFSL               0.21           9.53           0.40             0.19           2.04
SHEN               0.50             NM            -               0.01           0.09
SISB               0.50           3.13           1.82             3.35          46.25
SMBC               0.71          14.38           0.25            (0.25)         (1.52)
SMFC               0.06          11.75           0.46             0.26           2.42
SOPN               0.10          16.74           0.28             0.46           1.80




SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

               EXHIBIT II.1 - PUBLICLY TRADED THRIFTS  - SELECT

                                                          Return on         ROACE
              NPAs/         Price/          Core         Avg Assets        Before
Ticker      Mst RctQ          (x)         Mst RctQ        Mst RctQ        Mst RctQ
             Assets          Core            EPS        Before Extra        Extra
               (%)            EPS            ($)             (%)             (%)

AADV               0.47          14.29           0.56            (1.47)        (15.89)
SOSA               8.41          12.50           0.04             0.48           8.47
SPBC               0.47          12.28           0.57            (0.33)         (3.67)
SSBK               0.08          14.76           0.36            (0.31)         (3.88)
STFR               0.28          16.67           0.39            (0.13)         (1.34)
STND               0.16          16.02           0.32            (0.17)         (1.53)
STSA               0.58             NM            -              (0.88)        (24.96)
SVRN               0.55             NM            -                -            (1.62)
SWBI               0.22          14.02           0.33            (0.16)         (1.43)
SWCB               0.77          11.59           0.62             0.93          11.68
TBK                2.78          23.08           0.13             0.66          10.67
TCB                0.76          16.18           0.68             0.31           4.03
THR                1.22          16.05           0.22            (0.42)         (2.89)
THRD               0.32          13.90           0.29            (0.15)         (1.16)
TRIC               0.07          17.31           0.26            (0.13)         (0.83)
TSH                  NA          11.85           0.29            (0.27)         (1.88)
TWIN               0.40          12.68           0.34            (0.18)         (1.42)
UBMT               0.62          15.04           0.32             0.14           0.60
UFRM               1.01             NM          (0.02)           (1.32)        (16.96)
VFFC               2.32          12.15           0.27             0.10           1.25
WAMU               0.56          13.53           0.79             0.72          10.16
WBST               0.85          11.64           0.82             0.50           9.06
WCBI               0.53          12.80           0.42             0.14           0.89
WEFC               0.27          11.61           0.28            (0.29)         (2.07)
WFCO               0.40           9.58           0.30             0.87          11.34
WFSL               0.79          11.28           0.59             1.13           9.78
WRNB               1.75          10.26           0.39             1.81          19.74
WSB                0.95           7.81           0.16             1.13          13.38
WSFS               2.76           5.39           0.47             1.92          32.02
WSTR               0.06          15.96           0.28            (0.13)         (0.91)
WVFC               0.36          11.11           0.54             0.37           2.91
YFED               1.62          19.94           0.21            (0.56)         (6.82)

Maximum           10.58          44.53           3.74             3.35          46.25
Minimum             -              -            (0.10)           (1.85)        (32.90)
Average            0.88          13.26           0.42             0.20           1.74
Median             0.57          12.61           0.36             0.09           0.55


Removed:
 Merger Targets
Stock with PE ratio
MHC





SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

                   EXHIBIT II.2-ALL SOUTHEAST REGION THRIFTS


                                                                                               Deposit
                                                                                              Insurance
                                                                                                Agency
Ticker        Short Name                             City                State     Region     (BIF/SAIF)     Exchange
AMFB          American Federal Bank, FSB             Greenville            SC        SE          SAIF         NASDAQ
BANC          BankAtlantic Bancorp, Inc.             Fort Lauderdale       FL        SE          SAIF         NASDAQ
BFSB          Bedford Bancshares, Inc.               Bedford               VA        SE          SAIF         NASDAQ
BKUNA         BankUnited Financial Corp.             Coral Gables          FL        SE          SAIF         NASDAQ
CCFH          CCF Holding Company                    Jonesboro             GA        SE          SAIF         NASDAQ
CFCP          Coastal Financial Corp.                Myrtle Beach          SC        SE          SAIF         NASDAQ
CFFC          Community Financial Corp.              Staunton              VA        SE          SAIF         NASDAQ
CFNC          Carolina Fincorp, Inc.                 Rockingham            NC        SE          SAIF         NASDAQ
CFTP          Community Federal Bancorp              Tupelo                MS        SE          SAIF         NASDAQ
CMSV          Community Savings, MHC                 North Palm Beach      FL        SE          SAIF         NASDAQ
CNIT          CENIT Bancorp, Inc.                    Norfolk               VA        SE          SAIF         NASDAQ
COOP          Cooperative Bankshares, Inc.           Wilmington            NC        SE          SAIF         NASDAQ
EBSI          Eagle Bancshares                       Tucker                GA        SE          SAIF         NASDAQ
ESX           Essex Bancorp, Inc.                    Norfolk               VA        SE          SAIF          AMSE
FFBH          First Federal Bancshares of AR         Harrison              AR        SE          SAIF         NASDAQ
FFBS          FFBS BanCorp, Inc.                     Columbus              MS        SE          SAIF         NASDAQ
FFCH          First Financial Holdings Inc.          Charleston            SC        SE          SAIF         NASDAQ
FFFC          FFVA Financial Corp.                   Lynchburg             VA        SE          SAIF         NASDAQ
FFFG          F.F.O. Financial Group, Inc.           St. Cloud             FL        SE          SAIF         NASDAQ
FFFL          Fidelity FSB of Florida, MHC           West Palm Beach       FL        SE          SAIF         NASDAQ
FFLC          FFLC Bancorp, Inc.                     Leesburg              FL        SE          SAIF         NASDAQ
FFML          First Family Financial Corp.           Eustis                FL        SE          SAIF         NASDAQ
FFPB          First Palm Beach Bancorp, Inc.         West Palm Beach       FL        SE          SAIF         NASDAQ
FFPC          Florida First Bancorp, Inc.            Panama City           FL        SE          SAIF         NASDAQ
FFRV          Fidelity Financial Bankshares          Richmond              VA        SE          SAIF         NASDAQ
FGHC          First Georgia Holding, Inc.            Brunswick             GA        SE          SAIF         NASDAQ
FLAG          FLAG Financial Corp.                   LaGrange              GA        SE          SAIF         NASDAQ
FLFC          First Liberty Financial Corp.          Macon                 GA        SE          SAIF         NASDAQ
FOBC          Fed One Bancorp                        Wheeling              WV        SE          SAIF         NASDAQ
FSFC          First Southeast Financial Corp         Anderson              SC        SE          SAIF         NASDAQ
FTF           Texarkana First Financial Corp         Texarkana             AR        SE          SAIF          AMSE
GSFC          Green Street Financial Corp.           Fayetteville          NC        SE          SAIF         NASDAQ
GSLC          Guaranty Financial Corp.               Charlottesville       VA        SE          SAIF         NASDAQ
HARB          Harbor Federal Savings Bk, MHC         Fort Pierce           FL        SE          SAIF         NASDAQ
HBS           Haywood Bancshares, Inc.               Waynesville           NC        SE          BIF           AMSE
HFNC          HFNC Financial Corp.                   Charlotte             NC        SE          SAIF         NASDAQ
KSAV          KS Bancorp, Inc.                       Kenly                 NC        SE          SAIF         NASDAQ
LIFB          Life Bancorp, Inc.                     Norfolk               VA        SE          SAIF         NASDAQ
MBSP          Mitchell Bancorp, Inc.                 Spruce Pine           NC        SE          SAIF         NASDAQ
MGNL          Magna Bancorp, Inc.                    Hattiesburg           MS        SE          SAIF         NASDAQ
NFSL          Newnan Holdings, Inc.                  Newnan                GA        SE          SAIF         NASDAQ
OCWN          Ocwen Financial Corporation            West Palm Beach       FL        SE          SAIF         NASDAQ
PALM          Palfed, Inc.                           Aiken                 SC        SE          SAIF         NASDAQ
PDB           Piedmont Bancorp, Inc.                 Hillsborough          NC        SE          SAIF          AMSE
PERT          Perpetual Bank, MHC                    Anderson              SC        SE          SAIF         NASDAQ
PFSL          Pocahontas FS&LA, MHC                  Pocahontas            AR        SE          SAIF         NASDAQ
PLE           Pinnacle Bank                          Jasper                AL        SE          SAIF          AMSE
SCCB          S. Carolina Community Bancshrs         Winnsboro             SC        SE          SAIF         NASDAQ
SOPN          First Savings Bancorp, Inc.            Southern Pines        NC        SE          SAIF         NASDAQ
SRN           Southern Banc Company, Inc             Gadsden               AL        SE          SAIF          AMSE
SSB           Scotland Bancorp, Inc                  Laurinburg            NC        SE          SAIF          AMSE
SSFC          South Street Financial Corp.           Albemarle             NC        SE          SAIF         NASDAQ
SSM           Stone Street Bancorp, Inc.             Mocksville            NC        SE          SAIF          AMSE
SZB           SouthFirst Bancshares, Inc.            Sylacauga             AL        SE          SAIF          AMSE

SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

                   EXHIBIT II.2-ALL SOUTHEAST REGION THRIFTS


                                                                                               Deposit
                                                                                              Insurance
                                                                                                Agency
Ticker        Short Name                             City                State     Region     (BIF/SAIF)     Exchange
TWIN          Twin City Bancorp                      Bristol               TN        SE          SAIF         NASDAQ
UFRM          United Federal Savings Bank            Rocky Mount           NC        SE          SAIF         NASDAQ
VABF          Virginia Beach Fed. Financial          Virginia Beach        VA        SE          SAIF         NASDAQ
VFFC          Virginia First Financial Corp.         Petersburg            VA        SE          SAIF         NASDAQ

Maximum
Minimum
Average
Median

SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

                   EXHIBIT II.2-ALL SOUTHEAST REGION THRIFTS

                          Current        Current         Price/          Current         Current
                            ($)           ($M)             (x)              (%)            (%)             (%)
                           Stock          Market           LTM             Price/      Price/ Tang        Price/
Ticker      IPO Date       Price          Value          Core EPS       Book Value      Book Value         Assets
AMFB        01/19/89        19.125         209.82           12.26          193.18          209.02          15.02
BANC        11/29/83        13.250         194.01           13.95          139.62          150.23           8.99
BFSB        08/22/94        17.500          20.01           11.74          103.24          103.24          15.71
BKUNA       12/11/85         9.063          49.43           18.50          115.45          122.14           6.27
CCFH        07/12/95        15.188          13.91             NA           102.21          102.21          21.65
CFCP        09/26/90        21.000          72.16           19.27          261.19          261.19          15.94
CFFC        03/30/88        21.000          26.71           12.73          119.39          119.39          16.61
CFNC        11/25/96        13.500          25.00             NA              NA              NA             NA
CFTP        03/26/96        16.875          72.26             NA           107.69          107.69          35.42
CMSV        10/24/94        18.000          88.12           16.36          116.96          116.96          14.03
CNIT        08/06/92        40.250          65.75           16.63          136.21          149.52           9.58
COOP        08/21/91        20.250          30.21             NM           119.82          119.82           9.23
EBSI        04/01/86        14.500          66.01           11.07          114.90          114.90          10.28
ESX            NA            1.938           2.04             NM             NM              NM             1.19
FFBH        05/03/96        15.750          81.17             NA            97.40           97.40          15.93
FFBS        07/01/93        23.000          36.12           20.18          138.39          138.39          28.73
FFCH        11/10/83        22.750         144.63           12.30          152.58          152.58           9.35
FFFC        10/12/94        21.250         106.73           16.73          125.96          128.63          20.13
FFFG        10/13/88         2.938          24.77           13.35          131.75          131.75           7.96
FFFL        01/07/94        18.000         121.03           23.08          150.75          152.28          14.12
FFLC        01/04/94        20.500          51.13           16.80           95.00           95.00          15.41
FFML        10/22/92        22.000          11.99           18.03          137.76          137.76           7.02
FFPB        09/29/93        23.125         117.78           70.08          111.71          114.76           7.90
FFPC        11/06/86        11.375          38.63           14.58          185.87          185.87          13.00
FFRV        05/01/86        25.000          57.47           18.66          207.13          207.13          17.45
FGHC        02/11/87         8.625          17.45           15.97          145.69          163.66          12.12
FLAG        12/11/86        10.750          21.90          107.50          108.70          108.70           9.57
FLFC        12/06/83        18.750         113.81           15.37          164.62          194.50          11.36
FOBC        01/19/95        15.750          38.87           11.93           94.77           99.87          11.50
FSFC        10/08/93         9.375          41.14           13.20          124.17          124.17          12.49
FTF         07/07/95        15.250          28.74            9.47          108.77          108.77          17.34
GSFC        04/04/96        15.500          66.62             NA           107.12          107.12          37.80
GSLC           NA            8.750           8.09           14.58          127.00          127.00           6.98
HARB        01/06/94        34.250         169.01           14.57          199.24          208.08          15.98
HBS         12/18/87        18.250          21.92           16.29          109.15          113.64          16.75
HFNC        12/29/95        18.000         309.47             NA           124.91          124.91          36.62
KSAV        12/30/93        20.875          13.85           12.89          100.22          100.31          14.40
LIFB        10/11/94        17.938         176.63           15.60          121.45          125.62          12.57
MBSP        07/12/96        14.250          13.96             NA            94.87           94.87          39.92
MGNL        03/13/91        19.500         267.95           12.83          212.88          223.37          20.58
NFSL        03/01/86        25.250          40.08           10.61          173.90          224.64          15.66
OCWN           NA           27.250         728.69             NA           421.83            NA            33.11
PALM        12/15/85        14.438          75.48           19.78          142.95          149.93          11.44
PDB         12/08/95        10.625          29.23             NA            78.47           78.47          22.13
PERT        10/26/93        24.250          36.49           18.37          125.45            NA            17.39
PFSL        04/05/94        17.250          28.02           11.13          123.48          123.48           7.34
PLE         12/17/86        16.875          15.02            9.99          101.35          105.07           7.83
SCCB        07/07/94        15.000          11.03           22.06           89.07           89.07          25.51
SOPN        01/06/94        18.750          70.20           18.20          104.75          104.75          26.67
SRN         10/05/95        13.125          18.14             NA            92.30           93.28          16.81
SSB         04/01/96        14.250          26.22             NA           105.79          105.79          38.21
SSFC        10/03/96        14.125          63.51             NA              NA              NA              NA
SSM         04/01/96        20.000          36.50             NA            97.61           97.61          34.32
SZB         02/14/95        12.875          10.80           37.87           85.15           85.15          12.27

SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

                   EXHIBIT II.2-ALL SOUTHEAST REGION THRIFTS


                          Current        Current         Price/          Current         Current
                           Stock          Market           LTM             Price/      Price/ Tang        Price/
                           Price          Value          Core EPS       Book Value      Book Value         Assets
Ticker      IPO Date        ($)           ($M)             (x)              (%)            (%)             (%)
TWIN         01/04/95      17.250          14.84           14.14          110.72          110.72          13.87
UFRM         07/01/80       8.125          24.90           19.82          126.16          126.16           9.45
VABF         11/01/80       9.375          46.57           34.72          116.75          116.75           7.71
VFFC         01/01/78      13.125          75.38           13.53          123.36          127.18           9.65


Maximum                    40.250         728.69          107.50          421.83          261.19          39.92
Minimum                     1.938           2.04            9.47           78.47           78.47           1.19
Average                    16.981          75.64           19.69          133.21          131.71          16.47
Median                     17.063          39.48           15.60          119.82          119.82          14.26

SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

                   EXHIBIT II.2-ALL SOUTHEAST REGION THRIFTS

                                                           Tangible                      Return on        ROACE
           Current        Total             Equity/         Equity/        Core          Avg Assets       Before
           Dividend       Assets            Assets        Tang Assets      EPS          Before Extra      Extra
            Yield        ($000)               (%)             (%)          ($)              (%)            (%)
Ticker       (%)         Mst RctQ           Mst RctQ        Mst RctQ        LTM             LTM            LTM

AMFB         2.09       1,394,874              7.76           7.22          1.56           1.05           13.04
BANC         1.10       2,170,480              6.44           6.01          0.95           0.85           10.90
BFSB         2.74         127,360             14.31          14.31          1.49           1.10            6.98
BKUNA         -           824,360              8.38           8.11          0.49           0.36            1.23
CCFH         2.63          79,325             21.19          21.19           NA            0.97            4.91
CFCP         2.10         452,809              6.10           6.10          1.09           1.04           17.09
CFFC         2.48         160,791             13.92          13.92          1.65           1.02            7.45
CFNC          -            94,110              9.18           9.18           NA            0.64             NA
CFTP         1.78         204,022             32.91          32.91           NA            1.15            4.38
CMSV         4.44         626,045             11.99          11.99          1.10           0.88            7.10
CNIT         2.48         685,962              7.04           6.45          2.42           0.40             5.61
COOP          -           327,198              7.70           7.70         (0.18)         (1.14)          (12.26)
EBSI         4.14         642,136              8.94           8.94          1.31           0.65             7.78
ESX           -           171,498              8.65           8.52         (4.78)         (2.57)         (143.45)
FFBH          -           509,605             16.35          16.35           NA             NA              NA
FFBS         2.17         125,727             19.59          19.59          1.14           1.09             5.51
FFCH         3.17       1,546,149              6.13           6.13          1.85           0.48             7.55
FFFC         1.88         530,095             14.85          14.59          1.27           0.99             6.28
FFFG          -           311,028              6.05           6.05          0.22           0.21             3.28
FFFL         4.44         857,366              9.37           9.28          0.78           0.39             3.90
FFLC         1.95         335,993             16.22          16.22          1.22           0.63             3.72
FFML          -           170,718              5.10           5.10          1.22           0.41             7.37
FFPB         2.60       1,490,020              7.08           6.90          0.33           0.04             0.52
FFPC         2.11         297,244              7.00           7.00          0.78           0.59             8.60
FFRV         0.80         329,233              8.43           8.42          1.34           0.66             7.73
FGHC         0.93         144,022              8.30           7.46          0.54           0.89            10.65
FLAG         3.16         228,914              8.80           8.80          0.10          (0.07)           (0.75)
FLFC         2.13         991,226              7.66           6.67          1.22           1.03            14.22
FOBC         3.68         341,528             11.68          11.14          1.32           0.70             5.72
FSFC         2.13         329,336             10.06          10.06          0.71          (0.03)           (0.19)
FTF          2.95         165,747             15.94          15.94          1.61           1.46             7.34
GSFC         2.58         176,231             35.28          35.28           NA            1.23             3.31
GSLC         1.14         115,229              5.50           5.50          0.60           0.44             7.22
HARB         3.50       1,057,443              8.02           7.71          2.35           0.91            10.51
HBS          3.07         130,859             15.34          14.83          1.12           0.70             4.57
HFNC         1.56         845,074             29.32          29.32           NA            1.04             3.52
KSAV         2.87          96,150             14.37          14.36          1.62           0.82             5.30
LIFB         2.45       1,404,760             10.35          10.05          1.15           0.65             4.87
MBSP          -            34,980             42.08          42.08           NA             NA               NA
MGNL         3.08       1,302,239              9.66           9.25          1.52           1.37            13.79
NFSL         1.74         255,946              9.00           7.11          2.38           2.09            18.60
OCWN          -         2,200,772              7.85            NA            NA             NA               NA
PALM         0.55         659,902              8.00           7.66          0.73           0.37             4.46
PDB          3.77         132,067             28.19          28.19           NA            1.25             4.77
PERT          -           209,827             13.86            NA           1.32           0.73             6.02
PFSL         4.87         381,562              5.95           5.95          1.55           0.54             8.98
PLE          4.27         191,659              7.73           7.48          1.69           0.50             6.40
SCCB         4.00          43,232             28.65          28.65          0.68           0.85             2.96
SOPN         3.63         263,203             25.46          25.46          1.03           1.27             4.89
SRN          2.67         107,874             18.22          18.06           NA            0.22             1.20
SSB          2.11          68,622             36.13          36.13           NA            1.18             4.31
SSFC          -           217,954              9.57           9.57           NA            0.27              NA
SSM          2.20         106,373             35.14          35.14           NA             NA               NA
SZB          3.88          90,542             14.41          14.41          0.34           0.57             3.50

SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

                   EXHIBIT II.2-ALL SOUTHEAST REGION THRIFTS


                                                           Tangible                      Return on        ROACE
           Current        Total            Equity/         Equity/        Core           Avg Assets       Before
           Dividend       Assets            Assets        Tang Assets      EPS          Before Extra      Extra
            Yield        ($000)               (%)             (%)          ($)              (%)            (%)

TWIN         3.71       107,067             12.53          12.53          1.22           0.78             5.78
UFRM         2.46         263,582              7.49           7.49          0.41           0.27             3.38
VABF         1.71         604,060              6.60           6.60          0.27           0.03             0.51
VFFC         0.76         781,358              7.82           7.60          0.97           1.43            17.98


Maximum      4.87       2,200,772             42.08          42.08          2.42           2.09           18.60
Minimum       -            34,980              5.10           5.10         (4.78)         (2.57)        (143.45)
Average      2.12         491,612             13.72          13.65          0.97           0.66            3.25
Median       2.15         280,413              9.47           9.27          1.14           0.70            5.56

SOURCE: SNL SECURITIES AND F&C CALCULATIONS.

FERGUSON & CO., LLP

                   EXHIBIT II.2-ALL SOUTHEAST REGION THRIFTS

                                                                                          Return on         ROACE
                                           NPAs/           Price/           Core         Avg Assets         Before
               Merger      Current        Assets           Core              EPS         Before Extra       Extra
               Target?     Pricing          (%)             EPS              ($)             (%)             (%)
Ticker         (Y/N)         Date        Mst RctQ           (x)            Mst RctQ       Mst RctQ         Mst RctQ
AMFB            N          12/20/96          0.51           11.38             0.42           0.28             3.66
BANC            N          12/20/96          0.72           12.74             0.26           0.21             3.06
BFSB            N          12/20/96           -              9.31             0.47           0.40             2.72
BKUNA           N          12/20/96          0.85           12.59             0.18          (0.08)           (6.05)
CCFH            N          12/20/96          0.92           21.09             0.18           0.97             4.58
CFCP            N          12/20/96          0.07           17.50             0.30           1.10            18.12
CFFC            N          12/20/96          0.20           11.67             0.45           0.23             1.68
CFNC            N          12/20/96          0.06             NA               NA             NA               NA
CFTP            N          12/20/96          0.35           21.09             0.20           0.61             1.84
CMSV            N          12/20/96          0.53           10.98             0.41           1.14             9.55
CNIT            N          12/20/96          0.77           12.74             0.79          (0.07)           (0.96)
COOP            N          12/20/96          0.22             NM             (0.64)         (5.36)          (58.34)
EBSI            N          12/20/96          1.06           14.50             0.25          (0.09)           (0.94)
ESX             N          12/20/96          3.41             NM             (0.60)         (1.18)         (614.26)
FFBH            N          12/20/96          0.15           14.06             0.28          (0.21)           (1.25)
FFBS            N          12/20/96          0.33           17.42             0.33           0.33             1.70
FFCH            N          12/20/96          1.20           12.10             0.47          (0.37)           (5.90)
FFFC            N          12/20/96          0.44           15.18             0.35           0.27             1.79
FFFG            N          12/20/96          2.94           14.69             0.05          (0.63)           (9.56)
FFFL            N          12/20/96          0.40           20.45             0.22          (0.44)           (4.55)
FFLC            N          12/20/96          0.23           15.07             0.34          (0.27)           (1.60)
FFML            Y          12/20/96          0.43           55.00             0.10          (1.27)          (23.12)
FFPB            N          12/20/96           NA              NM             (1.07)         (2.01)          (26.81)
FFPC            Y          12/20/96          0.78           14.97             0.19          (0.46)           (6.51)
FFRV            Y          12/20/96          1.14           18.38             0.34          (0.28)           (3.28)
FGHC            N          12/20/96          1.34           13.48             0.16           0.94            11.17
FLAG            N          12/20/96          3.67             NM             (0.46)         (2.81)          (30.67)
FLFC            N          12/20/96          1.22           14.65             0.32           1.05            14.39
FOBC            N          12/20/96          0.14           10.64             0.37          (0.16)           (1.36)
FSFC            N          12/20/96          0.06           11.16             0.21          (0.35)           (3.49)
FTF             N          12/20/96          0.08            9.08             0.42           0.52             2.89
GSFC            N          12/20/96          0.20           17.61             0.22           0.80             2.25
GSLC            N          12/20/96           NA            12.15             0.18          (0.12)           (2.08)
HARB            N          12/20/96          0.50           12.59             0.68           0.15             1.82
HBS             N          12/20/96          2.33           13.04             0.35          (0.04)           (0.26)
HFNC            N          12/20/96          1.15           25.00             0.18           0.38             1.26
KSAV            N          12/20/96          0.55            9.66             0.54           0.05             0.32
LIFB            N          12/20/96          0.38           12.46             0.36           0.05             0.43
MBSP            N          12/20/96          2.56             NA               NA            0.49             1.20
MGNL            N          12/20/96          2.52           12.19             0.40           0.54             5.56
NFSL            N          12/20/96           NA            10.52             0.60           1.17            11.18
OCWN            N          12/20/96          5.35           19.46             0.35           2.07            24.85
PALM            N          12/20/96          3.44           18.05             0.20          (0.60)           (7.35)
PDB             N          12/20/96          0.55           13.28             0.20           0.56             1.95
PERT            N          12/20/96           NA            18.95             0.32          (0.14)           (1.12)
PFSL            N          12/20/96          0.16            7.44             0.58           0.45             7.51
PLE             N          12/20/96          0.83            8.79             0.48          (0.55)           (6.91)
SCCB            N          12/20/96           NA            20.83             0.18           0.15             0.52
SOPN            N          12/20/96          0.10           16.74             0.28           0.46             1.80
SRN             N          12/20/96           -             23.44             0.14          (0.80)           (4.30)
SSB             N          12/20/96           -             17.81             0.20           0.67             1.87
SSFC            N          12/20/96           NA              NA               NA           (0.19)             NA
SSM             N          12/20/96          0.01           15.63             0.32           1.01             2.84
SZB             N          12/20/96          0.13           24.76             0.13           0.84             5.69

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                   EXHIBIT II.2-ALL SOUTHEAST REGION THRIFTS

                                                                                          Return on         ROACE
                                           NPAs/           Price/           Core         Avg Assets         Before
               Merger      Current        Assets           Core              EPS         Before Extra       Extra
               Target?     Pricing          (%)             EPS              ($)             (%)             (%)
Ticker         (Y/N)         Date        Mst RctQ           (x)            Mst RctQ       Mst RctQ         Mst RctQ
TWIN             N         12/20/96        0.40           12.68             0.34          (0.18)           (1.42)
UFRM             N         12/20/96        1.01             NM             (0.02)         (1.32)          (16.96)
VABF             N         12/20/96        1.42           18.03             0.13          (0.90)          (13.45)
VFFC             N         12/20/96        2.32           12.15             0.27           0.10             1.25


Maximum                                    5.35           55.00             0.79           2.07            24.85
Minimum                                    -               7.44            (1.07)         (5.36)         (614.26)
Average                                    0.96           15.70             0.23          (0.05)          (12.55)
Median                                     0.52           14.28             0.28           0.05             0.48

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                   EXHIBIT II.2A-SOUTHEAST THRIFTS - SELECT


                                                                                               Deposit
Ticker        Short Name                             City                State     Region     (BIF/SAIF)     Exchange     IPO Date
                                                                                              Insurance
                                                                                               Agency
AMFB          American Federal Bank, FSB             Greenville            SC        SE          SAIF         NASDAQ      01/19/89
BANC          BankAtlantic Bancorp, Inc.             Fort Lauderdale       FL        SE          SAIF         NASDAQ      11/29/83
BFSB          Bedford Bancshares, Inc.               Bedford               VA        SE          SAIF         NASDAQ      08/22/94
BKUNA         BankUnited Financial Corp.             Coral Gables          FL        SE          SAIF         NASDAQ      12/11/85
CFCP          Coastal Financial Corp.                Myrtle Beach          SC        SE          SAIF         NASDAQ      09/26/90
CFFC          Community Financial Corp.              Staunton              VA        SE          SAIF         NASDAQ      03/30/88
CNIT          CENIT Bancorp, Inc.                    Norfolk               VA        SE          SAIF         NASDAQ      08/06/92
EBSI          Eagle Bancshares                       Tucker                GA        SE          SAIF         NASDAQ      04/01/86
FFBS          FFBS BanCorp, Inc.                     Columbus              MS        SE          SAIF         NASDAQ      07/01/93
FFCH          First Financial Holdings Inc.          Charleston            SC        SE          SAIF         NASDAQ      11/10/83
FFFC          FFVA Financial Corp.                   Lynchburg             VA        SE          SAIF         NASDAQ      10/12/94
FFFG          F.F.O. Financial Group, Inc.           St. Cloud             FL        SE          SAIF         NASDAQ      10/13/88
FFLC          FFLC Bancorp, Inc.                     Leesburg              FL        SE          SAIF         NASDAQ      01/04/94
FGHC          First Georgia Holding, Inc.            Brunswick             GA        SE          SAIF         NASDAQ      02/11/87
FLFC          First Liberty Financial Corp.          Macon                 GA        SE          SAIF         NASDAQ      12/06/83
FOBC          Fed One Bancorp                        Wheeling              WV        SE          SAIF         NASDAQ      01/19/95
FSFC          First Southeast Financial Corp         Anderson              SC        SE          SAIF         NASDAQ      10/08/93
FTF           Texarkana First Financial Corp         Texarkana             AR        SE          SAIF          AMSE       07/07/95
GSLC          Guaranty Financial Corp.               Charlottesville       VA        SE          SAIF         NASDAQ         NA
HBS           Haywood Bancshares, Inc.               Waynesville           NC        SE          BIF           AMSE       12/18/87
KSAV          KS Bancorp, Inc.                       Kenly                 NC        SE          SAIF         NASDAQ      12/30/93
LIFB          Life Bancorp, Inc.                     Norfolk               VA        SE          SAIF         NASDAQ      10/11/94
MGNL          Magna Bancorp, Inc.                    Hattiesburg           MS        SE          SAIF         NASDAQ      03/13/91
NFSL          Newnan Holdings, Inc.                  Newnan                GA        SE          SAIF         NASDAQ      03/01/86
PALM          Palfed, Inc.                           Aiken                 SC        SE          SAIF         NASDAQ      12/15/85
PLE           Pinnacle Bank                          Jasper                AL        SE          SAIF          AMSE       12/17/86
SCCB          S. Carolina Community Bancshrs         Winnsboro             SC        SE          SAIF         NASDAQ      07/07/94
SOPN          First Savings Bancorp, Inc.            Southern Pines        NC        SE          SAIF         NASDAQ      01/06/94
TWIN          Twin City Bancorp                      Bristol               TN        SE          SAIF         NASDAQ      01/04/95
UFRM          United Federal Savings Bank            Rocky Mount           NC        SE          SAIF         NASDAQ      07/01/80
VFFC          Virginia First Financial Corp.         Petersburg            VA        SE          SAIF         NASDAQ      01/01/78

Maximum
Minimum
Average
Median

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                   EXHIBIT II.2A-ALL SOUTHEAST THRIFTS - SELECT


           Current       Current        Price/          Current         Current                        Current
Ticker       ($)           ($M)          (x)              (%)             (%)            (%)             (%)
            Stock         Market         LTM             Price/       Price/ Tang       Price/        Dividend
            Price         Value        Core EPS        Book Value     Book Value        Assets          Yield
AMFB       19.125         209.82          12.26          193.18          209.02          15.02          2.09
BANC       13.250         194.01          13.95          139.62          150.23           8.99          1.10
BFSB       17.500          20.01          11.74          103.24          103.24          15.71          2.74
BKUNA       9.063          49.43          18.50          115.45          122.14           6.27          -
CFCP       21.000          72.16          19.27          261.19          261.19          15.94          2.10
CFFC       21.000          26.71          12.73          119.39          119.39          16.61          2.48
CNIT       40.250          65.75          16.63          136.21          149.52           9.58          2.48
EBSI       14.500          66.01          11.07          114.90          114.90          10.28          4.14
FFBS       23.000          36.12          20.18          138.39          138.39          28.73          2.17
FFCH       22.750         144.63          12.30          152.58          152.58           9.35          3.17
FFFC       21.250         106.73          16.73          125.96          128.63          20.13          1.88
FFFG        2.938          24.77          13.35          131.75          131.75           7.96          -
FFLC       20.500          51.13          16.80           95.00           95.00          15.41          1.95
FGHC        8.625          17.45          15.97          145.69          163.66          12.12          0.93
FLFC       18.750         113.81          15.37          164.62          194.50          11.36          2.13
FOBC       15.750          38.87          11.93           94.77           99.87          11.50          3.68
FSFC        9.375          41.14          13.20          124.17          124.17          12.49          2.13
FTF        15.250          28.74           9.47          108.77          108.77          17.34          2.95
GSLC        8.750           8.09          14.58          127.00          127.00           6.98          1.14
HBS        18.250          21.92          16.29          109.15          113.64          16.75          3.07
KSAV       20.875          13.85          12.89          100.22          100.31          14.40          2.87
LIFB       17.938         176.63          15.60          121.45          125.62          12.57          2.45
MGNL       19.500         267.95          12.83          212.88          223.37          20.58          3.08
NFSL       25.250          40.08          10.61          173.90          224.64          15.66          1.74
PALM       14.438          75.48          19.78          142.95          149.93          11.44          0.55
PLE        16.875          15.02           9.99          101.35          105.07           7.83          4.27
SCCB       15.000          11.03          22.06           89.07           89.07          25.51          4.00
SOPN       18.750          70.20          18.20          104.75          104.75          26.67          3.63
TWIN       17.250          14.84          14.14          110.72          110.72          13.87          3.71
UFRM        8.125          24.90          19.82          126.16          126.16           9.45          2.46
VFFC       13.125          75.38          13.53          123.36          127.18           9.65          0.76

Maximum    40.250         267.95          22.06          261.19          261.19          28.73          4.27
Minimum     2.938           8.09           9.47           89.07           89.07           6.27          -
Average    17.032          68.47          14.90          132.51          138.53          14.07          2.32
Median     17.500          41.14          14.14          124.17          126.16          12.57          2.45


SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                  EXHIBIT II.2A-ALL SOUTHEAST THRIFTS - SELECT


                                          Tangible                   Return on           ROACE
            Total          Equity/         Equity/         Core      Avg Assets          Before
Ticker     Mst RctQ        Mst RctQ       Mst RctQ         LTM           LTM              LTM      (Y/N)           Date
            Assets         Assets        Tang Assets       EPS       Before Extra        Extra     Merger        Current
            ($000)          (%)              (%)           ($)           (%)              (%)      Target?       Pricing
AMFB       1,394,874         7.76           7.22          1.56          1.05              13.04       N          12/20/96
BANC       2,170,480         6.44           6.01          0.95          0.85              10.90       N          12/20/96
BFSB         127,360        14.31          14.31          1.49          1.10               6.98       N          12/20/96
BKUNA        824,360         8.38           8.11          0.49          0.36               1.23       N          12/20/96
CFCP         452,809         6.10           6.10          1.09          1.04              17.09       N          12/20/96
CFFC         160,791        13.92          13.92          1.65          1.02               7.45       N          12/20/96
CNIT         685,962         7.04           6.45          2.42          0.40               5.61       N          12/20/96
EBSI         642,136         8.94           8.94          1.31          0.65               7.78       N          12/20/96
FFBS         125,727        19.59          19.59          1.14          1.09               5.51       N          12/20/96
FFCH       1,546,149         6.13           6.13          1.85          0.48               7.55       N          12/20/96
FFFC         530,095        14.85          14.59          1.27          0.99               6.28       N          12/20/96
FFFG         311,028         6.05           6.05          0.22          0.21               3.28       N          12/20/96
FFLC         335,993        16.22          16.22          1.22          0.63               3.72       N          12/20/96
FGHC         144,022         8.30           7.46          0.54          0.89              10.65       N          12/20/96
FLFC         991,226         7.66           6.67          1.22          1.03              14.22       N          12/20/96
FOBC         341,528        11.68          11.14          1.32          0.70               5.72       N          12/20/96
FSFC         329,336        10.06          10.06          0.71         (0.03)             (0.19)      N          12/20/96
FTF          165,747        15.94          15.94          1.61          1.46               7.34       N          12/20/96
GSLC         115,229         5.50           5.50          0.60          0.44               7.22       N          12/20/96
HBS          130,859        15.34          14.83          1.12          0.70               4.57       N          12/20/96
KSAV          96,150        14.37          14.36          1.62          0.82               5.30       N          12/20/96
LIFB       1,404,760        10.35          10.05          1.15          0.65               4.87       N          12/20/96
MGNL       1,302,239         9.66           9.25          1.52          1.37              13.79       N          12/20/96
NFSL         255,946         9.00           7.11          2.38          2.09              18.60       N          12/20/96
PALM         659,902         8.00           7.66          0.73          0.37               4.46       N          12/20/96
PLE          191,659         7.73           7.48          1.69          0.50               6.40       N          12/20/96
SCCB          43,232        28.65          28.65          0.68          0.85               2.96       N          12/20/96
SOPN         263,203        25.46          25.46          1.03          1.27               4.89       N          12/20/96
TWIN         107,067        12.53          12.53          1.22          0.78               5.78       N          12/20/96
UFRM         263,582         7.49           7.49          0.41          0.27               3.38       N          12/20/96
VFFC         781,358         7.82           7.60          0.97          1.43              17.98       N          12/20/96

Maximum    2,170,480        28.65          28.65          2.42          2.09              18.60
Minimum       43,232         5.50           5.50          0.22         (0.03)             (0.19)
Average      544,994        11.33          11.06          1.20          0.82               7.56
Median       329,336         9.00           8.94          1.22          0.82               6.28

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                  EXHIBIT II.2A-ALL SOUTHEAST THRIFTS - SELECT

                                                       Return on        ROACE
            NPAs/         Price/          Core         Avg Assets       Before
Ticker    Mst RctQ         (x)          Mst RctQ        Mst RctQ       Mst RctQ
            Assets         Core           EPS        Before Extra       Extra
             (%)           EPS            ($)             (%)            (%)
AMFB         0.51          11.38          0.42           0.28            3.66
BANC         0.72          12.74          0.26           0.21            3.06
BFSB         -              9.31          0.47           0.40            2.72
BKUNA        0.85          12.59          0.18          (0.08)          (6.05)
CFCP         0.07          17.50          0.30           1.10           18.12
CFFC         0.20          11.67          0.45           0.23            1.68
CNIT         0.77          12.74          0.79          (0.07)          (0.96)
EBSI         1.06          14.50          0.25          (0.09)          (0.94)
FFBS         0.33          17.42          0.33           0.33            1.70
FFCH         1.20          12.10          0.47          (0.37)          (5.90)
FFFC         0.44          15.18          0.35           0.27            1.79
FFFG         2.94          14.69          0.05          (0.63)          (9.56)
FFLC         0.23          15.07          0.34          (0.27)          (1.60)
FGHC         1.34          13.48          0.16           0.94           11.17
FLFC         1.22          14.65          0.32           1.05           14.39
FOBC         0.14          10.64          0.37          (0.16)          (1.36)
FSFC         0.06          11.16          0.21          (0.35)          (3.49)
FTF          0.08           9.08          0.42           0.52            2.89
GSLC          NA           12.15          0.18          (0.12)          (2.08)
HBS          2.33          13.04          0.35          (0.04)          (0.26)
KSAV         0.55           9.66          0.54           0.05            0.32
LIFB         0.38          12.46          0.36           0.05            0.43
MGNL         2.52          12.19          0.40           0.54            5.56
NFSL          NA           10.52          0.60           1.17           11.18
PALM         3.44          18.05          0.20          (0.60)          (7.35)
PLE          0.83           8.79          0.48          (0.55)          (6.91)
SCCB          NA           20.83          0.18           0.15            0.52
SOPN         0.10          16.74          0.28           0.46            1.80
TWIN         0.40          12.68          0.34          (0.18)          (1.42)
UFRM         1.01            NM          (0.02)         (1.32)         (16.96)
VFFC         2.32          12.15          0.27           0.10            1.25

Maximum      3.44          20.83          0.79           1.17           18.12
Minimum      -              8.79         (0.02)         (1.32)         (16.96)
Average      0.93          13.17          0.33           0.10            0.56
Median       0.64          12.64          0.34           0.05            0.43

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                   EXHIBIT II.3-ARKANSAS THRIFTS


                                                                                               Deposit
                                                                                              Insurance
                                                                                                Agency
Ticker        Short Name                             City                State     Region     (BIF/SAIF)     Exchange     IPO Date
FFBH          First Federal Bancshares of AR         Harrison              AR        SE          SAIF         NASDAQ      05/03/96
FTF           Texarkana First Financial Corp         Texarkana             AR        SE          SAIF          AMSE       07/07/95
PFSL          Pocahontas FS&LA, MHC                  Pocahontas            AR        SE          SAIF         NASDAQ      04/05/94

Maximum
Minimum
Average
Median

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                          EXHIBIT II.3-ARKANSAS THRIFTS


           Current       Current         Price/        Current          Current                        Current
            Stock         Market          LTM           Price/        Price/ Tang        Price/        Dividend
            Price         Value         Core EPS      Book Value      Book Value         Assets         Yield
Ticker       ($)           ($M)           (x)            (%)              (%)             (%)            (%)
FFBH        15.750         81.17             NA           97.40           97.40          15.93            -
FTF         15.250         28.74           9.47          108.77          108.77          17.34          2.95
PFSL        17.250         28.02          11.13          123.48          123.48           7.34          4.87


Maximum     17.250         81.17          11.13          123.48          123.48          17.34          4.87
Minimum     15.250         28.02           9.47           97.40           97.40           7.34          -
Average     16.083         45.98          10.30          109.88          109.88          13.54          2.61
Median      15.750         28.74          10.30          108.77          108.77          15.93          2.95

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                          EXHIBIT II.3-ARKANSAS THRIFTS


                                              Tangible                         Return on          ROACE
              Total           Equity/          Equity/          Core          Avg Assets         Before
              Assets           Assets        Tang Assets         EPS         Before Extra         Extra       Merger      Current
              ($000)            (%)              (%)             ($)              (%)              (%)        Target?     Pricing
Ticker        Mst RctQ         Mst RctQ        Mst RctQ           LTM              LTM              LTM         (Y/N)        Date

FFBH         509,605             16.35          16.35             NA              NA                NA           N         12/20/96
FTF          165,747             15.94          15.94            1.61            1.46              7.34          N         12/20/96
PFSL         381,562              5.95           5.95            1.55            0.54              8.98          N         12/20/96


Maximum      509,605             16.35          16.35            1.61            1.46              8.98
Minimum      165,747              5.95           5.95            1.55            0.54              7.34
Average      352,305             12.75          12.75            1.58            1.00              8.16
Median       381,562             15.94          15.94            1.58            1.00              8.16

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                        EXHIBIT II.3-ARKANSAS THRIFTS


                                                            Return on       ROACE
                  NPAs/         Price/        Core         Avg Assets       Before
                  Assets         Core          EPS        Before Extra      Extra
                   (%)           EPS           ($)            (%)             (%)
Ticker           Mst RctQ        (x)         Mst RctQ       Mst RctQ       Mst RctQ

FFBH                0.15          14.06          0.28         (0.21)         (1.25)
FTF                 0.08           9.08          0.42          0.52           2.89
PFSL                0.16           7.44          0.58          0.45           7.51


Maximum             0.16          14.06          0.58          0.52           7.51
Minimum             0.08           7.44          0.28         (0.21)         (1.25)
Average             0.13          10.19          0.43          0.25           3.05
Median              0.15           9.08          0.42          0.45           2.89

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                      EXHIBIT II.4-COMPARATIVES GENERAL



                                                                                        Total                 Current       Current
                                                                          Number       Assets                   Stock        Market
                                                                            of          ($000)                  Price         Value
Ticker      Short Name                          City            State    Offices     Mst RctQ    IPO Date         ($)         ($M)

ASBP        ASB Financial Corp.                 Portsmouth        OH           1       114,298   05/11/95      17.50          29.99
CBCI        Calumet Bancorp, Inc.               Dolton            IL           5       492,779   02/20/92      32.63          77.55
CBCO        CB Bancorp, Inc.                    Michigan City     IN           3       200,008   12/28/92      24.13          28.04
EQSB        Equitable Federal Savings Bank      Wheaton           MD           4       267,776   09/10/93      26.88          16.13
FGHC        First Georgia Holding, Inc.         Brunswick         GA           7       144,022   02/11/87       8.63          17.45
FKFS        First Keystone Financial            Media             PA           5       294,241   01/26/95      19.38          25.04
FSPG        First Home Bancorp, Inc.            Pennsville        NJ          10       487,209   04/20/87      19.50          39.59
LARL        Laurel Capital Group, Inc.          Allison Park      PA           6       201,911   02/20/87      15.88          24.06
SFED        SFS Bancorp, Inc.                   Schenectady       NY           3       166,030   06/30/95      14.75          18.86
SHEN        First Shenango Bancorp, Inc.        New Castle        PA           4       384,088   04/06/93      22.75          51.37
WCBI        Westco Bancorp                      Westchester       IL           1       307,772   06/26/92      21.50          55.92
WSB         Washington Savings Bank, FSB        Waldorf           MD           4       246,742      NA          5.00          21.10

Maximum                                                                       10       492,779                 32.63          77.55
Minimum                                                                        1       114,298                  5.00          16.13
Average                                                                        4       275,573                 19.04          33.76
Median                                                                         4       257,259                 19.44          26.54

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                     EXHIBIT II.5-COMPARATIVES OPERATIONS


                                                                              Net Income                                    Loan
                                               Average                          Before          Return on    Return on      Loss
                                                Assets       Net Income       Extra Items      Avg Assets    Avg Equity   Provision
                                                ($000)        ($000)           ($000)              (%)          (%)         ($000)
            Short Name                           LTM            LTM              LTM               LTM          LTM           LTM

ASBP        ASB Financial Corp.                 111,536           637              637              0.57           2.45         22
CBCI        Calumet Bancorp, Inc.               500,479         4,932            4,932              0.99           5.97        800
CBCO        CB Bancorp, Inc.                    196,644         2,182            2,182              1.11          11.67      1,292
EQSB        Equitable Federal Savings Bank      252,797         1,980            1,980              0.78          14.98       (185)
FGHC        First Georgia Holding, Inc.         137,234         1,220            1,220              0.89          10.65        180
FKFS        First Keystone Financial            275,687           885              885              0.32           3.92      1,250
FSPG        First Home Bancorp, Inc.            464,865         4,248            4,248              0.91          14.00        400
LARL        Laurel Capital Group, Inc.          194,503         2,056            2,056              1.06          10.00         28
SFED        SFS Bancorp, Inc.                   165,379           738              738              0.45           3.22        120
SHEN        First Shenango Bancorp, Inc.        353,275         2,663            2,663              0.75           5.65        907
WCBI        Westco Bancorp                      308,064         3,041            3,041              0.99           6.33          -
WSB         Washington Savings Bank, FSB        259,001         2,354            2,354              0.91          11.60        182

Maximum                                         500,479         4,932            4,932              1.11          14.98      1,292
Minimum                                         111,536           637              637              0.32           2.45       (185)
Average                                         268,289         2,245            2,245              0.81           8.37        416
Median                                          255,899         2,119            2,119              0.90           8.17        181

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                     EXHIBIT II.5 - COMPARATIVES OPERATIONS


            Loan Loss      Total        Total        Net Loan                   Common        Dividend     Interest       Interest
           Provision    Noninterest  Noninterest    Chargeoffs/    LTM EPS     Dividends       Payout       Income/       Expense/
          as a % of AA    Income       Expense       Avg Loans   After Extra   Per Share        Ratio     Avg Assets     Avg Assets
              (%)         ($000)       ($000)           (%)          ($)          ($)            (%)          (%)            (%)
              LTM          LTM          LTM             LTM          LTM          LTM            LTM          LTM            LTM


ASBP          0.02          181          2,458         0.05          0.39          0.35          89.74          7.36          3.94
CBCI          0.16        1,154          8,925         0.05          1.79          -              -             7.79          4.21
CBCO          0.66        1,363          4,141         0.26          1.73          -              -             7.99          3.96
EQSB         (0.07)         896          4,461           NA          3.14          -              -             7.32          4.86
FGHC          0.13        1,041          4,274         0.10          0.58          0.07          11.50          8.61          4.84
FKFS          0.45        1,103          6,906         0.07          0.74          -              -             7.20          3.97
FSPG          0.09        1,019          8,530         0.06          2.07          0.48          23.19          7.67          4.50
LARL          0.01          564          3,765         0.01          1.32          0.35          26.52          7.63          3.76
SFED          0.07          355          4,256         0.06          0.54          0.06          11.11          7.22          3.78
SHEN          0.26          816          6,425         0.56          1.15          0.44          38.26          7.51          4.03
WCBI           -            749          5,298         -             1.05          0.47          44.44          7.49          3.99
WSB           0.07          628          4,120         0.07          0.52          0.14          26.92          8.29          5.66

Maximum       0.66        1,363          8,925         0.56          3.14          0.48          89.74          8.61          5.66
Minimum      (0.07)         181          2,458         -             0.39          -              -             7.20          3.76
Average       0.15          822          5,297         0.12          1.25          0.20          22.64          7.67          4.29
Median        0.08          856          4,368         0.06          1.10          0.10          17.35          7.57          4.01

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                     EXHIBIT II.5-COMPARATIVES OPERATIONS



            Net Interest    Gain on       Real      Noninterest      G&A      Noninterest   Net Oper       Total     Amortization
              Income/        Sale/       Estate       Income/     Expense/     Expense/     Expenses/   Nonrecurring     of
             Avg Assets   Avg Assets     Expense    Avg Assets   Avg Assets   Avg Assets   Avg Assets     Expense    Intangibles
                (%)           (%)        ($000)         (%)          (%)          (%)          (%)        ($000)       ($000)
                LTM           LTM          LTM          LTM          LTM          LTM          LTM          LTM          LTM

ASBP           3.42          -             (24)           0.16      2.23          2.20          2.06         551            -
CBCI           3.58          -            (918)           0.23      1.97          1.78          1.74       2,300            -
CBCO           4.03          0.06            -            0.69      2.11          2.11          1.41         723            -
EQSB           2.46          0.01         (815)           0.35      2.09          1.76          1.73           -            -
FGHC           3.77          -              14            0.76      3.00          3.11          2.25           -          137
FKFS           3.23          0.07           (2)           0.40      2.51          2.51          2.11       1,737            -
FSPG           3.17          0.04          180            0.22      1.79          1.83          1.58       1,564            8
LARL           3.87          0.02            -            0.29      1.94          1.94          1.65       1,059            -
SFED           3.44          0.01           (6)           0.21      2.58          2.57          2.36         930            -
SHEN           3.48          0.06          210            0.23      1.76          1.82          1.53       1,666            -
WCBI           3.51         (0.01)           -            0.24      1.72          1.72          1.48       1,610            -
WSB            2.62          0.11         (478)           0.24      1.78          1.59          1.53           -            -

Maximum        4.03          0.11          210            0.76      3.00          3.11          2.36       2,300          137
Minimum        2.46         (0.01)        (918)           0.16      1.72          1.59          1.41           -            -
Average        3.38          0.03         (153)           0.34      2.12          2.08          1.79       1,012           12
Median         3.46          0.02           (1)           0.24      2.03          1.89          1.69         995            -

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO., LLP

                     EXHIBIT II.5 - COMPARATIVES OPERATIONS



                                                       Core        Yield on      Cost of                      Interest
                    Tax              Efficiency      Income/     Int Earning  Int Bearing    Effective         Yield
                 Provision             Ratio        Avg Assets     Assets     Liabilities     Tax Rate        Spread
                   ($000)               (%)            (%)           (%)          (%)           (%)             (%)
                    LTM                 LTM            LTM           LTM          LTM           LTM             LTM

ASBP                 333              62.03          0.89          7.58          5.24           34.33           2.34
CBCI               2,377              51.59          1.25          8.15          5.21           32.52           2.94
CBCO               1,080              44.54          1.31          8.52          4.74           33.11           3.78
EQSB                 871              74.24          0.78          7.64          5.18           30.55           2.46
FGHC                 659              66.38          0.83          8.96          5.28           35.07           3.68
FKFS                (567)             69.02          0.68          7.45          4.42         (178.30)          3.03
FSPG               1,944              52.92          1.00          7.87          4.84           31.40           3.03
LARL               1,216              46.57          1.40          7.80          4.45           37.16           3.35
SFED                  26              70.43          0.80          7.36          4.45            3.40           2.91
SHEN               1,676              47.41          1.02          7.71          4.76           38.63           2.95
WCBI               1,578              45.86          1.33          7.71          4.87           34.16           2.84
WSB                1,049              61.95          0.84          8.48          6.20           30.83           2.28

Maximum            2,377              74.24          1.40          8.96          6.20           38.63           3.78
Minimum             (567)             44.54          0.68          7.36          4.42         (178.30)          2.28
Average            1,020              57.75          1.01          7.94          4.97           13.57           2.97
Median             1,065              57.44          0.95          7.76          4.86           32.82           2.95

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO.,LLP

                     EXHIBIT II.6 - COMPARATIVES PRICING

                                                               Current  Current                   Current      Current
                                                                 Stock   Market        Price/      Price/  Price/ Tang
                                                                 Price    Value    M Core EPS  Book Value   Book Value
Ticker    Name                      City               State       ($)     ($M)           (x)         (%)          (%)
ASBP      ASBFinancial-OH           Portsmouth           OH     17.500    29.99         28.69      110.62       110.62
CBCI      Calumet Bancorp-IL        Dolton               IL     32.625    77.55         14.12       97.45        97.45
CBCO      CBBancorp-IN              Michigan City        IN     24.125    28.04         11.77      144.72       144.72
EQSB      EquitableFSB-MD           Wheaton              MD     26.875    16.13          8.59      113.68       113.68
FGHC      FrstGeorgiaHldg-GA        Brunswick            GA      8.625    17.45         15.97      145.69       163.66
FKFS      FrstKeystone-PA           Media                PA     19.375    25.04         12.34      108.48       108.48
FSPG      FrstHomeBancorp-NJ        Pennsville           NJ     19.500    39.59          8.55      125.81       128.63
LARL      LaurelCapitalGp-PA        Allison Park         PA     15.875    24.06          9.28      114.46       114.46
SFED      SFSBancorp-NY             Schenectady          NY     14.750    18.86         14.60       89.07        89.07
SHEN      FstShenangoBcp-PA         New Castle           PA     22.750    51.37         20.68      111.41       111.41
WCBI      WestcoBancorp-IL          Westchester          IL     21.500    55.92         14.73      117.23       117.23
WSB       WashingtonSvBk-MD         Waldorf              MD      5.000    21.10         10.42       98.04        98.04

Maximum                                                         32.625    77.55         28.69      145.69       163.66
Minimum                                                          5.000    16.13          8.55       89.07        89.07
Average                                                         19.042    33.76         14.15      114.72       116.45
Median                                                          19.438    26.54         13.23      112.55       112.55

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO.,LLP

                     EXHIBIT II.6 - COMPARATIVES PRICING

                                                           Tangible                  Return on       ROACE
                     Current       Total     Equity/        Equity/     Core        Avg Assets      Before
          Price/    Dividend      Assets      Assets    Tang Assets      EPS      Before Extra       Extra     Merger
          Assets       Yield      ($000)         (%)            (%)      ($)               (%)         (%)    Target?
Ticker       (%)         (%)    Mst RctQ    Mst RctQ       Mst RctQ      LTM               LTM         LTM      (Y/N)

ASBP       26.24        2.29     114,298       22.18          22.18     0.61              0.57        2.45       N
CBCI       15.74         -       492,779       16.15          16.15     2.31              0.99        5.97       N
CBCO       14.02        5.39     200,008        9.69           9.69     2.05              1.11       11.67       N
EQSB        6.02         -       267,776        5.30           5.30     3.13              0.78       14.98       N
FGHC       12.12        0.93     144,022        8.30           7.46     0.54              0.89       10.65       N
FKFS        8.51        1.03     294,241        7.85           7.85     1.57              0.32        3.92       N
FSPG        8.13        2.46     487,209        6.46           6.32     2.28              0.91       14.00       N
LARL       11.91        2.77     201,911       10.40          10.40     1.71              1.06       10.00       N
SFED       11.36        1.63     166,030       12.75          12.75     1.01              0.45        3.22       N
SHEN       13.38        2.11     384,088       12.01          12.01     1.10              0.75        5.65       N
WCBI       18.17        2.79     307,772       15.50          15.50     1.46              0.99        6.33       N
WSB         8.55        2.00     246,742        8.72           8.72     0.48              0.91       11.60       N

Maximum    26.24        5.39     492,779       22.18          22.18     3.13              1.11       14.98
Minimum     6.02         -       114,298        5.30           5.30     0.48              0.32        2.45
Average    12.85        1.95     275,573       11.28          11.19     1.52              0.81        8.37
Median     12.02        2.06     257,259       10.05          10.05     1.52              0.90        8.17

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO.,LLP

                     EXHIBIT II.6 - COMPARATIVES PRICING

                                                            Return on       ROACE
                          NPAs/    Price/        Core      Avg Assets      Before
            Current      Assets      Core         EPS    Before Extra       Extra
            Pricing         (%)       EPS         ($)             (%)         (%)
Ticker         Date    Mst RctQ       (x)    Mst RctQ        Mst RctQ    Mst RctQ
ASBP       12/20/96        1.60     39.77        0.11           (0.62)      (2.76)
CBCI       12/20/96        1.29     13.59        0.60            0.17        1.04
CBCO       12/20/96        1.70     10.97        0.55            0.52        5.32
EQSB       12/20/96        0.77      7.90        0.85            0.81       15.35
FGHC       12/20/96        1.34     13.48        0.16            0.94       11.17
FKFS       12/20/96        2.28      9.69        0.50           (0.39)      (4.89)
FSPG       12/20/96        0.78      7.50        0.65            0.72       11.21
LARL       12/20/96        0.64      9.02        0.44            0.14        1.28
SFED       12/20/96        0.61     10.24        0.36           (0.30)      (2.31)
SHEN       12/20/96        0.50        NM         -              0.01        0.09
WCBI       12/20/96        0.53     12.80        0.42            0.14        0.89
WSB        12/20/96        0.95      7.81        0.16            1.13       13.38

Maximum                    2.28     39.77        0.85            1.13       15.35
Minimum                    0.50      7.50         -             (0.62)      (4.89)
Average                    1.08     11.90        0.40            0.27        4.15
Median                     0.87     10.24        0.43            0.16        1.16

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO.,LLP

                   EXHIBIT II.7 - COMPARATIVES BALANCE SHEET

                                                         Total      Cash & Inv    Mortgage-      MBS's               Investment &
                                             Total      Cash and     as a % of     Backed      as a % of    Net       Foreclosed
                                            Assets     Investments  Tot. Assets  Securities   Tot. Assets  Loans      Real Estate
                                            ($000)       ($000)          (%)      ($000)          (%)      ($000)        ($000)
          Short Name                       Mst RctQ     Mst RctQ                 Mst RctQ                 Mst RctQ      Mst RctQ
ASBP      ASB Financial Corp.               114,298       41,418        36.24      10,283         9.00      69,610           663
CBCI      Calumet Bancorp, Inc.             492,779       96,618        19.61      18,012         3.66     370,861        19,000
CBCO      CB Bancorp, Inc.                  200,008       99,755        49.88       8,690         4.34      88,726           333
EQSB      Equitable Federal Savings Bank    267,776       70,867        26.47      58,917        22.00     186,835         2,019
FGHC      First Georgia Holding, Inc.       144,022       17,582        12.21       3,161         2.19     120,343            20
FKFS      First Keystone Financial          294,241      113,995        38.74      46,865        15.93     167,530         1,557
FSPG      First Home Bancorp, Inc.          487,209      216,570        44.45      13,546         2.78     259,226           653
LARL      Laurel Capital Group, Inc.        201,911       49,679        24.60      15,058         7.46     146,807           150
SFED      SFS Bancorp, Inc.                 166,030       45,120        27.18      21,222        12.78     117,200            88
SHEN      First Shenango Bancorp, Inc.      384,088      120,176        31.29      28,626         7.45     251,981           939
WCBI      Westco Bancorp                    307,772       83,237        27.05        -            -        219,535           -
WSB       Washington Savings Bank, FSB      246,742      119,878        48.58     104,492        42.35     119,196         2,019

Maximum                                     492,779      216,570        49.88     104,492        42.35     370,861        19,000
Minimum                                     114,298       17,582        12.21        -            -         69,610           -
Average                                     275,573       89,575        32.19      27,406        10.83     176,488         2,287
Median                                      257,259       89,928        29.23      16,535         7.46     157,169           658

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO.,LLP

                   EXHIBIT II.7 - COMPARATIVES BALANCE SHEET

          Loan
        Servicing     Total      Other     Total      Total        Other        Total      Common     Total
         Rights    Intangibles   Assets   Deposits  Borrowings  Liabilities  Liabilities   Equity     Equity
         ($000)      ($000)      ($000)    ($000)     ($000)      ($000)       ($000)      ($000)     ($000)
        Mst RctQ    Mst RctQ    Mst RctQ  Mst RctQ   Mst RctQ    Mst RctQ     Mst RctQ    Mst RctQ   Mst RctQ
ASBP          -            -      2,607    83,903       2,406        2,636       88,945    25,353     25,353
CBCI          -            -      6,300   368,332      36,850        8,014      413,196    79,583     79,583
CBCO          -            -      9,630   129,086      44,000        7,542      180,628    19,380     19,380
EQSB          -            -      7,969   209,145      42,340        2,109      253,594    14,182     14,182
FGHC          -         1,309     4,768   118,877      11,692        1,498      132,067    11,955     11,955
FKFS         232           -      8,480   219,205      46,740        5,212      271,157    23,084     23,084
FSPG          -           695     9,084   275,240     177,011        3,502      455,753    31,456     31,456
LARL          -            -      3,698   167,019       9,047        4,837      180,903    21,008     21,008
SFED          -            -      3,622   141,866          -         2,990      144,856    21,174     21,174
SHEN          -            -      7,519   263,167      71,110        3,693      337,970    46,118     46,118
WCBI          -            -      5,000   252,969          -         7,103      260,072    47,700     47,700
WSB           -            -      5,292   223,454          -         1,782      225,236    21,505     21,505

Maximum      232        1,309     9,630   368,332     177,011        8,014      455,753    79,583     79,583
Minimum       -            -      2,607    83,903          -         1,498       88,945    11,955     11,955
Average       19          167     6,164   204,355      36,766        4,243      245,365    30,208     30,208
Median        -            -      5,796   214,175      24,271        3,598      239,415    22,295     22,295

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO.,LLP

                   EXHIBIT II.7 - COMPARATIVES BALANCE SHEET

         Regulatory  Regulatory   Regulatory                                                               Loan Loss
          Tangible      Core         Total     Tangible       Core       Risk-Based    NPAs/    Reserves/  Reserves/
           Capital     Capital      Capital    Capital/     Capital/      Capital/     Assets    Assets      NPLs
           ($000)      ($000)       ($000)     Tangible   Adj Tangible  Risk-Weightd    (%)        (%)        (%)
          Mst RctQ    Mst RctQ     Mst RctQ   Assets (%)   Assets (%)    Assets (%)   Mst RctQ  Mst RctQ   Mst RctQ
ASBP         17,191      17,191      17,501       16.25         16.25         37.57      1.60       0.77      75.75
CBCI         48,878      48,878      52,636       10.18         10.18         17.33      1.29       1.11     122.43
CBCO         17,009      17,009      18,539        8.59          8.59         16.87      1.70       0.93     335.61
EQSB         14,182      14,182      14,742        5.30          5.30         11.51      0.77       0.22         NM
FGHC         10,697      12,007      12,999        7.49          8.33         10.66      1.34       0.69      52.05
FKFS         22,608      22,608      24,328        7.86          7.86         18.07      2.28       0.89      50.92
FSPG         31,200      31,200      33,676        6.31          6.31         16.32      0.78       0.77     118.95
LARL             NA      20,761      22,102          NA            NA            NA      0.64       0.94     168.31
SFED         17,263      17,263      18,340       10.61         10.61         21.21      0.61       0.39      69.84
SHEN         37,572      37,572      40,205       10.31         10.31         19.89      0.50       0.70     274.59
WCBI         38,536      38,536      39,419       12.69         12.69         31.00      0.53       0.29      54.54
WSB          19,958      19,958      20,379        8.00          8.00         22.42      0.95       0.47      87.64

Maximum      48,878      48,878      52,636       16.25         16.25         37.57      2.28       1.11     335.61
Minimum      10,697      12,007      12,999        5.30          5.30         10.66      0.50       0.22      50.92
Average      25,009      24,764      26,239        9.42          9.49         20.26      1.08       0.68     128.24
Median       19,958      20,360      21,241        8.59          8.59         18.07      0.87       0.74      87.64

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO.,LLP

                   EXHIBIT II.7 - COMPARATIVES BALANCE SHEET

            Publicly        Tangible    Earn Assets/  Full-Time     Loans
            Reported      Publicly Rep  Int Bearing   Equivalent   Serviced
           Book Value      Book Value   Liabilities   Employees   For Others
              ($)             ($)           (%)        (Actual)     ($000)
            Mst RctQ        Mst RctQ      Mst RctQ     Mst RctQ    Mst RctQ
ASBP             15.82           15.82        128.23          23         -
CBCI             33.48           33.48        118.23         130       2,368
CBCO             16.67           16.67        112.62          51       2,083
EQSB             23.64           23.64        102.31          71     104,201
FGHC              5.92            5.27        109.41          75         -
FKFS             17.86           17.86        106.88          74     127,289
FSPG             15.50           15.16        104.25         115      63,200
LARL             13.87           13.87        115.82          50       1,262
SFED             16.56           16.56        114.54          60       4,342
SHEN             20.42           20.42        114.69         105         586
WCBI             18.34           18.34        118.98          55         -
WSB               5.10            5.10        107.00          72      11,303

Maximum          33.48           33.48        128.23         130     127,289
Minimum           5.10            5.10        102.31          23         -
Average          16.93           16.85        112.75          73      26,386
Median           16.62           16.62        113.58          72       2,226

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO.,LLP

                EXHIBIT II.8 - COMPARATIVES RISK CHARACTERISTICS


                                                      NPAs + Loans                                   Net Loan
                                            NPAs/     90+ Pst Due/    NPAs/    Reserves/  Reserves/  Chargeoffs/   Loans/
                                            Assets       Assets       Equity     Loans      NPAs      Avg Loans    Assets
                                             (%)          (%)          (%)        (%)        (%)         (%)        (%)
          Short Name                       Mst RctQ     Mst RctQ     Mst RctQ  Mst RctQ   Mst RctQ    Mst RctQ    Mst RctQ
ASBP      ASB Financial Corp.                  1.60          1.89      7.22       1.25      48.31         0.13     61.68
CBCI      Calumet Bancorp, Inc.                1.29          1.29      7.99       1.45      86.03         0.05     76.37
CBCO      CB Bancorp, Inc.                     1.70          1.70     17.54       2.02      54.88         0.03     46.08
EQSB      Equitable Federal Savings Bank       0.77          1.00     14.49       0.31      28.03           NA     70.02
FGHC      First Georgia Holding, Inc.          1.34          1.34     16.11       0.82      51.51         0.11     84.25
FKFS      First Keystone Financial             2.28          2.28     29.07       1.52      39.11         0.05     58.66
FSPG      First Home Bancorp, Inc.             0.78          0.78     12.12       1.42      98.58         0.01     54.18
LARL      Laurel Capital Group, Inc.           0.64          0.64      6.11       1.27     148.64          -       74.43
SFED      SFS Bancorp, Inc.                    0.61          0.66      4.78       0.55      63.77         0.03     70.98
SHEN      First Shenango Bancorp, Inc.         0.50          0.50      4.16       1.04     140.23         0.34     67.21
WCBI      Westco Bancorp                       0.53          0.53      3.39       0.40      54.54          -       71.62
WSB       Washington Savings Bank, FSB         0.95          0.95     10.90       0.96      49.34         0.25     48.92

Maximum                                        2.28          2.28     29.07       2.02     148.64         0.34     84.25
Minimum                                        0.50          0.50      3.39       0.31      28.03          -       46.08
Average                                        1.08          1.13     11.16       1.08      71.91         0.09     65.37
Median                                         0.87          0.98      9.45       1.15      54.71         0.05     68.62

SOURCE: SNL SECURITIES AND F&C CALCULATIONS

FERGUSON & CO.,LLP

                EXHIBIT II.8 - COMPARATIVES RISK CHARACTERISTICS


                                   Intangible      One Year                   Earn Assets/
                                    Assets/        Cum Gap/        Net        Int Bearing
                                     Equity         Assets        Loans       Liabilities
                                      (%)            (%)          ($000)          (%)
  Short Name                        Mst RctQ       Mst RctY      Mst RctQ       Mst RctQ
  ASB Financial Corp.                     -              NA        69,610        128.23
  Calumet Bancorp, Inc.                   -           17.57       370,861        118.23
  CB Bancorp, Inc.                        -              NA        88,726        112.62
  Equitable Federal Savings Bank          -            1.41       186,835        102.31
  First Georgia Holding, Inc.           10.95         13.14       120,343        109.41
  First Keystone Financial                -              NA       167,530        106.88
  First Home Bancorp, Inc.               2.21         (0.82)      259,226        104.25
  Laurel Capital Group, Inc.              -           (4.37)      146,807        115.82
  SFS Bancorp, Inc.                       -              NA       117,200        114.54
  First Shenango Bancorp, Inc.            -            9.17       251,981        114.69
  Westco Bancorp                          -              NA       219,535        118.98
  Washington Savings Bank, FSB            -            7.96       119,196        107.00

                                        10.95         17.57       370,861        128.23
                                          -           (4.37)       69,610        102.31
                                         1.10          6.29       176,488        112.75
                                          -            7.96       157,169        113.58


SOURCE: SNL SECURITIES AND F&C CALCULATIONS

                                 EXHIBIT III

FERGUSON & CO., LLP

                           HEARTLAND COMMUNITY BANK
                               CAMDEN, ARKANSAS

                                               12/31/95       3/31/96         6/30/96           9/30/96
Num of Quarters Open for Period                       2             2               2                 2
FINANCIAL HIGHLIGHTS                                        (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                                    169,194       171,746           175,261         177,747
% Change in Assets                                 4.27          1.51              2.05            1.42
Total Loans                                      82,064        81,538            84,917          90,515
Deposits                                        141,151       143,641           146,621         148,302
Broker Originated Deposits                          100           100               100               0

CAPITAL:
Equity Capital                                   16,330        16,599            17,711          17,079
Tangible Capital                                 16,767        16,970            15,412          14,092
Core Capital                                     16,767        16,970            15,412          14,092
Risk-Based Capital                               17,569        17,747            16,263          14,198
Equity Capital/Total Assets                        9.65          9.66             10.11            9.61
Core Capital/Risk Based Assets                    24.37         23.53             21.12           17.82
Core Capital/Adj Tang Assets                       9.88          9.86              7.72            6.92
Tangible Cap/Tangible Assets                       9.88          9.86              7.72            6.92
Risk-Based Cap/Risk-Wt Assets                     25.53         24.61             22.29           17.95

PROFITABILITY:
Net Income(Loss)                                    164           233              (376)           (753)
Ret on Avg Assets Bef Ext Item                     0.40          0.55             (0.87)          (1.71)
Return on Average Equity                           3.98          5.66             (8.77)         (17.32)
Net Interest Income/Avg Assets                     2.47          2.55              2.39            2.36
Noninterest Income/Avg Assets                     (0.34)        (0.10)            (1.02)          (0.14)
Noninterest Expense/Avg Assets                     1.57          1.68              2.73            4.36
Yield/Cost Spread                                  2.09          2.22              2.17            2.27

LIQUIDITY:
Int Earn Assets/Int Bear Liab                    108.42        107.94            104.92          104.53
Brokered Deposits/Tot Deposits                     0.07          0.07              0.07            0.00

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                      1.39          1.54              1.35            1.25
Nonaccrual Loans/Gross Loans                       0.29          0.26              0.20            0.17
Nonaccrual Lns/Ln Loss Reserve                    28.39         26.63             20.77           18.14
Repos Assets/Tot Assets                            0.04          0.09              0.04            0.03
Net Chrg-Off/Av Adj Lns                            0.01          0.18              0.01            0.00
Nonmtg 1-4 Constr&Conv Lns/TA                     12.97         12.94             12.59           13.36


NOTE: This information will not agree with the information shown in the audited and unaudited financial statements.



Source: TAFS, Sheshunoff Information Services Inc.

                                   EXHIBIT IV

FERGUSON & CO., LLP


                           AMERICAN SAVINGS BANK, FSB
                                      ASBP
                                PORTSMOUTH, OHIO

                                               1993      1994       1995      YTD 9/96
Num of Quarters Open for Period                  -         -          4            4
FINANCIAL HIGHLIGHTS                                (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                                     -         -      103,979      108,344
% Change in Assets                               -         -          -           4.20
Total Loans                                      -         -       65,442       69,799
Deposits                                         -         -       82,731       84,906
Broker Originated Deposits                       -         -          -            -

CAPITAL:
Equity Capital                                   -         -       18,203       17,367
Tangible Capital                                 -         -       17,931       17,191
Core Capital                                     -         -       17,931       17,191
Risk-Based Capital                               -         -       18,498       17,801
Equity Capital/Total Assets                      -         -        17.51        16.03
Core Capital/Risk Based Assets                   -         -        39.51        35.18
Core Capital/Adj Tang Assets                     -         -        17.29        15.89
Tangible Cap/Tangible Assets                     -         -        17.29        15.89
Risk-Based Cap/Risk-Wt Assets                    -         -        40.76        36.43

PROFITABILITY:
Net Income(Loss)                                 -         -          851          234
Ret on Avg Assets Bef Ext Item                   -         -         0.85         0.29
Return on Average Equity                         -         -         5.62         1.77
Net Interest Income/Avg Assets                   -         -         3.24         3.25
Noninterest Income/Avg Assets                    -         -         0.15         0.22
Noninterest Expense/Avg Assets                   -         -         2.04         2.99
Yield/Cost Spread                                -         -         2.71         2.58

LIQUIDITY:
Int Earn Assets/Int Bear Liab                    -         -       118.84       118.54
Brokered Deposits/Tot Deposits                   -         -          -            -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                    -         -         3.46         3.96
Nonaccrual Loans/Gross Loans                     -         -         1.88         1.62
Nonaccrual Lns/Ln Loss Reserve                   -         -       141.21       132.01
Repos Assets/Tot Assets                          -         -         0.50         0.61
Net Chrg-Off/Av Adj Lns                          -         -         0.00         0.06
Nonmtg 1-4 Constr&Conv Lns/TA                    -         -        11.22        12.55

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                                  CALUMET FS&LA
                                      CBCI
                                DOLTON, ILLINOIS

                                        1993         1994          1995        YTD 9/96
Num of Quarters Open for Period           4            4             4            3
FINANCIAL HIGHLIGHTS                            (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           497,970      476,710       484,238      471,450
% Change in Assets                       17.26        (4.27)         1.58        (2.64)
Total Loans                            327,465      360,580       375,463      370,889
Deposits                               409,290      347,945       362,629      366,392
Broker Originated Deposits              20,245        9,870         8,095        8,085

CAPITAL:
Equity Capital                          54,580       50,919        58,373       52,046
Tangible Capital                        49,964       47,433        56,116       48,878
Core Capital                            49,964       47,433        56,116       48,878
Risk-Based Capital                      53,403       51,166        59,943       52,636
Equity Capital/Total Assets              10.96        10.68         12.05        11.04
Core Capital/Risk Based Assets           18.22        15.91         18.38        16.34
Core Capital/Adj Tang Assets             10.15        10.05         11.68        10.45
Tangible Cap/Tangible Assets             10.15        10.05         11.68        10.45
Risk-Based Cap/Risk-Wt Assets            19.48        17.16         19.64        17.60

PROFITABILITY:
Net Income(Loss)                         9,838        7,131         5,674        3,172
Ret on Avg Assets Bef Ext Item            1.81         1.46          1.20         0.89
Return on Average Equity                 14.73        13.52         10.34         7.60
Net Interest Income/Avg Assets            3.73         3.77          3.60         3.53
Noninterest Income/Avg Assets             1.02         0.45          0.15         0.57
Noninterest Expense/Avg Assets            1.80         1.84          1.80         2.67
Yield/Cost Spread                         3.52         3.63          3.29         3.14

LIQUIDITY:
Int Earn Assets/Int Bear Liab           109.23       108.65        111.96       110.84
Brokered Deposits/Tot Deposits            4.95         2.84          2.23         2.21

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             3.31         2.71          2.44         1.90
Nonaccrual Loans/Gross Loans              1.32         1.27          1.46         1.11
Nonaccrual Lns/Ln Loss Reserve           93.14       108.08        118.21        78.39
Repos Assets/Tot Assets                   0.82         0.44          0.27         0.33
Net Chrg-Off/Av Adj Lns                   0.11         0.35          0.10         0.00
Nonmtg 1-4 Constr&Conv Lns/TA            24.71        32.05         34.23        34.88

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP



                              COMMUNITY BANK, A FSB
                                      CBCO
                             MICHIGAN CITY, INDIANA

                                        1993          1994          1995      YTD 9/96
Num of Quarters Open for Period           4             4             4           3
FINANCIAL HIGHLIGHTS                             (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           174,977      136,639       197,672      199,842
% Change in Assets                       30.35       (21.91)        44.67         1.10
Total Loans                             79,345       84,631        90,910       90,301
Deposits                               114,131      110,125       122,841      129,162
Broker Originated Deposits                 -            -             -            -

CAPITAL:
Equity Capital                          12,589       13,657        15,537       17,009
Tangible Capital                        12,589       13,657        15,532       17,008
Core Capital                            12,589       13,657        15,532       17,008
Risk-Based Capital                      13,158       14,287        16,433       18,539
Equity Capital/Total Assets               7.19        10.00          7.86         8.51
Core Capital/Risk Based Assets           14.48        18.32         14.66        15.23
Core Capital/Adj Tang Assets              7.22        10.02          7.81         8.51
Tangible Cap/Tangible Assets              7.22        10.02          7.81         8.51
Risk-Based Cap/Risk-Wt Assets            15.14        19.16         15.51        16.60

PROFITABILITY:
Net Income(Loss)                         2,229        1,625         2,444        1,460
Ret on Avg Assets Bef Ext Item            1.44         1.04          1.47         0.98
Return on Average Equity                 19.50        12.38         16.63        11.89
Net Interest Income/Avg Assets            3.58         3.09          3.82         3.92
Noninterest Income/Avg Assets             0.79         0.63          0.73         0.83
Noninterest Expense/Avg Assets            2.01         2.04          2.00         2.57
Yield/Cost Spread                         3.78         3.34          4.05         4.09

LIQUIDITY:
Int Earn Assets/Int Bear Liab           101.74       101.01        100.03       106.73
Brokered Deposits/Tot Deposits             -            -             -            -
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             1.10         0.79          1.36         2.42
Nonaccrual Loans/Gross Loans              0.54         0.35          1.00         1.78
Nonaccrual Lns/Ln Loss Reserve           76.13        45.64        100.99        88.16
Repos Assets/Tot Assets                    -           0.02           -           0.17
Net Chrg-Off/Av Adj Lns                   0.02        (0.00)         0.01         0.34
Nonmtg 1-4 Constr&Conv Lns/TA             2.69         5.24          4.05         5.89

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                                  EQUITABLE FSB
                                      EQSB
                                WHEATON, MARYLAND

                                        1993          1994         1995        YTD 9/96
Num of Quarters Open for Period           4             4            4             3
FINANCIAL HIGHLIGHTS                             (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           190,637       218,869      255,200       278,774
% Change in Assets                       (5.37)        14.81        16.60          9.24
Total Loans                            153,777       161,074      173,404       198,149
Deposits                               169,706       181,089      200,560       218,290
Broker Originated Deposits                 -             -            -             -

CAPITAL:
Equity Capital                           9,120        10,551       13,205        13,804
Tangible Capital                         9,120        10,551       13,205        13,804
Core Capital                             9,120        10,551       13,205        13,804
Risk-Based Capital                       9,670        11,211       13,765        14,396
Equity Capital/Total Assets               4.78          4.82         5.17          4.95
Core Capital/Risk Based Assets            8.08          9.32        10.75         10.29
Core Capital/Adj Tang Assets              4.79          4.82         5.18          4.95
Tangible Cap/Tangible Assets              4.79          4.82         5.18          4.95
Risk-Based Cap/Risk-Wt Assets             8.57          9.90        11.20         10.73

PROFITABILITY:
Net Income(Loss)                             1         1,432        2,655           599
Ret on Avg Assets Bef Ext Item            0.00          0.70         1.13          0.30
Return on Average Equity                  0.01         14.56        21.90          5.80
Net Interest Income/Avg Assets            1.96          2.53         2.60          2.40
Noninterest Income/Avg Assets             0.72          0.81         0.60          0.51
Noninterest Expense/Avg Assets            2.74          2.46         1.79          2.47
Yield/Cost Spread                         2.42          2.79         2.77          2.47

LIQUIDITY:
Int Earn Assets/Int Bear Liab            98.05         99.57       100.23        101.74
Brokered Deposits/Tot Deposits             -             -            -             -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             3.77          2.58         1.90          1.68
Nonaccrual Loans/Gross Loans              0.43          0.26         0.12          0.04
Nonaccrual Lns/Ln Loss Reserve           56.51         61.58        36.35         12.74
Repos Assets/Tot Assets                   2.41          1.51         0.78          0.71
Net Chrg-Off/Av Adj Lns                   0.09          0.39        (0.39)        (0.01)
Nonmtg 1-4 Constr&Conv Lns/TA             7.31          4.80         4.51          4.38

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                               FIRST GEORGIA BANK
                                      FGHC
                               BRUNSWICK, GEORGIA

                                        1993          1994          1995       YTD 9/96
Num of Quarters Open for Period           4             4             4            3
FINANCIAL HIGHLIGHTS                             (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           134,691       135,835      135,582       147,083
% Change in Assets                       (5.31)         0.85        (0.19)         8.48
Total Loans                            109,685       115,837      113,894       122,547
Deposits                               108,222       107,127      108,948       122,005
Broker Originated Deposits                 -             -            -             -

CAPITAL:
Equity Capital                           9,361        10,397       11,384        11,896
Tangible Capital                         7,573         8,752       10,009        10,619
Core Capital                             9,361        10,397       11,384        11,896
Risk-Based Capital                      10,363        11,300       12,392        12,851
Equity Capital/Total Assets               6.95          7.65         8.40          8.09
Core Capital/Risk Based Assets            8.78          9.13        10.46          9.73
Core Capital/Adj Tang Assets              6.95          7.65         8.40          8.09
Tangible Cap/Tangible Assets              5.70          6.52         7.46          7.28
Risk-Based Cap/Risk-Wt Assets             9.72          9.92        11.38         10.51

PROFITABILITY:
Net Income(Loss)                           920         1,204        1,250           513
Ret on Avg Assets Bef Ext Item            0.51          0.89         0.91          0.48
Return on Average Equity                  7.87         12.19        11.39          5.81
Net Interest Income/Avg Assets            3.71          3.48         3.64          3.69
Noninterest Income/Avg Assets             0.28          0.85         0.97          0.82
Noninterest Expense/Avg Assets            3.03          3.03         3.01          3.80
Yield/Cost Spread                         4.10          3.86         3.92          3.90

LIQUIDITY:
Int Earn Assets/Int Bear Liab            98.55         99.93       102.02        102.28
Brokered Deposits/Tot Deposits             -             -            -             -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             2.46          3.47         1.98          1.75
Nonaccrual Loans/Gross Loans              1.80          2.89         1.44          1.59
Nonaccrual Lns/Ln Loss Reserve          200.70        376.41       167.76        204.19
Repos Assets/Tot Assets                   0.40          0.23         0.18          0.08
Net Chrg-Off/Av Adj Lns                   0.19          0.09         0.11          0.09
Nonmtg 1-4 Constr&Conv Lns/TA            22.33         27.57        28.63         25.20

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                               FIRST KEYSTONE FSB
                                      FKFS
                               MEDIA, PENNSYLVANIA

                                        1993          1994         1995       YTD 9/96
Num of Quarters Open for Period           4             4            4            3
FINANCIAL HIGHLIGHTS                             (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           235,498       253,168      272,821      294,219
% Change in Assets                       (0.83)         7.50         7.76         7.84
Total Loans                            138,160       150,221      165,800      171,679
Deposits                               219,131       220,596      220,804      220,246
Broker Originated Deposits                 -             -            -            -

CAPITAL:
Equity Capital                          12,032        11,763       23,271       22,114
Tangible Capital                        12,032        11,744       23,254       22,608
Core Capital                            12,032        11,744       23,254       22,608
Risk-Based Capital                      13,164        13,130       24,664       24,327
Equity Capital/Total Assets               5.11          4.65         8.53         7.52
Core Capital/Risk Based Assets           10.31          9.33        16.91        16.02
Core Capital/Adj Tang Assets              5.11          4.64         8.52         7.67
Tangible Cap/Tangible Assets              5.11          4.64         8.52         7.67
Risk-Based Cap/Risk-Wt Assets            11.28         10.43        17.93        17.24

PROFITABILITY:
Net Income(Loss)                         1,630           493        1,040          704
Ret on Avg Assets Bef Ext Item            0.44          0.20         0.39         0.33
Return on Average Equity                  9.18          4.14         4.83         4.16
Net Interest Income/Avg Assets            2.63          2.63         2.89         3.10
Noninterest Income/Avg Assets             0.91          0.55         0.48         0.51
Noninterest Expense/Avg Assets            2.94          2.84         2.80         3.03
Yield/Cost Spread                         2.70          2.67         2.76         2.99

LIQUIDITY:
Int Earn Assets/Int Bear Liab           102.85        102.64       107.42       105.64
Brokered Deposits/Tot Deposits             -             -            -            -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             5.44          4.18         4.11         4.82
Nonaccrual Loans/Gross Loans              3.76          2.02         1.85         2.96
Nonaccrual Lns/Ln Loss Reserve          460.85        217.30       214.92       203.70
Repos Assets/Tot Assets                   0.45          0.16         0.16         0.53
Net Chrg-Off/Av Adj Lns                   0.03          0.03         0.02         0.07
Nonmtg 1-4 Constr&Conv Lns/TA             7.57          6.62         6.49         6.20

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                          FIRST HOME SAVINGS BANK, FSB
                                      FSPG
                             PENNSVILLE, NEW JERSEY

                                        1993          1994         1995       YTD 9/96
Num of Quarters Open for Period           4             4            4            3
FINANCIAL HIGHLIGHTS                             (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           351,176      388,655      453,180      486,270
% Change in Assets                       11.30        10.67        16.60         7.30
Total Loans                            217,340      241,557      256,825      261,788
Deposits                               227,227      238,988      270,126      274,997
Broker Originated Deposits              12,910       17,647       15,734       18,564

CAPITAL:
Equity Capital                          22,874       23,051       30,103       30,851
Tangible Capital                        22,743       26,144       29,222       31,200
Core Capital                            22,743       26,144       29,222       31,200
Risk-Based Capital                      24,772       28,319       31,672       33,678
Equity Capital/Total Assets               6.51         5.93         6.64         6.34
Core Capital/Risk Based Assets           13.70        14.43        14.47        15.36
Core Capital/Adj Tang Assets              6.49         6.68         6.47         6.41
Tangible Cap/Tangible Assets              6.49         6.68         6.47         6.41
Risk-Based Cap/Risk-Wt Assets            14.92        15.63        15.68        16.58

PROFITABILITY:
Net Income(Loss)                         4,621        4,179        4,711        3,148
Ret on Avg Assets Bef Ext Item            1.22         1.13         1.11         0.89
Return on Average Equity                 19.57        18.20        17.54        13.86
Net Interest Income/Avg Assets            3.63         3.39         3.09         3.12
Noninterest Income/Avg Assets             0.48         0.25         0.54         0.26
Noninterest Expense/Avg Assets            1.97         1.70         1.76         2.24
Yield/Cost Spread                         3.73         3.45         3.06         3.07

LIQUIDITY:
Int Earn Assets/Int Bear Liab           102.41       102.93       103.85       103.47
Brokered Deposits/Tot Deposits            5.68         7.38         5.82         6.75

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             2.94         2.40         1.53         1.68
Nonaccrual Loans/Gross Loans              1.07         1.63         1.11         1.18
Nonaccrual Lns/Ln Loss Reserve           88.88       121.19        82.03        82.73
Repos Assets/Tot Assets                   0.59         0.24         0.11         0.13
Net Chrg-Off/Av Adj Lns                   0.05         0.10         0.16         0.03
Nonmtg 1-4 Constr&Conv Lns/TA             4.21         4.30         3.46         3.32

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                                  LAUREL SVG BK
                                      LARL
                           ALLISON PARK, PENNSYLVANIA

                                              1993          1994      1995       YTD 9/96
Number of Open Quarters                                                4              3
FINANCIAL HIGHLIGHTS                                      ($'s in Thousands)
BALANCE SHEET:
Total Assets
% Change in Assets                              -             -      192,698       201,987
Securities-Book Value                           -             -          -            4.82
Securities-Fair Value                           -             -       32,839        45,654
Total Loans & Leases                            -             -       32,927        45,636
Total Deposits                                  -             -      146,566       150,291
Loan/Deposit Ratio                              -             -      164,943       168,616
Provision for Loan Losses                       -             -           89            89
                                                -             -           68            20
CAPITAL:
Equity Capital
Total Qualifying Capital(Est)                   -             -       19,921        20,821
Equity Capital/Average Assets                   -             -       20,320        22,090
Tot Qual Cap/Rk Bsd Asts(Est)                   -             -        10.63         10.61
Tier 1 Cap/Rsk Bsed Asts(Est)                   -             -        19.68         20.89
T1 Cap/Avg Assets(Lev Est)                      -             -        18.43         19.63
Dividends Declared/Net Income                   -             -         9.98         10.34
                                                -             -          -           20.53
PROFITABILITY:
Net Income(Loss)
Return on Average Assets                        -             -        2,525         1,393
Return on Average Equity Cap                    -             -         1.35          0.95
Net Interest Margin                             -             -        13.55          9.02
Net Int Income/Avg Assets                       -             -         4.07          3.93
Noninterest Income/Avg Assets                   -             -         4.01          3.89
Noninterest Exp/Avg Assets                      -             -         0.21          0.24
                                                -             -         2.05          2.63
ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE
NPA's/Equity + LLR                              -             -         0.73          0.59
LLR/Nonperf & Restrcd Lns                       -             -         4.94          3.89
Foreclosed RE/Total Assets                      -             -       237.34        260.16
90+ Day Del Loans/Total Loans                   -             -         0.15          0.07
Loan Loss Reserves/Total Lns                    -             -          -             -
Net Charge-Offs/Average Loans                   -             -         1.29          1.27
Dom Risk R/E Lns/Tot Dom Lns                    -             -         0.03          0.00
                                                -             -         8.51          7.68
LIQUIDITY:
Brokered Dep/Total Dom Deps
$100M+ Time Dep/Total Dom Dep                   -             -          -             -
Int Earn Assets/Int Bear Liab                   -             -         3.32          3.88
Pledged Sec/Total Sec                           -             -       115.84        116.87
Fair Value Sec/Amort Cost Sec                   -             -          -            2.19
                                                -             -       101.46        100.16

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                           SCHENECTADY FEDERAL SAVINGS
                                      SFED
                              SCHENECTADY, NEW YORK

                                        1993          1994         1995        YTD 9/96
Num of Quarters Open for Period           4             4            4             3
FINANCIAL HIGHLIGHTS                             (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           146,326       150,896      166,557      166,070
% Change in Assets                       (1.48)         3.12        10.38        (0.29)
Total Loans                             92,964        94,299      101,585      117,941
Deposits                               134,425       138,132      139,555      141,790
Broker Originated Deposits                 -             -            -            -

CAPITAL:
Equity Capital                           9,642        10,046       17,030       17,305
Tangible Capital                         9,642        10,046       16,942       17,263
Core Capital                             9,642        10,046       16,942       17,263
Risk-Based Capital                      10,446        10,907       17,514       17,909
Equity Capital/Total Assets               6.59          6.66        10.22        10.42
Core Capital/Risk Based Assets           12.98         13.25        20.79        19.64
Core Capital/Adj Tang Assets              6.59          6.66        10.18        10.40
Tangible Cap/Tangible Assets              6.59          6.66        10.18        10.40
Risk-Based Cap/Risk-Wt Assets            14.06         14.38        21.49        20.37

PROFITABILITY:
Net Income(Loss)                           406           511          724          321
Ret on Avg Assets Bef Ext Item            0.28          0.34         0.44         0.26
Return on Average Equity                  4.30          5.19         5.09         2.47
Net Interest Income/Avg Assets            3.00          3.17         3.05         3.16
Noninterest Income/Avg Assets             0.40          0.06         0.21         0.27
Noninterest Expense/Avg Assets            2.81          2.66         2.43         3.28
Yield/Cost Spread                         2.97          3.11         2.86         2.88

LIQUIDITY:
Int Earn Assets/Int Bear Liab           105.49        105.77       110.21       109.98
Brokered Deposits/Tot Deposits             -             -            -            -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             3.16          2.67         1.94         1.62
Nonaccrual Loans/Gross Loans              1.54          1.34         0.79         0.79
Nonaccrual Lns/Ln Loss Reserve          178.61        147.39       139.09       143.19
Repos Assets/Tot Assets                   0.23          0.14         0.12         0.05
Net Chrg-Off/Av Adj Lns                   0.40          0.07         0.68         0.02
Nonmtg 1-4 Constr&Conv Lns/TA             5.69          5.05         3.58         3.06

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                             FIRST FSB OF NEW CASTLE
                                      SHEN
                            NEW CASTLE, PENNSYLVANIA

                                        1993         1994         1995        YTD 9/96
Num of Quarters Open for Period           4            4            4             3
FINANCIAL HIGHLIGHTS                           (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           286,863      302,306      327,253      379,719
% Change in Assets                        4.01         5.38         8.25        16.03
Total Loans                            201,372      215,811      228,834      256,283
Deposits                               252,596      250,246      256,268      261,293
Broker Originated Deposits                 -            -            -            -

CAPITAL:
Equity Capital                          31,095       33,256       36,935       37,087
Tangible Capital                        31,075       33,542       36,248       37,572
Core Capital                            31,075       33,542       36,248       37,572
Risk-Based Capital                      33,240       35,709       38,608       40,205
Equity Capital/Total Assets              10.84        11.00        11.29         9.77
Core Capital/Risk Based Assets           17.72        19.40        18.98        17.67
Core Capital/Adj Tang Assets             10.83        11.08        11.10         9.88
Tangible Cap/Tangible Assets             10.83        11.08        11.10         9.88
Risk-Based Cap/Risk-Wt Assets            18.95        20.65        20.22        18.90

PROFITABILITY:
Net Income(Loss)                         2,412        2,099        2,810        1,645
Ret on Avg Assets Bef Ext Item            0.70         0.71         0.89         0.62
Return on Average Equity                  7.82         6.52         8.07         5.94
Net Interest Income/Avg Assets            3.15         3.21         3.28         3.30
Noninterest Income/Avg Assets             0.33         0.21         0.27         0.27
Noninterest Expense/Avg Assets            2.09         2.11         1.82         2.33
Yield/Cost Spread                         3.02         2.94         2.89         3.04

LIQUIDITY:
Int Earn Assets/Int Bear Liab           109.85       110.23       111.01       109.31
Brokered Deposits/Tot Deposits             -            -            -            -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             2.55         2.08         1.80         1.49
Nonaccrual Loans/Gross Loans              1.41         1.00         0.31         0.35
Nonaccrual Lns/Ln Loss Reserve          130.77        81.37        28.76        34.26
Repos Assets/Tot Assets                   0.07         0.10         0.29         0.25
Net Chrg-Off/Av Adj Lns                   0.19         0.19         0.48         0.24
Nonmtg 1-4 Constr&Conv Lns/TA             6.68         6.40         7.13         6.48

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                           FIRST FS&LA OF WESTCHESTER
                                      WCBI
                              WESTCHESTER, ILLINOIS

                                        1993          1994          1995        YTD 9/96
Num of Quarters Open for Period           4             4             4             3
FINANCIAL HIGHLIGHTS                             (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           297,753       294,220       302,011      301,159
% Change in Assets                       (1.24)        (1.19)         2.65        (0.28)
Total Loans                            189,984       205,299       209,316      220,063
Deposits                               252,982       248,864       256,737      257,137
Broker Originated Deposits                 -             -             -            -

CAPITAL:
Equity Capital                          39,392        39,785        40,345       38,894
Tangible Capital                        39,173        39,477        40,013       38,536
Core Capital                            39,173        39,477        40,013       38,536
Risk-Based Capital                      40,021        40,325        40,896       39,419
Equity Capital/Total Assets              13.23         13.52         13.36        12.91
Core Capital/Risk Based Assets           35.38         33.33         32.42        29.24
Core Capital/Adj Tang Assets             13.18         13.45         13.28        12.81
Tangible Cap/Tangible Assets             13.18         13.45         13.28        12.81
Risk-Based Cap/Risk-Wt Assets            36.14         34.05         33.14        29.91

PROFITABILITY:
Net Income(Loss)                         4,054         3,929         3,970        2,024
Ret on Avg Assets Bef Ext Item            1.35          1.33          1.35         0.90
Return on Average Equity                 10.93          9.92         10.27         6.99
Net Interest Income/Avg Assets            3.38          3.39          3.56         3.48
Noninterest Income/Avg Assets             0.36          0.33          0.29         0.28
Noninterest Expense/Avg Assets            1.70          1.67          1.76         2.41
Yield/Cost Spread                         3.11          3.07          3.20         3.09

LIQUIDITY:
Int Earn Assets/Int Bear Liab           113.09        114.00        113.44       113.41
Brokered Deposits/Tot Deposits             -             -             -            -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             0.45          0.58          0.54         0.73
Nonaccrual Loans/Gross Loans              0.40          0.15          0.54         0.73
Nonaccrual Lns/Ln Loss Reserve           83.60         34.88        129.22       183.35
Repos Assets/Tot Assets                   0.03          0.15           -            -
Net Chrg-Off/Av Adj Lns                    -            0.02           -            -
Nonmtg 1-4 Constr&Conv Lns/TA             6.69          9.23          9.31        10.53

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

FERGUSON & CO., LLP


                             WASHINGTON SVGS BK, FSB
                                       WSB
                                WALDORF, MARYLAND

                                        1993          1994          1995       YTD 9/96
Num of Quarters Open for Period           4             4             4            3
FINANCIAL HIGHLIGHTS                              (All $ Amounts in Thousands)
BALANCE SHEET:
Total Assets                           216,112       214,903       270,598      248,525
% Change in Assets                        9.80         (0.56)        25.92        (8.16)
Total Loans                             75,902        93,706       119,528      126,341
Deposits                               197,815       193,278       248,243      225,199
Broker Originated Deposits                 -           2,682         8,133        6,768

CAPITAL:
Equity Capital                          16,195        17,557        21,088       20,638
Tangible Capital                        15,568        16,732        18,859       19,004
Core Capital                            15,568        16,732        18,859       19,004
Risk-Based Capital                      16,354        17,656        19,985       19,487
Equity Capital/Total Assets               7.49          8.17          7.79         8.30
Core Capital/Risk Based Assets           24.86         22.64         19.70        20.12
Core Capital/Adj Tang Assets              7.23          7.84          7.04         7.70
Tangible Cap/Tangible Assets              7.23          7.84          7.04         7.70
Risk-Based Cap/Risk-Wt Assets            26.12         23.89         20.88        20.63

PROFITABILITY:
Net Income(Loss)                         3,415         1,679         2,402          611
Ret on Avg Assets Bef Ext Item            1.51          0.78          0.92         0.32
Return on Average Equity                 21.41          9.95         12.77         3.88
Net Interest Income/Avg Assets            2.65          2.63          2.45         2.59
Noninterest Income/Avg Assets             1.79          0.75          0.82         0.46
Noninterest Expense/Avg Assets            1.95          2.11          1.82         2.66
Yield/Cost Spread                         2.40          2.43          2.25         2.35

LIQUIDITY:
Int Earn Assets/Int Bear Liab           106.16        105.45        105.14       105.03
Brokered Deposits/Tot Deposits             -            1.39          3.28         3.01

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             4.38          5.58          3.90         3.64
Nonaccrual Loans/Gross Loans              1.53          1.08          0.88         0.93
Nonaccrual Lns/Ln Loss Reserve          137.35        129.88        109.77       117.99
Repos Assets/Tot Assets                   0.49          0.72          0.45         0.50
Net Chrg-Off/Av Adj Lns                  (0.02)         0.40          0.00         0.08
Nonmtg 1-4 Constr&Conv Lns/TA            10.61         11.42          9.20         9.77

Source:  TAFS and Bank Source, by Sheshunoff

Information Services Inc., September 30, 1996.

                                   EXHIBIT V

FERGUSON & CO., LLP    EXHIBIT V. - PRO FORMA ASSUMPTIONS

1. Net proceeds from the conversion were invested at the beginning of the period at 5.40%, which was the approximate rate on the one-year treasury bill on December 20, 1996. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

2. Heartland Community Bank's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial ESOP expense.

3. Heartland Community Bank's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 37%.

5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

6. Earnings per share calculations have ignored AICPA OP 93-6. Calculating earnings per share under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to individual accounts at the beginning of the period would yield earnings per share of $0.97, $0.86, $0.77 and $0.70, and a price to earnings ratio of 10.30, 11.66, 12.91 and 14.23, at the minimum, midpoint, maximum and super maximum, respectively.

                                   EXHIBIT V
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                                   12/20/1996

HEARTLAND BANK, CAMDEN, ARKANSAS
----------------------------------------------------------------------

1. Conversion Proceeds
   Pro Forma Market Value (Minimum)                                     $     17,000,000
   Less:  Estimated Expenses                                                    (750,000)
                                                                       ------------------
   Net Conversion Proceeds                                              $     16,250,000

2. Estimated Additional Income From Conversion Proceeds
   Net Conversion Proceeds                                              $     16,250,000
   Less:  ESOP Contributions                                                  (1,360,000)
          MRP Contributions                                                     (680,000)
                                                                       ------------------
   Net Conversion Proceeds after ESOP & MRP                             $     14,210,000
   Estimated Incremental Rate of Return(1)                                          3.47%
                                                                       ------------------
   Estimated Additional Income                                          $        493,272
   Less:  ESOP Expense                                                           (85,680)
          MRP Expense                                                            (85,680)
                                                                       ------------------
                                                                        $        321,912
                                                                       ==================

3. Pro Forma Calculations


                                           Before        Conversion           After
   Period                                Conversion       Results           Conversion
                                 ------------------------------------------------------------
a. Pro Forma Earnings
   Twelve Months Ended
   9/30/96                         $       1,209,000  $       321,912   $         1,530,912

b. Pro Forma Net Worth
   9/30/96                         $      13,478,001  $    14,210,000   $        27,688,001

c. Pro Forma Net Assets
   9/30/96                         $     172,971,826  $    14,210,000   $       187,181,826

(1)   Investment rate of 5.40%, subject to an effective tax rate of 37%.

                                   EXHIBIT V
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MIDPOINT OF THE CONVERSION VALUATION RANGE
                                   12/20/1996

HEARTLAND BANK, CAMDEN, ARKANSAS
-------------------------------------------------------------------

1. Conversion Proceeds
   Pro Forma Market Valuation (Midpoint)                              $        20,000,000
   Less:  Estimated Expenses                                                     (750,000)
                                                                     ---------------------
   Net Conversion Proceeds                                            $        19,250,000

2. Estimated Additional Income From Conversion Proceeds
   Net Conversion Proceeds                                            $        19,250,000
   Less:  ESOP Contributions                                                   (1,600,000)
          MRP Contributions                                                      (800,000)
                                                                     ---------------------
   Net Conversion Proceeds after ESOP & MRP                           $        16,850,000
   Estimated Incremental Rate of Return(1)                                           3.47%
                                                                     ---------------------
   Estimated Additional Income                                        $           584,914
   Less:  ESOP Expense                                                           (100,800)
          MRP Expense                                                            (100,800)
                                                                     ---------------------
                                                                      $           383,314
                                                                     =====================
3. Pro Forma Calculations


                                 Before         Conversion         After
   Period                      Conversion        Results         Conversion
                           --------------------------------------------------
a. Pro Forma Earnings
   Twelve Months Ended
   9/30/96                  $     1,209,000  $      383,314  $     1,592,314

b. Pro Forma Net Worth
   9/30/96                  $    13,478,001  $   16,850,000  $    30,328,001

c. Pro Forma Net Assets
   9/30/96                  $   172,971,826  $   16,850,000  $   189,821,826


(1)   Investment rate of 5.40%, subject to an effective tax rate of 37%.

                                   Exhibit V
                    Pro Forma Effect of Conversion Proceeds
                At the Maximum of the Conversion Valuation Range
                                   12/20/1996

Heartland Bank, Camden, Arkansas
----------------------------------------------------------------------

1. Conversion Proceeds
   Pro Forma Market Valuation (Maximum)                                  $         23,000,000
   Less:  Estimated Expenses                                                         (750,000)
                                                                        ----------------------
   Net Conversion Proceeds                                               $         22,250,000

2. Estimated Additional Income From Conversion Proceeds                 ----------------------
   Net Conversion Proceeds                                               $         22,250,000
   Less:  ESOP Contributions                                                       (1,840,000)
          MRP Contributions                                                          (920,000)
                                                                        ----------------------
   Net Conversion Proceeds after ESOP & MRP                              $         19,490,000
   Estimated Incremental Rate of Return(1)                                              3.47%
                                                                        ----------------------
   Estimated Additional Income                                           $            676,556
   Less:  ESOP Expense                                                               (115,920)
          MRP Expense                                                                (115,920)
                                                                        ----------------------
                                                                         $            444,716
                                                                        ======================
3. Pro Forma Calculations


                                          Before                 Conversion         After
   Period                               Conversion                 Results        Conversion
                                  ---------------------------------------------------------------
a. Pro Forma Earnings
   Twelve Months Ended
   9/30/96                         $          1,209,000   $           444,716  $       1,653,716

b. Pro Forma Net Worth
   9/30/96                         $         13,478,001   $        19,490,000  $      32,968,001

c. Pro Forma Net Assets
   9/30/96                         $        172,971,826   $        19,490,000  $     192,461,826


(1)   Investment rate of 5.40%, subject to an effective tax rate of 37%.

                                   EXHIBIT V
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE SUPERMAX OF THE CONVERSION VALUATION RANGE
                                   12/20/1996

HEARTLAND BANK, CAMDEN, ARKANSAS
---------------------------------------------------------------------

1. Conversion Proceeds
   Pro Forma Market Valuation (Final)                                   $     26,450,000
   Less:  Estimated Expenses                                            $       (750,000)
                                                                       -----------------
   Net Conversion Proceeds                                              $     25,700,000

2. Estimated Additional Income From Conversion Proceeds
   Net Conversion Proceeds                                              $     25,700,000
   Less:  ESOP Contributions                                            $     (2,116,000)
          MRP Contributions                                             $     (1,058,000)
                                                                       -----------------
   Net Conversion Proceeds after ESOP & MRP                             $     22,526,000
   Estimated Incremental Rate of Return(1)                                         3.47%
                                                                       -----------------
   Estimated Additional Income                                          $        781,945
   Less:  ESOP Expense                                                  $       (133,308)
          MRP Expense                                                   $       (133,308)
                                                                       -----------------
                                                                        $        515,329
                                                                       =================
3. Pro Forma Calculations


                                   Before              Conversion             After
   Period                        Conversion              Results           Conversion
                            --------------------------------------------------------------
a. Pro Forma Earnings
   Twelve Months Ended
   9/30/96                    $          1,209,000   $         515,329   $      1,724,329

b. Pro Forma Net Worth
   9/30/96                    $         13,478,001   $      22,526,000   $     36,004,001

c. Pro Forma Net Assets
   9/30/96                    $        172,971,826   $      22,526,000   $    195,497,826


(1)   Investment rate of 5.40%, subject to an effective tax rate of 37%.

                                   EXHIBIT V
                            PRO FORMA ANALYSIS SHEET

Name of Association:    HEARTLAND BANK, CAMDEN, ARKANSAS
Date of Letter to Ass: 'January 13 , 1997
Date of Market Prices:  12/20/1996

                                                                                 Southeast Publicly       All Publicly
                                                              Comparatives           Held Thrifts           Held Thrifts
                                                              ------------           ------------           ------------
                        SYMBOLS      VALUE                  Mean      Median       Mean       Median     Mean      Median
                       -------------------------            ----      ------       ----       ------     ----      ------
Price-Earnings Ratio      P/E
--------------------
  Last Twelve Months                     N/A
  At Minimum of Range                   11.10
  At Midpoint of Range                  12.56                14.15     13.23        19.69      15.60      14.76     14.17
  At Maximum of Range                   13.91
  At SuperMax of Range                  15.34

Price-Book Ratio          P/B
----------------
  Last Twelve Months                     N/A
  At Minimum of Range                   61.40%
  At Midpoint of Range                  65.95%              114.72    112.55       133.21     119.82     126.68    119.94
  At Maximum of Range                   69.76%
  At SuperMax of Range                  73.46%

Price-Asset Ratio         P/A
-----------------
  Last Twelve Months                     N/A
  At Minimum of Range                    9.08%
  At Midpoint of Range                  10.54%               12.85     12.02        18.47      14.26      12.38     11.39
  At Maximum of Range                   11.95%
  At SuperMax of Range                  13.53%

Twelve Mo. Earnings Base      Y                        $    1,209,000
  Period Ended  9/30/96

Book Value                    B                        $   13,478,001
  As of  9/30/96

Total Assets                  A                        $  172,971,826
  As of  9/30/96

Return on Money (1)           R                                 3.47%

Conversion Expense            X                        $      750,000
Underwriting Commission       C                                 0.00%
Percentage Underwritten       S                                 0.00%
Estimate Dividend
  Dollar Amount              DA                        $            0
  Yield                      DY
ESOP Contributions            P                        $    1,600,000
MRP Contributions             I                        $      800,000
ESOP Annual Expense           E                        $      100,800
MRP Annual Contributions      M                        $      100,800
Cost of ESOP Borrowings       F                                 0.00%


(1)   Investment rate of 5.40%, subject to an effective tax rate of 37%.

                                   EXHIBIT V
                            PRO FORMA ANALYSIS SHEET


Calculation of Estimated Value (V) at Midpoint Value

1.          V=           P/A(A-X-P-I)                  $    20,000,000
                   -------------------------------
                        1-P/A(1-(CxS))

2.          V=           P/B(B-X-P-I)                  $    20,000,000
                   -------------------------------
                        1-P/B(1-(CxX))

3.          V=       P/E(Y-R(X+P+I)-(E+M+ST))          $    20,000,000
                     ---------------------------------
                        1-P/E(R(1-(CxX))

                                           Value
          Estimated Value                Per Share        Total Shares             Date
     -------------------------        ---------------   ----------------     ---------------
            $20,000,000                   $10.00            2,000,000          12/20/1996

Range of Value
$20 million x 1.15 = $23 million or 2,300,000 shares at $10.00 per share. $20 million x .085 = $17 million or 1,700,000 shares at $10.00 per share.